SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant
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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Core Scientific, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Preliminary Proxy Statement — Subject to Completion

CORE SCIENTIFIC, INC.

2025

Notice of Annual Meeting of Stockholders

and Proxy Statement

CORE SCIENTIFIC 2025 PROXY STATEMENT Letter to Stockholders

LETTER TO STOCKHOLDERS

Dear Core Scientific Stockholders,

As I reflect on 2024, I am filled with immense pride in our transformation. We emerged from Chapter 11 as a Bitcoin mining company and ended 2024 as a leading provider of high-performance computing (HPC) infrastructure and AI-driven data center solutions — while maintaining our strength in digital asset mining. Our success stems from three fundamental advantages: control of 1,300 MW of powered infrastructure in strategic locations, deep operational expertise in managing high-density computing environments, and long-term contracts with industry-leading customers. We believe these strengths uniquely position us in a market experiencing unprecedented demand for reliable, scalable computing infrastructure.

Key Highlights

1.

Landmark Customer Partnerships — We secured HPC hosting contracts totaling over 500 MW, representing $8.7 billion in potential revenue over 12 years. These long-term agreements should provide predictable future cash flow and demonstrate customer confidence in our infrastructure capabilities.

2.

Strategic Infrastructure Expansion — We increased our total capacity to 1,300 MW through major expansions at our Denton and Pecos sites. The groundbreaking of our new Oklahoma facility and our Alabama lease agreement with a purchase option will further strengthen our market position in key regions.

3.

Financial Strength — We completed the mandatory conversion of secured debt and raised $1.1 billion in convertible notes, reducing interest rates and enhancing liquidity. We believe our improved capital structure supports growth while maintaining financial discipline.

Looking Forward

In 2025, we are focusing on three strategic priorities:

•	Expanding our infrastructure capacity to deploy the first 500 MW of contracted facilities, laying the groundwork for sustained long-term growth.
•	Broadening and diversifying our customer base across the HPC spectrum to drive organic growth through new customer acquisition.
•	Pursuing strategic acquisitions that complement our existing infrastructure and enhance our competitive position in key markets.

The convergence of AI, cloud computing, and digital assets is driving record demand for high-performance computing infrastructure. Core Scientific’s unique combination of assets, expertise, and customer relationships positions us to capitalize on this opportunity.

Gratitude

As Chief Executive Officer, I want to express my sincere gratitude to our dedicated team members — the backbone of our success. Their commitment and resilience have been instrumental in propelling Core Scientific forward.

To our stockholders, I, along with the entire leadership team, appreciate your continued confidence and support. We are excited about the future and look forward to driving long-term value together.

Sincerely, Adam Sullivan Chief Executive Officer Core Scientific, Inc.

CORE SCIENTIFIC 2025 PROXY STATEMENT Notice of Annual Meeting

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Date and Time: Day, May 12, 2025 10:00 a.m. Eastern Time	Meeting Place: At www.proxydocs.com/CORZ

Dear Fellow Stockholder,

It is my pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Core Scientific, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually via live webcast available at www.proxydocs.com/CORZ, on Monday, May 12, 2025 at 10:00 a.m. Eastern Time. Stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in 15 minutes before 10:00 a.m., Eastern Time on May 12, 2025 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.

To elect the Board of Directors’ nominee for director identified in the attached proxy statement to hold office until the 2028 Annual Meeting of Stockholders (if Proposal 4 is not approved), or until the 2026 Annual Meeting of Stockholders (if Proposal 4 is approved).

2.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
3.	To indicate, on a non-binding, advisory basis, the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers.
4.	To approve an amendment of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board of Directors.
5.	To approve an amendment of the Company’s Certificate of Incorporation to eliminate the supermajority vote requirement for stockholders to amend certain provisions of our Certificate of Incorporation.
6.

To approve an amendment of the Company’s Certificate of Incorporation to eliminate certain consent rights provided to our creditors in connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes.

7.	To approve our Amended and Restated 2024 Stock Incentive Plan.
8.	To ratify the selection of Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
9.	To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5, and 6.

In addition, we will transact such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof. The items of business are more fully described in the accompanying proxy statement.

The record date (the “Record Date”) for the Annual Meeting is March 14, 2025. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Todd M. DuChene

Chief Legal and Administrative Officer and Secretary

Dover, Delaware

March [18], 2025

Your vote is important! Please vote. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2025. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at h.t.t.p.s://investors.corescientific.com and w.w.w.proxydocs.com/CORZ

It is important that proxies be completed and submitted promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please submit your vote by proxy via the internet, by telephone or by mail in the enclosed postage-paid envelope in accordance with the accompanying instructions.

CORE SCIENTIFIC 2025 PROXY STATEMENT Table of Contents	| i

PROPOSAL 4 AMENDMENT OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE OUR CLASSIFIED BOARD OF DIRECTORS STRUCTURE	59

PROPOSAL 5 AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REMOVE THE SUPERMAJORITY VOTING PROVISIONS	62

PROPOSAL 6 AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN CONSENT RIGHTS PROVIDED TO OUR CREDITORS IN CONNECTION WITH THE COMPANY’S EMERGENCE FROM BANKRUPTCY AND MAKE OTHER NON-SUBSTANTIVE AND CONFORMING CHANGES	64

PROPOSAL 7 APPROVAL OF THE AMENDED AND RESTATED 2024 STOCK INCENTIVE PLAN	67

PROPOSAL 8 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

PROPOSAL 9 ADJOURNMENT OF THE ANNUAL MEETING	79

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	80

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION	82

Indemnification Agreements	82

Other Related Party Transactions	82

Related Person Transaction Policy	82

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	83

HOUSEHOLDING OF PROXY MATERIALS	84

OTHER MATTERS	85

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders	| 1

CORE SCIENTIFIC, INC.

838 Walker Road

Suite 21-2105

Dover, Delaware 19904

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

May 12, 2025

Questions and answers about these proxy materials and voting

Why did I receive proxy materials?

We have sent you this proxy statement (this “Proxy Statement”) because the board of directors (the “Board of Directors”) of Core Scientific, Inc. (sometimes referred to as “the Company,” “Core,” “we” and “our”) is soliciting, on the Company’s behalf, your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting.

We intend to first mail the Proxy Statement and the form of proxy to stockholders on or about March [18], 2025.

How do I attend the Annual Meeting?

We will be hosting the Annual Meeting via live audio webcast only. Stockholders will not be able to physically attend the Annual Meeting. You are entitled to attend the Annual Meeting if you were a stockholder of record as of the close of business on March 14, 2025 (the “Record Date”), or hold a valid proxy for the meeting. You can attend the annual meeting by visiting www.proxydocs.com/CORZ, where you will be able to listen to the Annual Meeting live, submit questions and vote online.

The meeting will be held on Monday, May 12, 2025 at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time to allow time for online check-in. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

In order to enter the Annual Meeting virtually, you will need the unique 12-digit control number, which is included on your proxy card if you are a common stockholder of record or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

Can I ask questions at the Annual Meeting?

Stockholders will have the ability to submit questions during the Annual Meeting via the Annual Meeting website at www.virtualshareholdermeeting.com/CORZ2025. Questions may be submitted online shortly prior to, and during, the Annual Meeting by logging in with the 12-digit control number at www.proxydocs.com/CORZ. We will answer questions during the Annual Meeting that are pertinent to the Company as time permits. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics. For appropriate questions that are not otherwise addressed during the Annual Meeting, we will publish our responses on our Investor Relations site after the meeting or communicate the relevant response directly to the submitting stockholder. Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our rules of conduct for the Annual Meeting, which stockholders can view during the meeting at www.proxydocs.com/CORZ.

What if I have technical difficulties or trouble accessing the virtual meeting website?

Technicians will be available to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the online check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log in page.

2 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [xxx,xxx,xxx] shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices for examination during ordinary business hours by any stockholder for any purpose germane to the Annual Meeting for a period of ten days prior to the Annual Meeting through the close of the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return your vote by proxy through the Internet or over the telephone or vote by proxy using a proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held not in your name but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record you may not vote your shares at the Annual Meeting even if you participate virtually unless you request and obtain a valid proxy from your broker, bank or other agent.

How many votes do I have?

Each holder of our common stock will have one vote per share of common stock held as of the Record Date.

What am I voting on?

There are nine matters scheduled for a vote:

•

The election of the Board of Directors’ nominee for director, Adam Sullivan, to hold office until the 2028 Annual Meeting of Stockholders (if Proposal 4 is not approved) or until the 2026 Annual Meeting of Stockholders (If Proposal 4 is approved) (Proposal 1);

•	Approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 2);
•	Indication, on a non-binding, advisory basis, of the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers (Proposal 3);
•	Approval of an amendment of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board of Directors (Proposal 4);
•

Approval of an amendment of the Company’s Certificate of Incorporation to eliminate the supermajority vote requirement for stockholders to amend certain provisions of our Certificate of Incorporation (Proposal 5);

•

Approval of an amendment of the Company’s Certificate of Incorporation to eliminate certain consent rights provided to our creditors in connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes (Proposal 6);

•	Approval of our Amended and Restated 2024 Stock Incentive Plan (Proposal 7);
•	Ratification of the selection of Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 8); and.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders	| 3

•	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5 and 6 (Proposal 9).

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. To vote all of your shares by proxy, you must complete, date, sign and return each proxy card and voting instruction form that you receive or vote over the telephone or via the internet the shares represented by each, e-mail, proxy card or voting instruction form that you receive. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or you may vote by proxy through the Internet, over the telephone or using a proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically even if you have already voted by proxy.

•

To vote online at the Annual Meeting, you will need to visit www.proxydocs.com/CORZ during the Annual Meeting while the polls are open and follow the instructions provided. You will be asked to provide the 12-digit control number from the proxy card and follow the instructions.

•

To vote in advance of the Annual Meeting through the Internet, go to www.proxypush.com/CORZ to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the proxy card. [Your Internet vote must be received by 11:59 p.m., Eastern Time, on May 11, 2025 to be counted.

•

To vote in advance of the Annual Meeting over the telephone, dial toll-free 1-866-240-5213 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 12-digit control number from the proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on May 11, 2025 to be counted.

•

To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a copy of the proxy materials containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from internet access providers and telephone companies.

4 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing the proxy card that may be delivered to you, by telephone, through the Internet or electronically at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of the Board of Directors:

•

“FOR” the election of the nominee for director (Proposal 1). If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by us;

•	“FOR” the advisory approval of executive compensation (Proposal 2);
•	For “ONE YEAR” as the preferred frequency of advisory votes to approve executive compensation (Proposal 3);
•	“FOR” the amendment of the Company’s Certificate of Incorporation to declassify the Board of Directors (Proposal 4),
•

“FOR” the amendment of the Company’s Certificate of Incorporation to eliminate the supermajority vote requirement for stockholders to amend certain provisions of our Certificate of Incorporation (Proposal 5),

•

“FOR” the amendment of the Company’s Certificate of Incorporation to eliminate certain consent rights provided to our creditors in connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes (Proposal 6),

•	“FOR” the approval of our Amended and Restated 2024 Stock Incentive Plan (Proposal 7),
•	“FOR” the selection of Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 8); and
•	“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5 and 6 (Proposal 9).

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposals 1 through 7 and Proposal 9 are considered to be “non-routine,” meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 8 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 8. Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1 through 7 and Proposal 9 are considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with these proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders	| 5

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may grant a subsequent proxy by telephone or through the Internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 838 Walker Road, Suite 21-2105, Dover, Delaware 19904.
•

You may attend the Annual Meeting virtually and vote online. Simply attending the Annual Meeting virtually will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (i) with respect to Proposal 1, votes “FOR,” “WITHHOLD” and broker non-votes; (ii) with respect to Proposals 2, 4, 5, 6, 7, 8 and 9, votes “FOR,” “AGAINST,” abstentions and broker non-votes (although no broker non-votes are expected on Proposal 8); and (iii) with respect to Proposal 3, votes for frequencies of “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” abstentions and broker non-votes.

What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal	Vote Required for Approval	Effect of Abstentions or Withhold Votes, As Applicable	Effect of Broker Non-Votes	Board of Directors Recommendation
1. Election of Director named in this Proxy Statement	Directors are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. In other words, the nominee receiving the most “FOR” votes will be elected.	No Effect	No Effect	“FOR” its nominee
2. Advisory approval of the compensation of the Company’s Named Executive Officers	The number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal for the proposal to be approved. Because this proposal is an advisory vote, the result will not be binding on our Board of Directors.	No Effect	No Effect	“FOR”
3. Advisory vote on the frequency of stockholder advisory votes to approve executive compensation	The frequency receiving the most votes will be considered the preferred frequency of our stockholders. Because this proposal is an advisory vote, the result will not be binding on our Board of Directors.	No Effect	No Effect	“ONE YEAR”

6 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal	Vote Required for Approval	Effect of Abstentions or Withhold Votes, As Applicable	Effect of Broker Non-Votes	Board of Directors Recommendation
4. Approval of amendment of Certificate of Incorporation to declassify the Board of Directors	The affirmative vote of the holders of at least 66 2/3% of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required for the proposal to be approved.	Against	Against	“FOR”
5. Approval of amendment of Certificate of Incorporation to eliminate supermajority vote requirement for amendments to Certificate of Incorporation	The affirmative vote of the holders of at least 66 2/3% of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required for the proposal to be approved.	Against	Against	“FOR”
6. Approval of amendment of Certificate of Incorporation to eliminate certain consent rights provided to creditors in connection with the Company’s emergence from bankruptcy	The affirmative vote of the holders of at least 66 2/3% of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required for the proposal to be approved.	Against	Against	“FOR”
7. Approval of our Amended and Restated 2024 Stock Incentive Plan	The number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal for the proposal to be approved.	No Effect	No Effect	“FOR”
8. Ratification of the appointment of Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	The number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal for the proposal to be approved.	No Effect	Not applicable	“FOR”
9. Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5, and 6.	The holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy at the meeting and entitled to vote thereon will be required for the proposal to be approved.	Against	No Effect	“FOR”

In addition, for approval, Proposals 4, 5 and 6 require the affirmative vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors, because such votes are required to alter, amend or repeal Articles V, VII and VIII of the Certificate of Incorporation, which are implicated in Proposals 4, 5 and 6. As such, these requisite votes have been obtained prior to the filing of this Proxy Statement.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proxy Statement for the 2025 Annual Meeting of Stockholders	| 7

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting in person, by remote communication, if applicable, or represented by proxy. On the Record Date, there were [xxx,xxx,xxx] shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of voting power of the shares present at the Annual Meeting in person, by remote communication or represented by proxy may adjourn the Annual Meeting to another date.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have hired MacKenzie Partners to solicit proxies. We expect to pay MacKenzie Partners a fee of $10,000 plus reasonable expenses for these services.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Your vote is important! Please vote. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2025. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at h.t.t.p.s://investors.corescientific.com and w.w.w.proxydocs.com/CORZ.

It is important that proxies be completed and submitted promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please submit your vote by proxy via the internet, by telephone or by mail in the enclosed postage-paid envelope in accordance with the accompanying instructions.

8 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 1: Election of Directors

PROPOSAL 1

ELECTION OF DIRECTOR

General

The Certificate of Incorporation currently provides for a classified Board of Directors of seven directors consisting of three classes of directors, as follows:

•	Class 1: Adam Sullivan and Jarrod Patten
•	Class 2: Jeff Booth and Eric Weiss
•	Class 3: Todd Becker, Jordan Levy and Yadin Rozov,

Our Certificate of Incorporation currently provides that the term of office of the initial Class 1 directors expires at this Annual Meeting; the term of office of the initial Class 2 directors expires at the 2026 Annual Meeting of Stockholders; and the term of office of the initial Class 3 directors expires at the 2027 Annual Meeting of Stockholders. If elected by our stockholders, successors to the class of directors whose term expires at their respective annual meeting will be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor has been duly elected and qualified or, if sooner, until his or her earlier death, resignation or removal Vacancies on the Board of Directors created by the resignation or removal of a director appointed by the Equity Committee or the Ad Hoc Noteholder Group established by the Plan of Reorganization may be filled by a majority vote of the remaining directors from a list submitted by either the Equity Committee or the Ad Hoc Noteholder Group, as the case may be, and newly created directorships on our Board of Directors may be filled by persons elected by a majority of the remaining directors, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. Any director elected to fill a vacancy will hold office for the remainder of the full term of the class of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal. Notwithstanding the foregoing, as further explained in Proposal 4, if Proposal 4 is approved by stockholders, our Certificate of Incorporation will be amended to eliminate our classified Board of Directors structure, and all members of our Board of Directors will serve one-year terms beginning with the Company’s 2026 Annual Meeting. Further, if Proposal 6 is approved by stockholders, vacancies on the Board of Directors created by the resignation or removal of a director appointed by the Equity Committee or the Ad Hoc Noteholder Group need not be chosen from a list submitted by either the Equity Committee or the Ad Hoc Noteholder Group, as the case may be.

Mr. Sullivan has been recommended by our Nominating and Corporate Governance Committee and nominated by the Board of Directors for election at the Annual Meeting and, if elected at the Annual Meeting, Mr. Sullivan would serve until our 2028 Annual Meeting of Stockholders (if Proposal 4 is not approved), or until our 2026 Annual Meeting of Stockholders (if Proposal 4 is approved) and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal. It is our Company’s policy to encourage nominees for directors to attend the Annual Meeting.

Mr. Patten’s term will expire at the conclusion of the Annual Meeting, and the vacancy will not be filled at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Directors may determine, if Proposal 4 is approved, to change the current size of the Board of Directors from seven directors.

Mr. Sullivan has agreed to serve if elected and we have no reason to believe that he will be unable to serve.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the director nominee named above.

CORE SCIENTIFIC 2025 PROXY STATEMENT Information Regarding Director Nominees and Continuing Directors	| 9

INFORMATION REGARDING DIRECTOR NOMINEE AND DIRECTORS

The following is a brief biography of our nominee for director and all other directors and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led us to conclude that such person should serve as a director. We believe that, as a whole, the Board of Directors possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight.

No director nominee or continuing director is related by blood, marriage, or adoption to any director, executive officer or person chosen to become a director or executive officer. No arrangements or understandings exist between any director nominee or continuing director and any other person pursuant to which such person was selected as a director or nominee. Further, there are no legal proceedings to which any director nominee or continuing director is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Information Regarding Director Nominee

Mr. Sullivan has served on our Board of Directors since January 23, 2024. Mr. Sullivan has served as our President since May 15, 2023 and as our Chief Executive Officer as of August 2, 2023. Prior to joining the Company, from 2017 to 2023. Mr. Sullivan served as Managing Director and Head of Digital Assets and Infrastructure Group at XMS Capital Partners (a financial advisory firm) where he oversaw over $5 billion of transactions. While employed at XMS Capital Partners, Mr. Sullivan represented Power and Digital Infrastructure Acquisition Corporation in its acquisition of Core Scientific Holding Co., a predecessor and its subsidiary entities (collectively, “Legacy Core”) in 2021. He received his B.A. in Financial Economics from the University of Rochester.

We believe that Mr. Sullivan’s expertise with respect to the bitcoin mining industry and the operation of our business provide him with the qualifications and skills to serve on our Board of Directors.

Adam Sullivan President and CEO Age: 33 Director Since: 2024 Committees: N/A

Information Regarding Continuing Directors

Directors with Terms Expiring at the 2026 Annual Meeting of Stockholders

Mr. Booth has served on our Board of Directors since January 23, 2024. Mr. Booth is currently an entrepreneur and author of The Price of Tomorrow – Why Deflation is Key to an Abundant Future. From 1999 to 2017, Mr. Booth was Chief Executive Officer and Founder of BuildDirect.com Technologies, Inc. (TSX-V: BILD) a company that connects buyers and sellers of building materials and equipment to simplify the home improvement market. Mr. Booth is a Founding Partner of Ego Death Capital, a partnership of entrepreneurs that invest in other entrepreneurs solving world problems. Mr. Booth’s insights and achievements have earned him the BC Technology Industry Association’s Person of the Year in 2015 and in October 2023, he was honored with induction into the BCTIA’s Hall of Fame. Furthermore, in 2016, he gained recognition from Goldman Sachs, who named him one of the 100 Most Intriguing Entrepreneurs. In addition to his work investing and helping entrepreneurs build on the rails of bitcoin, he is a co-founder of Addy and NocNoc. Mr. Booth also actively serves on the Board of Directors of Fedi, and Breez, in addition to several advisory boards. A dedicated member of the Young Presidents Organization since 2004, he further contributes as a Founding Fellow at the Creative Destruction Lab.

We believe Mr. Booth’s entrepreneurial efforts, experience in bitcoin and other technology driven enterprises provide him with the qualifications and skills to serve on our Board of Directors.

Jeff Booth Independent Director Age: 55 Director Since: 2024 Committees: Compensation Nominating and Corporate Governance

10 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Information Regarding Director Nominees and Continuing Directors

Mr. Weiss has served on our Board of Directors since January 23, 2024. Mr. Weiss is the founder and Chief Investment Officer for Blockchain Investment Group LP, a hedge fund of funds investing exclusively in blockchain assets, since February 2018. Mr. Weiss began his career as a US Government bond trader at Morgan Stanley Dean Witter. After earning his MBA from Columbia Business School, Mr. Weiss joined the Private Equity and Venture Capital Division of GE Capital as a Director in the internet business space. While in this role, Mr. Weiss joined a client company, Internet Capital Group (ICG), as a Director of investments in business-to-business internet companies. Mr. Weiss also served as ICG’s Board of Directors representative for a number of portfolio companies. After ICG, Mr. Weiss served as a founding Principal at Stripes Group, identifying and leading investments in the online direct marketing space. Mr. Weiss has also been an active investor of personal capital in hedge funds and hedge fund of funds for over twenty years and purchased his first bitcoin in December 2013.

We believe Mr. Weiss is well suited to serve as a director on our Board of Directors due to his experience with blockchain and digital asset investing and trading markets.

Eric Weiss Independent Director Age: 54 Director Since: 2024 Committees: Compensation Nominating and Corporate Governance

Directors with Terms Expiring at the 2027 Annual Meeting of Stockholders

Mr. Becker has served on our Board of Directors since January 23, 2024. Since 2009, Mr. Becker has served as President, Chief Executive Officer and Director of Green Plains, Inc. (Nasdaq: GPRE), a producer of ethanol, grain handling and storage and related services). Mr. Becker has also previously served as Chief Executive Officer and Director of Green Plains Partners since its formation in 2015 and previously served on the board of directors for Hillshire Brands from 2012 to 2014, where he also served on the audit and compensation committees. He also spent ten years with ConAgra Foods in various management positions, including Vice President of International Trading and Marketing for ConAgra Trade Group and President of ConAgra Canada. Mr. Becker has 36 years of extensive experience in executive management, risk management, hedging and derivatives, supply chain management, M&A, and operations in numerous commodity processing and manufacturing businesses, along with significant international experience in agricultural and energy markets. In addition, he has extensive experience in debt and equity market capital raises, as well as a deep understanding and ability in investor relations and what it takes to attract and retain capital. Mr. Becker earned a master’s degree in finance from the Kelley School of Business at Indiana University and a bachelor’s degree in business administration with an emphasis in Finance from the University of Kansas.

We believe that Mr. Becker’s management, finance, and innovation expertise and experience as a director and audit committee member provide him with the qualifications and skills to serve on our Board of Directors.

Todd Becker Independent Director Age: 59 Director Since: 2024 Committees: Audit

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Mr. Levy has served on our Board of Directors since January 23, 2024. Mr. Levy currently serves as Managing Partner of SBNY (an investor in early stage disruptive technology driven companies). Prior to SBNY, Mr. Levy worked as a Partner on the early stage investing team at SoftBank Capital for 16 years. Before SoftBank, Mr. Levy was co-founder and President of ClientLogic and President, co-CEO and co-Chairman of its predecessor companies, UCA (now SITEL Worldwide) and SoftBank Services Group. Mr. Levy was also co-founder of Software Distribution Services (acquired by Ingram Micro, NYSE: INGM) and a founding director at Cobalt Networks (acquired by Sun Microsystems) and GT Interactive (acquired by Atari).

Mr. Levy currently serves on the Boards of Directors of BuzzFeed (Nasdaq: BZFD), JackThreads, RebelMouse, Shareablee, SocialFlow, Spanfeller Media, TalkSpace, WildCard and Work Market. Previously, he served on the Board of Directors of Hyperpublic (acquired by Groupon), KickApps (acquired by KIT Digital), OMGPOP (acquired by Zynga), XO Soft (acquired by CA) and ZipList (acquired by Condé Nast). Mr. Levy invested in Buddy Media (acquired by Salesforce.com) and Huffington Post (acquired by AOL). Mr. Levy is the co-founder of Z80 Labs, a startup incubator in Buffalo, and Chairman of the 43North global business plan competition. He is also non-executive Chairman of Synacor (Nasdaq: SYNC) and serves as a Director of COKeM International Ltd. Mr. Levy also served on the Upstate Regional Advisory Board for the Federal Reserve Bank of New York.

Mr. Levy is past Chairman of the Erie Canal Harbor Development Corporation, the state agency responsible for the redevelopment of Buffalo’s historic waterfront. He is a trustee of the University of Buffalo Foundation. He served for nine years as a trustee of the Albright-Knox Art Gallery and is past President of the Jewish Federation of Greater Buffalo. Mr. Levy holds a B.A. in Political Science from the State University of New York at Buffalo. We believe Mr. Levy’s service on the boards of other public companies gives him a strong understanding of his role as a member of our Board of Directors and enables him to provide essential strategic and corporate governance leadership to our Board of Directors.

Additionally, Mr. Levy’s experience as a venture capital investor, including at the seed stage, enables him to bring to our Board of Directors significant technology experience and insights in evaluating new businesses and products.

Jordan Levy Independent Director Age: 69 Director Since: 2024 Committees: Nominating and Corporate Governance

Mr. Rozov has served on our Board of Directors since January 23, 2024. Mr. Rozov is the founder and Managing Partner of Terrace Edge Ventures LLC, a financial advisory firm providing consulting services to public and private companies and institutional investors, since January 2022. From 2019 to 2021, Mr. Rozov was a Partner of GoldenTree Asset Management LLC, a leading global credit asset management firm. From 2019 to 2021, Mr. Rozov also served as the Chief Executive Officer and President of Syncora Guarantee Inc. and from 2020 to 2021, as Chief Executive Officer of Financial Guaranty UK Ltd, each of which is a stand-alone specialty insurance company owned by GoldenTree. From 2009 to 2019, he was a Partner and Managing Director at Moelis & Company where he headed the Financial Institution Advisory group and was on the Management Committee of Moelis Asset Management. From 2014 to 2019, Mr. Rozov helped co-found College Avenue Student Loans LLC and served on its board of directors and co-founded Chamonix Partners Capital Management LLC. From 2007 to 2009, Mr. Rozov was a Managing Director at UBS AG, where he was the Head of the Americas for the Repositioning Group. Mr. Rozov has served on the board of directors of Midwest Holding Inc. (Nasdaq: MDWT) since June 2022, on the board of directors of Neo Performance Materials Inc. since August 2022 and on the board of directors of Oramed Pharmaceuticals (Nasdaq: ORMP) since April 2022. Mr. Rozov holds an M.Sc. in data science from Columbia University and a bachelor’s degree with highest honors in Physics and Materials Engineering from Rutgers University.

We believe Mr. Rozov is well suited to serve as a director on our Board of Directors due to his extensive experience in the financial services industry, both as an executive and a founder.

Yadin Rozov Independent Director Age: 47 Director Since: 2024 Committees: Audit Compensation

12 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Information Regarding Director Nominees and Continuing Directors

Director with Term Expiring at the 2025 Annual Meeting of Stockholders

Mr. Patten has served on our Board of Directors since January 23, 2024. Mr. Patten founded and runs global real estate advisory firm RRG and has served as its president and chief executive officer since inception in 1996. Mr. Patten’s professional career has been dedicated to the development and execution of real estate, technology and technology management solutions that heighten operational controls, lower operating costs and deliver sustainable cost savings to users of space worldwide. Mr. Patten’s leadership, foresight and expertise have been critical drivers in the delivery of billions of dollars in value to diverse, leading-edge organizations globally. Mr. Patten has been a member of the Board of Directors of MicroStrategy Incorporated (“MicroStrategy”) (Nasdaq: MSTR) since November 2004. MicroStrategy is a multi-billion dollar public company headquartered in Tysons Corner, Virginia, in the Washington metropolitan area. MicroStrategy has built a material, digital assets business and is believed currently to be the largest public company holder of bitcoin on its corporate balance sheet. Mr. Patten received a B.S. in Biology and a B.A. in Biological Anthropology and Anatomy from the Trinity College of Arts and Sciences at Duke University.

We believe that Mr. Patten is well-suited to serve on our Board of Directors due to his leadership and management expertise as a chief executive officer, his international business, finance, and corporate compliance experience, and his extensive knowledge of bitcoin, and cost and operational controls.

Jarrod Patten Independent Director Age: 52 Director Since: 2024 Committees: Audit

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CORPORATE GOVERNANCE AND RELATED MATTERS

Communications with Directors

Stockholders and other parties interested in communicating directly with the Chairman, any committee chair, or with the non-employee directors as a group may do so by contacting the Chairman of the Board of Directors, c/o Corporate Secretary, Core Scientific, Inc., 838 Walker Road, Suite 21-2105, Dover, Delaware 19904. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Meetings

During 2024, the Company’s current Board of Directors held thirteen meetings and acted by unanimous written consent ten times. In 2024, each director attended more than 75% of the total Board of Directors and committee meetings (for committees on which he served). Under Core Scientific’s Corporate Governance Principles, each director is expected to commit the time necessary to prepare for and attend all Board of Directors and committee meetings, as well as the Annual Meeting of Stockholders. All members of the Board of Directors are expected to attend the Annual Meeting. We did not hold a 2024 Annual Meeting of Stockholders.

Prior to the Company’s emergence from bankruptcy on January 23, 2024, the Company’s prior Board of Directors met twice and acted by unanimous written consent one time. The Company’s prior Board of Directors consisted of Michael Levitt, Matt Minnis, Darin Feinstein, Neal Goldman, Jarvis Hollingsworth and Kneeland Youngblood.

Board of Directors Independence

As required under the Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with its counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant facts and circumstance, including any identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that each of Messrs. Becker, Booth, Levy, Patten, Rozov and Weiss are “independent” as defined by applicable NASDAQ rules, and each of Messrs. Feinstein, Goldman, Hollingsworth, and Youngblood were “independent” during the period each served on our Board of Directors during 2024.

Board of Directors Leadership Structure

Since January 23, 2024, the Company maintains separate CEO and Chair roles. The Board of Directors has determined this to be the appropriate leadership structure at this time to carry out its roles and responsibilities on behalf of the Company and its stockholders. Our Board of Directors is chaired by Jarrod Patten, who was appointed a director by the Equity Committee established pursuant to the Company’s plan of reorganization (“Plan of Reorganization”) under the jointly administered Chapter 11 cases under the caption CORE SCIENTIFIC, INC. et al Debtors” and set forth in the Fourth Amended Joint Chapter 11 Plan of Core Scientific and its affiliated debtors dated January 15, 2024. The Board will select the Company’s CEO and chairperson of the Board in the manner that it determines to be in the best interests of the Company’s stockholders. The Company does not believe there should be a fixed rule regarding the positions of Chief Executive Officer and chairperson being held by different individuals, or whether the chairperson should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to assume these roles may require different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interests of the Company. The Nominating and Corporate Governance Committee will periodically review this matter and make recommendations to the Board.

In the event that the Company does not have an independent chairperson of the Board, the independent directors may designate a lead independent director. The name of the chairperson or lead independent director will be listed in the Company’s Proxy Statement. The lead independent director’s duties shall include: (i) presiding at all meetings of the Board at which the chairperson is not present,

14 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Corporate Governance and Related Matters

including executive sessions of the independent directors; (ii) acting as liaison between the independent directors and the Chief Executive Officer and chairperson; (iii) presiding over meetings of the independent directors; (iv) consulting with the chairperson in planning and setting schedules and agendas for Board meetings; and (v) performing such other functions as the Board may delegate.

The Board of Directors will continue to evaluate the separation of the roles of CEO and Chair , as well as the role and responsibilities of the Chair. The Board of Directors intends to act as necessary to ensure that the Board of Directors and management operate with a common purpose and a single, clear chain of command to execute our strategic initiatives and business plans, while facilitating the regular flow of information.

Role of the Board of Directors in Risk Oversight

We face a broad array of risks, including market, operational, strategic, legal, regulatory, reputational, cybersecurity/data security, environmental, social and financial risks. Our management is responsible for establishing and maintaining systems to manage these risks. One of the key functions of our Board of Directors is to exercise informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also oversees compliance with legal and regulatory requirements. The Board of Directors and committees receive regular reports from Company management with respect to particular risk exposures and the committee chairs provide regular reports to the Board of Directors with respect to relevant areas of oversight as discussed below.

Board of Directors Committees

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.

Name	Audit	Nominating Corporate Governance	Compensation

Adam Sullivan

Jarrod Patten	X

Todd Becker	Chair

Jeff Booth		X	X

Yadin Rozov	X		Chair

Eric Weiss		X	X

Jordan Levy		Chair

Our Board of Directors has adopted a written charter for each of our committees, each of which is available to stockholders on our investor relations website at https://investors.corescientific.com.

Code of Business Conduct and Ethics

We have adopted a code of conduct (the “Code of Conduct”) applicable to all employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available under the Governance section of our website at https://investors.corescientific.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Insider Trading and Hedging Policy

Our Board of Directors has adopted an insider trading policy, governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees, and certain consultants, that are reasonably designed to promote

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compliance with insider trading laws, rules and regulations and any listing standards applicable to us. The Company’s insider trading policy also prohibits our employees (including officers), directors and certain consultants from engaging in hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits trading in derivative securities related to our securities, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin or holding it in a margin account and pledging our shares as collateral for a loan. Although we have not formally adopted insider trading policies and procedures governing transactions in our securities by the Company itself, we intend to comply with all applicable securities laws and regulations when engaging in such transactions.

Audit Committee

The Audit Committee of the Board of Directors (the “Audit Committee”) is currently composed of three members: Mr. Becker (Chair), Mr. Patten, and Mr. Rozov. Prior to the Company’s emergence from bankruptcy on January 23, 2024, the Company’s Audit Committee consisted of Neal Goldman, Jarvis Hollingsworth and Kneeland Youngblood. The Audit Committee met eight times in 2024.

Our Board of Directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable listing standards of Nasdaq. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. Additionally, our Board of Directors has determined that Mr. Patten, Mr. Becker and Mr. Rozov (as well as Messrs. Goldman, Hollingsworth and Youngblood prior to the Company’s Plan of Reorganization in January 2024) are qualified as audit committee financial experts within the meaning of SEC rules and meet the financial sophistication requirements of the applicable Nasdaq listing rules. In arriving at this determination, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment and has determined that each Audit Committee member qualifies as a financial expert as defined in Item 407(d) of Regulation S-K. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board of Directors with respect to oversight of corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:

•	helping the Board of Directors oversee corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;
•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing related person transactions;
•

obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission (the “SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting

16 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Corporate Governance and Related Matters

firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,

Todd Becker (Chair)

Jarrod Patten

Yadin Rozov

Compensation Committee

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is currently composed of three directors: Mr. Rozov (Chair), Mr. Booth and Mr. Weiss. Prior to the Company’s emergence from bankruptcy on January 23, 2024, the Compensation Committee consisted of Kneeland Youngblood, Matt Minnis, and Neal Goldman .Our Board of Directors has determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee. The Compensation Committee met [ten] times and acted by unanimous written consent seven times in 2024.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other members of senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

•	reviewing and approving the compensation of our Chief Executive Officer, other executive officers and other members of senior management;
•	administering the equity incentive plans and other benefit programs;
•

reviewing, adopting, amending and terminating incentive compensation and equity plans, employment agreements, severance agreements and similar arrangements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers, including our Chief Executive Officer, and other members of senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our Chief Executive Officer and Chief Legal Officer. The Compensation Committee meets regularly in executive session. However, from time to time, the Compensation Committee may invite various members of management and other employees as well as outside advisors or consultants to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer and Chief Legal Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding their compensation. The Charter of the Compensation Committee (referred to as the “Charter” in the following two paragraphs) grants the Compensation Committee full access to all books, records, facilities and personnel of the Company.

In addition, under the Charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the factors, prescribed by the SEC, and the applicable listing standards of Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Further, under the Charter, the Chair of the Compensation Committee has the delegated authority to act on behalf of the Compensation Committee in connection with (1) approval of the retention of advisors and outside service providers (including

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negotiation and execution of their engagement letters) and (2) as may otherwise be determined by the Compensation Committee. The Compensation Committee also may form and delegate authority to one or more subcommittees consisting of one or more members of the Board of Directors (whether or not he, she or they are on the Compensation Committee) to the extent allowed under applicable law and Nasdaq listing requirements. By delegating an issue to the Chair or a subcommittee, the Compensation Committee does not surrender any authority over that issue. Although the Compensation Committee may act on any issue that has been delegated to the Chair or a subcommittee, doing so will not limit or restrict future action by the Chair or subcommittee on any matters delegated to it. Any action or decision of the Chair or a subcommittee is presented to the Compensation Committee at its next scheduled meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are currently, or have been at any time, one of our executive officers or employees. None of our executive officers currently serve, or have served during the last year, as a member of the Board of Directors or Compensation Committee of any entity where an executive officer of such other entity serves or served as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) is currently composed of three directors: Mr. Levy (Chair), Mr. Booth and Mr. Weiss. Prior to the Company’s emergence from bankruptcy on January 23, 2024, the Company’s Nominating and Corporate Governance Committee consisted of Jarvis Hollingsworth, Kneeland Youngblood, and Matt Minnis. The Nominating and Corporate Governance Committee met three times in 2024. All members of the Nominating and Corporate Governance Committee are independent under the applicable listing standards of Nasdaq.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board of Directors, considering and making recommendations to the Board of Directors regarding the composition and chairmanship of the committees of the Board of Directors, developing and making recommendations to the Board of Directors regarding corporate governance guidelines and matters, including in relation to corporate social responsibility and overseeing periodic evaluations of the performance of the Board of Directors, including its individual directors and committees subject in all respects to the Company’s Certificate of Incorporation.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including a reputation for integrity, honesty and adherence to high ethical standards; demonstrated business acumen, experience and the ability to exercise sound judgement in matters that relate to the current and long-term objectives of the Company and a willingness and ability to contribute positively to the decision-making process of the Company; a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees; the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the best interests of all stockholders. The Nominating and Corporate Governance Committee also believes that candidates for director should not have, nor appear to have, a conflict of interest that would impair the candidate’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. However, the Nominating and Corporate Governance Committee may modify these qualifications from time to time based on evolving needs of the Board of Directors. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders.

Our Nominating and Corporate Governance Committee believes that our Board of Directors, taken as a whole, should embody a wide range of skills, experiences and backgrounds. In this regard, the Nominating and Corporate Governance Committee will strive to achieve a balance of backgrounds, perspectives, and experience on our Board of Directors and its committees.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board of Directors refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is

18 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Corporate Governance and Related Matters

based upon applicable SEC rules and regulations and Nasdaq listing standards. The Nominating and Corporate Governance Committee then compiles a list of potential candidates, and may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider each potential candidate’s qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders according to the same minimum criteria set forth above. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Core Scientific, Inc., 838 Walker Road, Suite 21-2105, Dover, Delaware 19904, at least 120 days prior to the anniversary date of the mailing of our Proxy Statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our common stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	| 19

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, our stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

The advisory vote to approve named executive officer compensation described in this proposal is commonly referred to as a “say-on-pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are (i) focused on pay-for-performance principles, (ii) strongly aligned with our stockholders’ interests and (iii) consistent with current market practices. The Company’s executive compensation program, including the compensation paid to our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative disclosure.

The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or our Board of Directors or our Compensation Committee. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the approval, on a non-binding, advisory basis, of the resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement.

20 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 3: Advisory Vote on the Frequency of Future Stockholder Advisory Votes to Approve Named Executive Officer Compensation

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, every six years, we must provide stockholders an opportunity to vote, on a non-binding, advisory basis, for their preference on how frequently we should seek future non-binding, advisory votes to approve the compensation of our named executive officers (such as the one described in Proposal 2 above). Specifically, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our Board of Directors has determined that an annual frequency is the most appropriate alternative for the Company for the advisory vote to approve named executive officer compensation and therefore recommends that you vote for a one year interval for the advisory vote to approve named executive officer compensation. The Board of Directors believes that an annual vote to approve named executive officer compensation provides stockholders with the opportunity to provide timely and direct input to the Board of Directors and the Compensation Committee about our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board of Directors believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. As an advisory vote, this Proposal 3 is not binding on either the Company or the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results in making a decision as to the policy regarding the frequency of future advisory votes to approve named executive officer compensation. The Board of Directors will continue to evaluate the appropriate frequency for the advisory vote to approve named executive officer compensation.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below:

RESOLVED, that, with respect to the resolution on the frequency of holding an advisory vote to approve named executive officer compensation, the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder advisory vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, compensation table and related narrative disclosure).

Recommendation of the Board of Directors

The Board of Directors recommends voting for a frequency of “One Year” for future advisory votes to approve named executive officer compensation.

CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Officers	| 21

EXECUTIVE OFFICERS

The following table sets forth information with respect to our executive officers and their ages as of the date of this Proxy Statement. No executive officer is related by blood, marriage, or adoption to any director, executive officer or person chosen to become a director or executive officer. No arrangements or understanding exist between any executive officer and any other person pursuant to which such person was selected as an executive officer. Further, there are no legal proceedings to which any of our executive officers are a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position

Adam Sullivan	33	President, Chief Executive Officer and Director

Denise Sterling	60	Executive Vice President, Chief Financial Officer

Todd M. DuChene	61	Executive Vice President, Chief Legal and Administrative Officer and Secretary

Adam Sullivan. Biographical information for Mr. Sullivan is presented above under the caption “Information Regarding Director Nominees.”

Todd DuChene. Mr. DuChene has been our Corporate Secretary since April 1, 2019. Since May 2023 he has served as our Executive Vice President, Chief Legal and Administrative Officer and Secretary. Prior to that, from November 2022 to May 2023, he served as our President and Chief Legal and Administrative Officer and Corporate Secretary, and, from January 2022 to November 2022, he served as EVP, General Counsel, Chief Compliance Officer and Corporate Secretary. Mr. DuChene also served as the General Counsel and Corporate Secretary of Legacy Core from April 2019 until January 2022. Prior to joining the Company, Mr. DuChene served as Senior Vice President, General Counsel and Secretary and Chief Compliance Officer for FLIR Systems, Inc., an industrial and military technology company, from September 2014 to April 2019. Prior to joining FLIR, Mr. DuChene served as Executive Vice President, General Counsel and Secretary of Nuance Communications, Inc., a leading provider of speech recognition and related technology to enterprise, healthcare and mobile and consumer customers from October 2011 to September 2014. Previously, Mr. DuChene served as Senior Vice President, General Counsel and Secretary of National Semiconductor Corporation from January 2008 to October 2011, prior to its acquisition by Texas Instruments Inc. In addition, Mr. DuChene has served as General Counsel to each of Solectron Corporation, Fisher Scientific International Inc. (now ThermoFisher Scientific) and OfficeMax, Inc. Mr. DuChene began his legal career as an associate with BakerHostetler (a law firm) in Cleveland, Ohio in 1988. Mr. DuChene holds a B.A. in Political Science from The College of Wooster and a J.D. from the University of Michigan Law School.

Denise Sterling. Ms. Sterling has served as our Executive Vice President, Chief Financial Officer since April 2022. In October 2022, Ms. Sterling was appointed as Principal Accounting Officer. Ms. Sterling previously served as the Company’s Senior Vice President of Finance from May 2021 to April 2022. Before joining the Company, Ms. Sterling worked for Oportun, a Nasdaq-listed financial services company that leverages its digital platform to provide responsible consumer credit to hardworking people, as Senior Vice President of FP&A and Finance from June 2018 to May 2021. Ms. Sterling served in various tax and finance roles for Visa from 1995 to 2018, including as Senior Vice President of the Global Risk Management team from November 2016 to June 2018. Ms. Sterling holds a bachelor’s degree in accounting from San Francisco State University and a master’s degree in tax from Golden Gate University. She is a Certified Public Accountant. On September 5, 2024, Ms. Sterling informed the Company of her intention to resign from the Company pending the appointment of a successor. Ms. Sterling’s tenure as the Company’s Executive Vice President, Chief Financial Officer ended on March 17, 2025.

22 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information regarding the 2024 compensation program for our principal executive officer, our principal financial officer, and the individual who was our most highly compensated executive officer (other than our principal executive officer and principal financial officer) serving as an executive officer at the end of 2024 (collectively, our “Named Executive Officers” or “NEOs”). Our Named Executive Officers for the year ended December 31, 2024, were:

•	Adam Sullivan, our President and Chief Executive Officer and a member of our Board of Directors (our “CEO”);
•	Denise Sterling, our Executive Vice President, Chief Financial Officer; and
•	Todd M. DuChene, our Executive Vice President, Chief Legal and Administrative Officer, and Secretary.

The above individuals were the only named executive officers.

Named Executive Officer Transition

In September 2024, Ms. Sterling informed us of her intention to resign from the Company pending the appointment of a successor. Subsequently, we entered into a transition and separation agreement with her as described in detail in “Executive Summary — Key 2024 Executive Compensation Highlights — Transition Arrangements with Ms. Sterling” below.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2024 and provides an overview of our executive compensation philosophy, goals, and objectives, including our principal compensation policies and practices. In addition, it analyzes how and why the Compensation Committee made the specific compensation decisions for our Named Executive Officers in 2024 and discusses the key factors that were considered in making these decisions.

Executive Summary

Who We Are

Core Scientific, Inc. is a leader in designing, building and operating digital infrastructure for high-performance computing. Since our inception in 2018, we have been a premier provider and operator of dedicated, purpose-built facilities and software solutions for digital asset mining for ourselves and our third-party customers. In March 2024, we announced the provision of digital infrastructure colocation services to a third party engaged in high-performance computing (“HPC”). In May 2024 we expanded our relationship with CoreWeave, Inc. (“CoreWeave”) the artificial intelligence (“AI”) hyperscaler, to provide approximately 200 megawatts (“MW”) of digital infrastructure to host CoreWeave’s HPC operations and provide CoreWeave options with respect to the Company’s existing facilities to provide approximately 500 MW of digital infrastructure on similar terms. In June and August 2024, the Company announced CoreWeave’s execution of options to secure an additional 70 MW and 112 MW, respectively, of infrastructure to host its HPC operations. In October 2024, the Company announced that CoreWeave had exercised its final option for an additional 120 MW of infrastructure.

These new agreements leverage the Company’s existing digital infrastructure and expertise in third-party hosting solutions. We believe that using our existing infrastructure for HPC hosting operations will provide more consistent dollar-based revenue and represent substantially less risk than our traditional hosted bitcoin mining or our bitcoin self-mining operations. As a result, we intend to focus our business development and marketing efforts on expanding our HPC hosting customer base. As a result, we initiated a significant strategic transition from bitcoin mining to hosting and colocation services for customers employing hosting services for HPC workloads such as artificial intelligence-related applications. During 2024, we were substantially engaged in constructing, refurbishing, reallocating or converting a substantial portion of our ten facilities in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1), and Texas (3) to support artificial intelligence-related workloads, primarily for our one existing HPC customer, but also to support our commitment to meeting the growing demand for HPC solutions and diversifying our revenue streams. Currently, the vast majority of our revenue is from mining bitcoin for our own account (‘self-mining”). We remain committed to maintaining our leadership in bitcoin mining while capitalizing on the opportunities presented by the growing HPC colocation business.

Our business strategy is to grow our revenue and profitability by expanding our existing large-scale data center infrastructure portfolio configured for specialized computers performing specific, high-value applications such as cloud computing, machine learning and artificial intelligence, and maximizing the portion of our existing infrastructure portfolio contracted for HPC hosting. We intend to continue to strategically develop and make operational the infrastructure necessary to support our existing contractual commitments

CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis	| 23

to our existing HPC customer and to support expected customer growth and additional demand by leveraging our data center expertise and capabilities. We intend to seek additional opportunities and to engage additional customers in the HPC hosting segment to expand our business into these areas using our knowledge, expertise, existing and future infrastructure where favorable market opportunities exist.

Our strategy is focused on hyperscale cloud-based providers and enterprises, including potential customers which we believe have significant data center infrastructure needs, but have not yet been outsourced or will require additional data center space and power to support their growth and their increasing reliance on technology infrastructure in their operations. We believe our capabilities for serving the needs of large hyperscale providers and enterprises will continue to enable us to capitalize on the growing demand for outsourced data center facilities in our markets and in new markets where our customers are located or plan to be located in the future.

We have three operating segments: “Digital Asset Self-Mining,” consisting of performing digital asset mining for our own account, “Digital Asset Hosted Mining,” consisting of providing hosting services to third parties for digital asset mining, and “HPC Hosting,” consisting of providing hosting services to third parties for graphic processing unit-based (“GPU-based”) HPC hosting operations. Prior to April 1, 2024, we operated only in the Digital Asset Self-Mining and Digital Asset Hosted Mining segments.

Our Digital Asset Self-Mining operation segment generates revenue from the deployment and operation our own large fleet of computers (“miners”) within our owned digital infrastructure as part of a pool of users that process transactions conducted on one or more blockchain networks. In exchange for this activity, we receive digital assets in the form of bitcoin. We began digital asset mining at scale in 2018 and in 2020 became one of the largest North American providers of hosting services primarily for third-party mining customers. We had an average hourly operating power demand of approximately 572 MW for the year ended December 31, 2024.

Our Digital Asset Hosted Mining operation segment generates revenue through the sale of electricity-based consumption contracts for our hosting services, which are recurring in nature. Our Digital Asset Hosted Mining operation segment provides a full suite of services to our digital asset mining customers. We provide deployment, monitoring, troubleshooting, optimization and maintenance of our customers’ digital asset mining equipment and provide necessary electrical power, repair and other infrastructure services necessary for our customers to operate, maintain and efficiently mine digital assets. We do not expect to further expand our Digital Asset Hosted Mining operations in 2025 and future years.

Our HPC Hosting operation segment generates revenue by providing colocation, cloud and connectivity services to customers in exchange for a fee. Our HPC Hosting operation segment provides colocation, facilities operations, security and other services to third-party HPC customers to support workloads for machine learning and artificial intelligence. As of December 31, 2024, we have secured approximately 1,317 MW of contracted power capacity and operate and manage one of the largest data center infrastructure asset bases among publicly listed North American miners with operational capacity of approximately 784 MW to support of our existing and planned HPC operations as well as our existing digital asset mining operations.

On January 23, 2024, we successfully emerged from a Chapter 11 restructuring after filing, in December 2022, voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Emergence”).

Key 2024 Business Highlights

In addition to navigating the challenges resulting from the Chapter 11 restructuring and re-listing of our common stock, we successfully undertook major initiatives to drive our business forward in 2024. Key business highlights from 2024 include:

•

Execution of seven high performance compute colocation agreements with counterparty to provide approximately 500 MW of electrical power and approximately $8.7 billion of revenue over the 12-year operational term of the agreements;

•

Completed two convertible note offering raisings gross proceeds in excess of $1 billion in the aggregate eliminating the Company’s Chapter 11 emergence debt and providing funding for the Company’s expected growth;

•

Stock price appreciation resulted in automatic conversion of the Company’s Emergence Senior Secured Convertible debt and triggered the in-the-money convertibility of the Company’s outstanding tranche 2 warrants;

•	Acquired lease with an option to purchase a eleven MW high performance compute facility in Auburn, Alabama;

Key 2024 Executive Compensation Highlights

Following the Emergence, the Compensation Committee took the following actions with respect to the compensation of our Named Executive Officers for 2024:

•

Base Salary — Approved an annual base salary increase for our CEO to $625,000 from $500,000, and an annual base salary increase for Ms. Sterling to $350,000 to $500,000, while maintaining the annual base salary of Mr. DuChene at its 2023 level of $500,000.

24 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

•

Annual Cash Bonuses — Approved cash bonuses for performance in 2024 under our 2024 annual cash bonus plan at 175% of the target annual cash bonus opportunity for Mr. DuChene and 230% of the target annual cash bonus opportunity for Mr. Sullivan. The Compensation Committee also approved for Ms. Sterling a discretionary bonus of 175% of the bonus provided for pursuant the transition and separation agreement with Ms. Sterling, our former Executive Vice President, Chief Financial Officer, dated September 4, 2024 (the “Sterling Transition Agreement”).

•

Cash Retention Bonuses — Approved cash bonuses of $250,000 for Ms. Sterling and $150,000 for Mr. DuChene, with such bonuses subject to forfeiture and repayment of the net (after tax) amount if the applicable executive voluntarily terminated his or her employment within 12 months of the date of such award. Mr. Sullivan did not receive a retention bonus.

•

Compensation Arrangements with Mr. Sullivan — Entered into an employment agreement with Mr. Sullivan dated June 14, 2024 (the “Sullivan Employment Agreement”) pursuant to which he agreed to continue to serve as our CEO. Mr. Sullivan commenced serving as our President in May 2023 and become our Chief Executive Officer in August 2023. Pursuant to the Sullivan Employment Agreement, Mr. Sullivan will be entitled to the following:

•	an annual base salary of $625,000;
•

eligibility to participate in our annual cash bonus plan for each year beginning with calendar year 2024, with a 2024 target annual bonus opportunity equal to 125% of his annual base salary, subject to the achievement of certain pre-established performance criteria following consultation with him by the Compensation Committee;

•	eligibility to participate in the Core Scientific, Inc. 2024 Stock Incentive Plan (referred to herein as the “2024 Stock Plan” or “2024 Stock Incentive Plan”);
•	eligibility to participate in our employee health and welfare benefit plans and to receive such other fringe benefits as we make available to our executives generally;
•	reimbursement of $80,000 in legal fees incurred in connection with his negotiation and entry into the Sullivan Employment Agreement and related matters;
•	reimbursement of certain reasonable and necessary business expenses; and
•

a series of equity awards granted by the Compensation Committee on June 14, 2024, under the 2024 Stock Plan, in connection with the effectiveness of the Sullivan Employment Agreement, consisting of the following (the “2024 Sullivan Equity Award”):

•

a special one-time award of 2,867,521 restricted stock units (“RSUs”) (with each vested RSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement) under the 2024 Stock Plan (the “Sullivan Emergence Equity Award”), which will vest over four years in equal amounts, with one-quarter of the RSUs vesting on January 23, 2025 and one-quarter of the RSUs vesting on each of the next three anniversaries of such initial vesting date, subject to Mr. Sullivan remaining employed by us on each applicable vesting date (the “Sullivan Continuous Service Condition”);

•

a regular annual award of 716,881 RSUs (with each vested RSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement), which will vest over three years in equal amounts, with one-third of the RSUs subject to the award vesting on January 23, 2025 and 1/12th of the RSUs vesting at the conclusion of each calendar quarter thereafter until December 31, 2026, subject to Mr. Sullivan’s satisfaction of the Sullivan Continuous Service Condition; and

•

a regular annual award of 238,961 performance-based RSUs (“PSUs”) (with each earned PSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement), which is eligible to be earned over three years, with (A) one-third of the PSUs eligible to be earned and subject to vesting with respect to the 2024 calendar year, (B) one-third of the PSUs (plus any unearned portion of the award from the prior year) eligible to be earned and subject to vesting with respect to the 2025 calendar year, and (C) one-third of the PSUs (plus any unearned portion of the award from any prior year) eligible to be earned and subject to vesting with respect to the 2026 calendar year, subject, in each case, to the attainment of the specific pre-established performance goals approved by the Compensation Committee and subject to his satisfaction of the Sullivan Continuous Service Condition.

•

In addition, in the event Mr. Sullivan’s employment is terminated by the Company without “cause” or he resigns for “good reason,” in each case, outside the protection period (as defined below) that relates to a “change in control” of the Company, including our non-renewal of the “employment period” (as each of these terms is defined in the Sullivan Employment Agreement), and subject to his timely execution of a separation and release agreement in favor of the Company, he will be entitled to receive:

•	his continued base salary for 18 months following the employment termination date;
•	payment of any unpaid annual cash bonus for the completed year that ended prior to the employment termination date;
•	continued eligibility to earn a pro-rata portion of the annual cash bonus for the year in which the employment termination date occurred;
•

reimbursement of the cost of continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for him and his eligible dependents, for up to 18 months following the employment termination date; and

CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis	| 25

subject to the specific terms and conditions of the equity awards granted to him under the 2024 Stock Plan (including, as applicable, the 2024 Sullivan Equity Award), accelerated vesting of the unvested portion thereof.

•

In the event Mr. Sullivan’s employment is terminated without “cause” or he resigns for “good reason” within the protection period (as defined below) that relates to a “change in control” of the Company (as each of these terms is defined in the Sullivan Employment Agreement), and subject to his timely execution of a separation and release agreement in favor of the Company, he will be entitled to receive:

•	a lump-sum payment equal to twice the sum of his annual base salary and target annual bonus opportunity in effect as of the employment termination date;
•	payment of any unpaid annual cash bonus for the completed year that ended prior to the employment termination date;
•	continued eligibility to earn a pro-rata portion of the annual cash bonus for the year in which the employment termination date occurred;
•	reimbursement of the cost of continuation coverage pursuant to COBRA for him and his eligible dependents, for up to 18 months following the employment termination date; and
•

subject to the specific terms and conditions of the equity awards granted to him under the 2024 Stock Plan (including, as applicable, the 2024 Sullivan Equity Award), accelerated vesting of the unvested portion thereof.

For purposes of these post-employment compensation arrangements, the “protection period” means the period commencing on or after the date that we enter into a definitive agreement that results in a change in control of the Company and ending 12 months following such a change in control.

We also entered into an indemnification agreement with Mr. Sullivan based on terms substantially consistent with the indemnification agreements applicable to our other senior executive officers and the non-employee members of our Board of Directors.

•

Transition Arrangements with Ms. Sterling — Pursuant to the Sterling Transition Agreement Ms. Sterling agreed to remain employed with us through May 1, 2025 (the “Separation Date”), unless her employment is terminated earlier as provided in the Sterling Transition Agreement. Ms. Sterling has agreed to assist with the transition of her duties to her successor until the applicable term of the Sterling Transition Agreement is terminated. During the ‘transition period” (as that term is defined in the Sterling Transition Agreement) Ms. Sterling will be entitled to the following:

•	an annual base salary of $500,000, retroactively effective as of May 2, 2024;
•

subject to her remaining employed with us through December 31, 2024, and executing a general release of claims in favor of the Company, a cash bonus of $500,000 (the “Sterling Retention Bonus”) which was paid at 175% in January 2025 based on the performance of the Company during the transition period;

•	eligibility to participate in the 2024 Stock Plan;
•	eligibility to participate in our employee health and welfare benefit plans and to receive such other fringe benefits as we make available to our executives generally; and
•

a special one-time award of 318,613 RSUs (with each vested RSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement) under the 2024 Stock Plan (the “Sterling Emergence Equity Award”), which will vest on March 31, 2025, subject to Ms. Sterling remaining employed by or providing other services to us through the vesting date.

In addition, as provided in the Sterling Transition Agreement, if a “qualifying early termination” (as that term is defined in the Sterling Transition Agreement) occurs and Ms. Sterling complies with the relevant obligations in the Sterling Transition Agreement, including the timely execution of a general release in favor of the Company, she will be entitled to (i) the Sterling Retention Bonus to the extent it remains unpaid as of the date of the “qualifying early termination” and (ii) accelerated vesting of the unvested portion of the Sterling Emergence Equity Award.

Pursuant to the Sterling Transition Agreement, Ms. Sterling agreed to a general release of claims in favor of the Company and other customary non-disparagement, confidentiality, and cooperation covenants.

•

Compensation Arrangements with Mr. DuChene — Entered into an employment agreement with Mr. DuChene dated July 19, 2024 (the “DuChene Employment Agreement”) pursuant to which he agreed to continue to serve as our Executive Vice President, Chief Legal and Administrative Officer, and Secretary. Pursuant to the DuChene Employment Agreement, Mr. Duchene will be entitled to the following:

•	an annual base salary of $500,000;
•

eligibility to participate in our annual cash bonus plan for each year beginning with calendar year 2024, with a 2024 target annual bonus opportunity equal to 100% of his annual base salary, subject to the achievement of certain pre-established

26 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

performance criteria approved by the Compensation Committee (provided, however, that his annual cash bonus for 2024 will not be less than $500,000 regardless of whether such performance criteria have been satisfied);

•	eligibility to participate in the 2024 Stock Plan;
•	eligibility to participate in our employee health and welfare benefit plans and to receive such other fringe benefits as we make available to our executives generally;
•	reimbursement of certain reasonable and necessary business expenses; and
•

a series of equity awards granted by the Compensation Committee on July 19, 2024, under the 2024 Stock Plan, in connection with the effectiveness of the DuChene Employment Agreement, consisting of the following (the “2024 DuChene Equity Award”):

•

a special one-time award of 1,003,633 RSUs (with each vested RSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement) under the 2024 Stock Plan, which will vest over four years in equal amounts, with one-quarter of the RSUs vesting on December 31, 2024 and one-quarter of the RSUs vesting on each of the next three anniversaries of such initial vesting date, subject to Mr. DuChene remaining employed by us on each applicable vesting date (the “DuChene Continuous Service Condition”);

•

a regular annual award of 250,909 RSUs (with each vested RSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement), which will vest over three years with one-third of the RSUs vesting on January 23, 2025 and 1/12th of the RSUs vesting at the conclusion of each calendar quarter thereafter until December 31, 2026, subject to his satisfaction of the DuChene Continuous Service Condition; and

•

a regular annual award of 83,637 PSUs (with each earned PSU subject to conversion on a one-for-one basis into shares of our common stock upon settlement), which is eligible to be earned over three years, with (A) one-third of the PSUs eligible to be earned and subject to vesting with respect to the 2024 calendar year, (B) one-third of the PSUs (plus any unearned portion of the award from the prior year) eligible to be earned and subject to vesting with respect to the 2025 calendar year, and (C) one-third of the PSUs (plus any unearned portion of the award from any prior year) eligible to be earned and subject to vesting with respect to the 2026 calendar year, subject, in each case, to the attainment of the specific pre-established performance goals approved by the Compensation Committee and subject to his satisfaction of the DuChene Continuous Service Condition.

In addition, in the event Mr. DuChene’s employment is terminated by the Company without “cause” outside the protection period (as defined below) that relates to a “change in control” of the Company, including our non-renewal of the “employment period” (as each of these terms is defined in the DuChene Employment Agreement), and subject to his timely execution of a separation and release agreement in favor of the Company, he will be entitled to receive:

•	his continued annual base salary for 12 months following the employment termination date;
•	payment of any unpaid annual cash bonus for the completed year that ended prior to the employment termination date; and
•

subject to the specific terms and conditions of the equity awards granted to him under the 2024 Stock Incentive Plan (including, as applicable, the 2024 DuChene Equity Award), accelerated vesting of the unvested portion thereof; provided that the vesting of the unvested portion of any outstanding equity awards granted to him prior to 2024 (the “Legacy Awards”) will be accelerated, in full.

In the event Mr. DuChene’s employment is terminated without “cause” within the protection period (as defined below) that relates to a “change in control” of the Company (as each of these terms is defined in the DuChene Employment Agreement), and subject to his timely execution of a separation and release agreement in favor of the Company, he will be entitled to receive:

•	a lump-sum payment equal to his annual base salary in effect as of the employment termination date;
•

payment of any unpaid portion of any additional retention benefit, transaction benefit, or similar benefit arrangement offered or provided to him in connection with the “change in control” of the Company to which the protection period relates;

•	payment of any unpaid annual cash bonus for the completed year that ended prior to the employment termination date; and
•

subject to the specific terms and conditions of the equity awards granted to him under the 2024 Stock Incentive Plan (including, as applicable, the 2024 DuChene Equity Award), accelerated vesting of the unvested portion thereof; provided that the vesting of the unvested portion of any Legacy Awards will be accelerated l, subject to his timely execution of a separation and release agreement in favor of the Company.

In the event Mr. DuChene’s employment is terminated following the “initial term” due to his “retirement” (as each of these terms is defined in the DuChene Employment Agreement) then, subject to him remaining employed through the date of his retirement, the specific terms and conditions of the applicable equity award agreements (including, as applicable, the 2024 DuChene Equity Award), and his timely execution of a separation and release agreement in favor of the Company, he will be entitled to accelerated vesting of any outstanding equity or equity-based incentive awards he holds to the extent provided under the equity award agreements relating thereto; provided that the vesting of the unvested portion of any Legacy Awards will be accelerated in full.

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For purposes of these post-employment compensation arrangements, the “protection period” means the period commencing on or after the date that we enter into a definitive agreement that results in a change in control of the Company and ending 12 months following such a change in control.

We also entered into an indemnification agreement with Mr. DuChene based on terms substantially consistent with the indemnification agreements applicable to our other senior executive officers and the non-employee members of our Board of Directors.

Each of these agreements was approved by the Compensation Committee, taking into account (i) the requisite experience and skills that a qualified candidate would need to manage a growing business in a dynamic and ever-changing environment, (ii) the competitive market for similar positions at other comparable companies based on a review of compensation survey data, and (iii) the need to integrate the executive officer into our executive compensation structure that we have maintained since our initial public offering, balancing both competitive and internal equity considerations. For a summary of the material terms and conditions of these agreements, see “Employment Arrangements” below.

Pay-for-Performance Analysis

Our executive compensation program is intended to be reasonable and competitive, and to appropriately balance the goals of attracting, motivating, rewarding, and retaining our Named Executive Officers with the goal of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a substantial portion of our Named Executive Officers’ annual target total direct compensation opportunity is both “at risk” and variable in nature.

While we do not determine either “variable” or “fixed” pay for each Named Executive Officer with reference to a specific percentage of target total direct compensation, consistent with our “pay-for-performance” philosophy, generally, we emphasize variable compensation over fixed compensation through two separate compensation elements:

•

First, a substantial portion of our Named Executive Officers’ (other than Ms. Sterling) target annual cash compensation is performance-based through their participation in our annual cash bonus plan which provides payment if our NEOs produce short-term financial, operational, and strategic results that meet or exceed the pre-established goals and objectives set forth in our annual operating plan.

•

In addition, we grant PSU awards, which comprise a significant portion of our Named Executive Officers’ long-term incentive compensation opportunities for Messrs. Sullivan and DuChene, which may be earned over a multi-year performance period based on our actual results as measured against one or more financial performance metrics and may become vested subject to continued employment. Consequently, the value of these awards depends entirely on the value of our common stock, thereby incentivizing Messrs. Sullivan and DuChene to build sustainable long-term value for the benefit of our stockholders and remain employed by the Company.

These compensation elements are intended to ensure that, each year, a substantial portion of Messrs. Sullivan and DuChene’s’ annual target total direct compensation opportunity is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance. We believe that this design provides balanced incentives for our NEOs to drive financial performance and long-term growth. To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our NEOs, the amount of compensation realizable (and ultimately realized) from such awards in subsequent years, and our total stockholder return over this period.

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As shown by the charts set forth below, fixed compensation (consisting of base salary) for our CEO was only 6% of his annual total direct compensation opportunity (consisting of base salary, annual cash incentives and long-term equity incentives) and 16% (consisting of base salary and other non incentive cash payments) on average for our other Named Executive Officers) with at risk performance-based compensation making up the remaining 84% of annual total direct compensation (85% on average for our other NEOs). Any special or one-time equity compensation granted to our NEOs is excluded for purposes of the percentages set forth in this paragraph and the chart set forth below.

As we continue to mature as a public company, we intend that the compensation elements provided to our Named Executive Officers will continue to be designed in order to emphasize “at risk” and variable pay that helps enable us to provide a balanced set of incentives for our Named Executive Officers to meet our business objectives and drive long-term growth.

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Executive Compensation Policies and Practices

We endeavor to maintain sound executive compensation and governance-related policies and practices that are intended to support and strengthen our compensation philosophy, goals, and objectives. The design of these policies and practices are intended to align our executive compensation program with the long-term interests of our stockholders, while also reducing compensation-related risk. The Compensation Committee evaluates our executive compensation program regularly to ensure it supports our strategic goals and objectives given the dynamic nature of our business and industry, and the markets in which we compete for executive talent. Key aspects of our executive compensation and governance-related policies and practices that were in effect in 2024 include:

What We Do	What We Do Not Do

Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors as defined under the applicable SEC rules and Nasdaq listing standards, who make the decisions with respect to our Named Executive Officers’ compensation and establish our executive compensation and governance-related policies and practices.

Independent Compensation Advisor. The Compensation Committee has retained Compensia, Inc., a national compensation consulting firm (“Compensia”), to provide information, analysis, and support for our executive compensation program and to advise on our director compensation program. The Compensation Committee believes the use of an independent compensation consultant provides additional assurance that our executive compensation program is competitive in the marketplace and reflects our executive compensation philosophy, goals, and objectives. In 2024, Compensia performed no other consulting or other services for us.

Annual Executive Compensation Review. The Compensation Committee conducts an annual review of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes. The Compensation Committee also [intends to] perform[s] an annual review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk is not reasonably likely to have a material adverse effect on the Company.

Use “Pay-for-Performance” Philosophy. The majority of our Named Executive Officers’ annual target total direct compensation opportunities are directly linked to corporate performance. These target total direct compensation opportunities include a significant equity-based element, thereby making a substantial portion of each NEO’s annual target total direct compensation opportunity dependent upon our overall, long-term success (as measured through our stock price performance). Because a significant portion of our NEOs’ compensation is in the form of “at-risk” and variable pay, they are incentivized to drive financial performance and further enhance their focus on long-term growth and their interests are aligned with the interests of our stockholders.

Long-Term Vesting Requirements. Typically, the service-based equity awards granted to our Named Executive Officers vest over a multi-year period following the date of grant, which is consistent with current market practice and our executive officer retention objectives.

Compensation Recovery (“Clawback”) Policy. We maintain a compensation recovery policy that complies with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards (the “Clawback Policy”). The Clawback Policy applies to erroneously-awarded incentive compensation (including equity awards) received by current and former executive officers on or after October 2, 2023 in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, due to material noncompliance with any financial reporting requirement under the securities laws and a lower payment or award would have been made to such executive officer based on the restated financial results.

“Double-Trigger” Change-in-Control Arrangements. Under our employment agreements with our Named Executive Officers, all change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company and a qualifying termination of employment before payments and benefits are paid).

Succession Planning. The Nominating and Corporate Governance Committee reviews the risks associated with our key executive officer positions to ensure adequate succession plans are in place.

No Special Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or arrangements, or nonqualified deferred compensation plans or arrangements to our Named Executive Officers. Our NEOs are eligible to participate in our tax-qualified Section 401(k) retirement savings plan (the “Section 401(k) Plan”) on the same basis as our other full-time, salaried employees.

No Income or Excise Tax Reimbursements (including “Gross-Ups”). We do not provide any income tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits, nor do we provide any excise tax reimbursements payments (including “gross-ups”) on any change-in-control or severance payments or benefits.

Limited Perquisites. We do not view perquisites or other personal benefits as a significant element of our executive compensation program. Consequently, we provide only limited perquisites to our Named Executive Officers.

No Hedging or Pledging of our Securities. Under our Insider Trading Policy, we prohibit our employees, including our Named Executive Officers, and the non-employee members of our Board of Directors from engaging in hedging transactions or short sales, pledging our securities as collateral for a loan, purchasing our securities on margin, or placing our securities in a margin account.

No Stock Option Repricing. Our 2024 Stock Plan (including the amended and restated version of our 2024 Stock Plan as discussed in Proposal 7) does not permit stock options or stock appreciation rights to be repriced to a lower exercise or strike price and certain analogous transactions without the approval of our stockholders.

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Stockholder Advisory Votes on Named Executive Officer Compensation

At the Annual Meeting of Stockholders to which this Proxy Statement relates, we will be conducting the following stockholder advisory votes:

•	a non-binding vote to approve the compensation of our Named Executive Officers (commonly known as a “Say-on-Pay” vote); and
•	a non-binding vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote).

For additional information on these stockholder advisory votes, see Proposals 2 and 3, respectively, in this Proxy Statement.

We view the Say-on-Pay vote as a meaningful opportunity to receive feedback from our stockholders about our executive compensation program. We value the opinions of our stockholders on corporate governance, executive compensation, and related matters. Our Board of Directors and the Compensation Committee will carefully consider the results of the Say-on-Pay vote, as well as stockholder feedback received throughout the year, when making decisions on the design and structure of our executive compensation program, as well as on decisions on the compensation of our Named Executive Officers.

With respect to the “Say-When-on-Pay” vote, stockholders will have the option of voting on whether future Say-on-Pay votes should be held every one, two, or three years, or abstaining from such vote. In determining the frequency of future Say-on-Pay votes, our Board of Directors will take into consideration the preference of our stockholders as reflected by the results of the Say-When-on-Pay” vote. Our Board of Directors is recommending that we hold future Say-on-Pay votes on an annual, rather than a biennial or triennial, basis. Every six years, we are required to conduct a Say-When-on-Pay vote. Consequently, following the Annual Meeting of Stockholders to which this Proxy Statement relates, the frequency of Say-on-Pay votes as determined by our Board of Directors will remain in effect until the next Say-When-on-Pay vote, which is expected to be held at the 2031 Annual Meeting of Stockholders.

Executive Compensation Philosophy, Goals, and Objectives

Following the Emergence, our Board of Directors and the Compensation Committee evaluated our prior executive compensation philosophy, goals, and objectives to determine whether they remained appropriate for the business strategy of the organization. Ultimately, the Compensation Committee determined that the key tenets of our prior executive compensation philosophy remain appropriate for the organization and do not need to be materially changed.

The primary objective of our executive compensation program is to compensate our Named Executive Officers in a manner that is intended to attract, retain, and motivate talented individuals with the skills needed to manage a complex and growing business, in a competitive and dynamic industry, while creating sustainable long-term value for our stockholders. We recognize there is significant competition for talented executives, and it can be particularly challenging for emerging companies to recruit and retain experienced executives for various reasons, including the limited number of professionals with the industry expertise necessary to successfully manage these businesses, and perception that the risk profile associated with these businesses demands higher compensation. Accordingly, it is difficult to attract qualified executives to our industry in the first place, and those executives who have demonstrated success in the industry may be presented with other professional opportunities from companies that are larger or have greater resources. As a result of these unique industry dynamics, we recognize the need to remain flexible in our approach to executive compensation decisions and to regularly assess our executive compensation program in response to the needs of our business in an evolving marketplace.

When reviewing and revising our executive compensation program, the Compensation Committee is generally guided by the following principles that it believes align closely with, and help to drive the achievement of, our compensation goals and objectives:

•

Pay-for-Performance. Ensure a significant portion of total compensation paid to our Named Executive Officers is tied to the achievement of Company financial, operational, and strategic goals and objectives that the Compensation Committee believes are important for our growth and success.

•

Reward Achievement. Award annual cash bonus and long-term incentive compensation opportunities following a determination that our Named Executive Officers have successfully achieved the performance goals and objectives critical to our business and to the creation of sustainable long-term stockholder value.

•

Attract and Retain Executives: Attract Named Executive Officers with the background and experience necessary to lead our business and achieve our strategic goals and objectives and retain talented individuals by paying compensation that is attractive and competitive in our industry and in the marketplace generally.

•

Align Interests with Stockholders: Directly align the interests of our Named Executive Officers with those of our stockholders by granting a significant portion of their annual target total direct compensation opportunity in the form of annual cash bonuses that are tied to the achievement of financial, operational, and strategic goals and objectives and equity awards, the value of which is directly tied to our stock price.

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Compensation-Setting Process

Role of Compensation Committee

The Compensation Committee is responsible for establishing our compensation and benefits philosophy and strategy and for overseeing our compensation and benefits plans, policies, and practices generally and with respect to our Named Executive Officers. The Compensation Committee also sets the specific compensation levels for our CEO and other NEOs. Further, the Compensation Committee is also responsible for overseeing our equity compensation plans, including approving individual grants thereunder.

In determining our compensation strategy, the Compensation Committee reviews competitive market data to ensure that we are able to attract, motivate, reward, and retain talented executives. The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually by the Compensation Committee and revised as warranted. The charter is available at our corporate website under “Governance — Governance Documents — Compensation Committee Charter.”

The Compensation Committee has not established any formal policies or guidelines for allocating between currently paid and long-term compensation or between cash and non-cash compensation. In determining the amount and mix of compensation elements, and whether each element provides appropriate incentives in view of our compensation goals and objectives, the Compensation Committee relies on its judgment and experience, as well as input from its compensation consultant, rather than adopting a formulaic approach to compensation decisions. The Compensation Committee believes this approach is prudent to ensure it retains the flexibility necessary to adapt to changes in our business and industry, and to remain competitive in the marketplace.

In making its decisions, including with respect to the compensation of our Named Executive Officers, the Compensation Committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program.

Setting Target Total Direct Compensation

Each year, the Compensation Committee conducts a review of our executive compensation program to determine if any changes are necessary or appropriate. In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies, and makes decisions that it believes further our executive compensation philosophy, goals, and objectives, and/or align with compensation best practices.

Typically, during the first quarter of each year the Compensation Committee conducts an annual evaluation and analysis of the compensation arrangements of our Named Executive Officers. At that time, the Compensation Committee assesses the annual base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our NEOs and reviews their performance and all related performance criteria. Generally, adjustments to the annual target total direct compensation opportunities of our NEOs are effective at the beginning of the year.

The Compensation Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our Named Executive Officers. While the Compensation Committee recognizes the value of considering market data when making executive compensation decisions, the Compensation Committee believes that overreliance on compensation benchmarking can result in compensation that is disconnected from the value actually delivered by our NEOs because compensation benchmarking does not take into account the specific performance of the individual NEO and certain other factors specific to our business.

Instead, in making its determinations, and in consultation with its compensation consultant, the Compensation Committee reviews compensation information for a representative group of peer companies to the extent that the executive positions at these companies are considered comparable to our NEOs’ positions and informative of the competitive environment. The Compensation Committee also reviews broad-based compensation surveys to understand market compensation levels. These principles and processes apply to both cash and equity-based compensation awards granted under our executive compensation program.

The Compensation Committee does not establish a specific target for formulating the annual target total direct compensation opportunities of our Named Executive Officers. Instead, in consultation with its compensation consultant, the Compensation Committee weighs various considerations, including the following:

•	our executive compensation program objectives;
•	our recent and projected performance against the financial, operational, and strategic goals and objectives established by the Compensation Committee and our Board of Directors;
•

each individual Named Executive Officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or in selected broad-based compensation surveys;

32 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

•

the scope of each individual Named Executive Officer’s title, role, and responsibilities relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the performance of each individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance and ability to lead his or her business unit or function, and as measured against various strategic, operational, and management goals and objectives in each NEO’s areas of expertise and responsibility;

•

the potential of each individual Named Executive Officer to make future contributions to our long-term financial, operational, and strategic goals and objectives and the ability to enhance stockholder value creation;

•	the retention risk (and related replacement cost) of each individual Named Executive Officer in view of factors such as title and area of expertise;
•	our CEO’s compensation relative to that of our other Named Executive Officers, and compensation parity among our other NEOs;
•	our financial performance relative to our compensation and performance peers;
•	our executive hiring and retention considerations;
•	evolving pay practices in our industry or primary geographic areas and changes to our business and industry;
•

the compensation practices of the companies in our compensation peer group and in selected broad-based compensation surveys and the positioning of each Named Executive Officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•	the recommendations of our CEO with respect to the compensation of our Named Executive Officers (except with respect to his own compensation).

These factors provide the framework for compensation decision-making and final decisions regarding the annual target total direct compensation opportunity for each Named Executive Officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

Role of Management

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to the structure of our executive compensation program, as well as our CEO’s recommendations for adjustments to total annual cash compensation opportunities, long-term incentive compensation opportunities, and other compensation-related matters for our Named Executive Officers (except with respect to his own compensation), based on our CEO’s evaluation of their performance for the prior year. In addition, at the request of the Compensation Committee, other senior management personnel may provide performance and compensation information to the Compensation Committee to inform its compensation decisions. Consistent with the applicable Nasdaq listing standards, the Compensation Committee is ultimately responsible for approving the compensation paid to our NEOs.

At the beginning of each year, our CEO reviews the performance of our Named Executive Officers, based on their overall performance and performance against business goals and objectives established for them for the prior year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above. The annual business goals and objectives for each Named Executive Officer are to be developed through mutual discussion and agreement between our CEO and the NEO and are also reviewed with our Board of Directors.

The Compensation Committee reviews and discusses our CEO’s recommendations and considers them as one factor in determining and approving our Named Executive Officers’ annual target total direct compensation opportunities. From time to time, our CEO also attends meetings of our Board of Directors and the Compensation Committee at which executive compensation matters are addressed, except for discussions involving his own compensation.

Role of Compensation Consultant

In connection with the Emergence, our Board of Directors was reconstituted and on February 2, 2024, our Board of Directors appointed Yadin Rozov, Jeff Booth, and Eric Weiss to serve as members of the Compensation Committee. Following the Emergence, the Compensation Committee undertook an extensive search for an external compensation consultant to assist it by providing information, analysis, market compensation data, and other advice for our executive compensation program and the decisions resulting from its annual executive compensation review. In February 2024, the Compensation Committee engaged Compensia to serve as its compensation consultant. Compensia reports directly to the Compensation Committee and its chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually. We pay the costs for Compensia’s services.

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During 2024, Compensia attended the meetings of the Compensation Committee (both with and in executive session without management present) as requested and provided various services, which included the following:

•	making recommendations to the Compensation Committee regarding an appropriate compensation peer group of publicly traded companies;
•	collecting compensation data relating to the peer group companies;
•	making recommendations regarding the design of our executive compensation program;
•	making recommendations concerning the compensation of members of the Board of Directors;
•	consulting with the Compensation Committee chair and other members between Compensation Committee meetings;
•	reviewing and analyzing the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our Named Executive Officers; and
•	providing updates on regulatory developments and market trends.

Compensia also coordinated with our management for data collection and job matching for our Named Executive Officers. In 2024, Compensia did not provide any other services to us.

The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such compensation consulting firm is independent from our management. This review process included a review of the services that Compensia provided, the quality of those services, and the fees associated with the services provided during 2024. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules, and such other factors as were deemed relevant under the circumstances, the Compensation Committee evaluated Compensia’s independence and determined that no conflict of interest has arisen as a result of the work performed by Compensia, including the work performed by the individual compensation advisors employed by Compensia.

Competitive Positioning

The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. To assess our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies. The competitive data drawn from this peer group is only one of several factors that the Compensation Committee considers, however, in making its compensation decisions for our Named Executive Officers.

In March 2024, following the Emergence, the Compensation Committee directed Compensia to review and update the existing compensation peer group to serve as a reference for purposes of its subsequent executive compensation deliberations. In evaluating the companies to comprise the compensation peer group, Compensia specifically considered and weighed the following primary criteria, along with other factors:

Geography and Public Company Status	Publicly traded companies primarily headquartered in the United States and traded on a major U.S. stock exchange

Industry	Companies within the information technology, financials, and industrial sectors, including aerospace and defense, capital markets, consumer finance, financial services, IT services, software, semiconductor and semiconductor equipment, and technology hardware, storage and peripherals

Revenue	Companies with similar revenue to ours — within a range of approximately 0.33x to approximately 3.0x the midpoint of our projected 2024 revenue of between $500 million and $600 million (approximately $182 million to approximately $1.65 billion)

Market Capitalization	Companies with similar market capitalization to ours — within a range of approximately 0.25x to approximately 4.0x of a target valuation of approximately $5.0 billion (approximately $1.25 billion to approximately $20 billion)

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Based on a review of the report and analysis prepared by Compensia, in April 2024 the Compensation Committee approved the following compensation peer group:

Bitfarms	Hut 8	Quantum
Box	Marathon Digital Holdings	Rambus
CleanSpark	MarketAxess Holdings	Riot Platforms
Enova Technologies	Mercury Systems	Robinhood Markets
Fastly	MicroStrategy	SolarWinds
Galaxy Digital Holdings	Okta	VeriSign
HIVE Digital Holdings	Priority Technology Holdings

Beginning in April 2024, the Compensation Committee used data drawn from the companies in our compensation peer group, as well as data drawn from a custom data cut consisting of publicly-traded U.S.-based hardware and software technology companies with revenues up to approximately $1.5 billion from the Radford Global Technology Survey database, to analyze the compensation of our Named Executive Officers and to evaluate the competitive market for purposes of making decisions about their annual target total direct compensation opportunities, including their long-term incentive compensation opportunities.

In November 2024, given the Company’s transformation into the HPC hosting operation business, the Compensation Committee reviewed our compensation peer group for 2025 and determined that adjustments to the composition of the peer group were warranted to account for the significant revenue and other growth prospects afforded by the HPC hosting operation segment and the different customer, employment, financial and operational challenges posed by the segment. Compensia and the Compensation Committee specifically considered and weighed the following primary criteria, along with other factors:

Geography and Public Company Status	Publicly traded companies primarily headquartered in the United States and traded on a major U.S. stock exchange

Industry	Companies within the information technology, financials, and industrial sectors, including applications/systems software, data center REITs, data processing and outsourced services, interactive media and services, internet services and infrastructure, investment banking and brokerage, semiconductors and transaction and payment processing services

Revenue	Companies with similar revenue to ours — within a range of approximately 0.33x to approximately 3.0x the midpoint of our last four quarters revenue of between $575 million (approximately $190 million to approximately $1.7 billion)

Market Capitalization	Companies with similar market capitalization to ours — within a range of approximately 0.25x to approximately 4.0x of our assumed market capitalization of approximately $6.0 billion (approximately $1.5 billion to approximately $24 billion)

Based on a review of the report and analysis prepared by Compensia, in November 2024 the Compensation Committee approved the following compensation peer group for 2025:

Box	Robinhood Markets	Manhattan Associates
CleanSpark	SolarWinds	nCino
Mara Holdings	VeriSign	SentinelOne
MicroStrategy	Altair Engineering	Zeta Global Holdings
Okta	DigitalOcean Holdings	Rambus
Elastic N.V.	Informatica	Intapp
Riot Platforms

The Compensation Committee intends to review our compensation peer group at least annually and make adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

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Primary Compensation Elements

The design of our executive compensation program is intended to be competitive in the marketplace, and to appropriately balance our goal to pay our Named Executive Officers based on their performance, reward the achievement of strategic initiatives, attract and retain talented individuals, and align the interests of our NEOs and our stockholders. For 2024, the primary elements of our executive compensation program were annual base salary, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards.

Compensation Elements	Compensation Form	Compensation Objectives

Annual base salary	Fixed cash compensation	Attract and retain top talent through market-competitive base salary levels that are commensurate with our Named Executive Officers’ roles and responsibilities

Annual Cash Bonuses	Variable cash compensation based on actual performance as measured against pre-established financial, operational, and strategic performance goals and objectives	Incentivize achievement of business goals and objectives as set forth in our annual operating plan and, thereby, reward short-term performance

Long-Term Incentive Compensation	Variable equity compensation in the form of time-based RSU awards, which vest over a three or four-year period, and PSU awards which are earned based on both pre-established performance goals and objectives and time-based vesting requirements	Align the economic interests of our Named Executive Officers and our stockholders Motivate sustainable long-term stockholder value creation Promote retention of top talent

Our Named Executive Officers were also eligible to participate in the standard employee health and welfare benefit programs and our Section 401(k) Plan generally to the same extent as our other full-time, salaried employees.

Annual Base Salary

The annual base salaries of our Named Executive Officers are intended to attract and retain highly talented individuals by providing the fixed portion of their annual target total direct compensation opportunities. We use base salary to provide each NEO with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests. Generally, we establish the initial annual base salaries of our Named Executive Officers through arm’s-length negotiation at the time of hire, taking into account the individual’s position, qualifications, experience, competitive market data, and the annual base salaries of our other Named Executive Officers.

Thereafter, the Compensation Committee reviews the annual base salaries of our Named Executive Officers each year as part of its executive compensation review, with input from our CEO (except with respect to his own base salary) and the Compensation Committee’s compensation consultant, and makes adjustments, subject to the employment agreements, as it determines to be reasonable and necessary to reflect the scope of each NEO’s performance, individual contributions and responsibilities, position in the case of a promotion, annual target total direct compensation opportunity, and competitive market conditions.

In 2024, the Compensation Committee reviewed the annual base salaries of our Named Executive Officers after considering a competitive market analysis prepared by its compensation consultant as well as the other factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above.

Following this review, in connection with the approval of their respective employment and transition and separation agreements, as may be applicable, the Compensation Committee increased the annual base salaries of our CEO and Ms. Sterling in recognition of the highly competitive and challenging marketplace for skilled and seasoned executive officers and to reflect an appropriate cost-of-living adjustment. The Compensation Committee maintained the annual base salary of Mr. DuChene at its 2023 level.

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Our Named Executive Officers’ annual base salaries, effective January 1, 2023, and January 1, 2024, as applicable, as approved by the Compensation Committee were as follows:

Named Executive Officer	2023 Annual Base Salary	2024 Annual Base Salary	Percentage Increase

Mr. Sullivan(1)	$500,000	$625,000	25%

Ms. Sterling(2)	$300,000	$350,000	16.7%

Mr. DuChene	$500,000	$500,000	—

(1)	Mr. Sullivan’s base salary was increased to $625,000 effective as of June 2024 pursuant to the Sullivan Employment Agreement.
(2)	Ms. Sterling’s base salary was increased to $500,000 as of May 2024 pursuant to the Sterling Transition Agreement.

The annual base salaries of our Named Executive Officers during 2024 are set forth in the “2024 Summary Compensation Table” below.

Annual Cash Bonuses

Following the Emergence and the engagement of Compensia, the Compensation Committee began discussing the development and design of an annual cash bonus plan for our employees, including our Named Executive Officers. This discussion included a focus on various performance metrics and related target achievement levels consistent with our business strategy and annual operating plan, as well as a review of competitive market practices. In April 2024, the Compensation Committee approved the terms and conditions of our annual cash bonus plan (the “2024 Bonus Plan”), including the plan’s performance metrics, the related threshold, target, and maximum achievement levels, and the target annual cash bonus opportunities for our executive officers (other than Messrs. Sullivan and DuChene whose target annual cash bonus opportunities were to be approved in connection with the negotiation of their employment arrangements, and Ms. Sterling whose bonus amount was established in the Sterling Transition Agreement). The 2024 Bonus Plan is a full-year plan, with a performance period beginning January 1, 2024, and ending December 31, 2024.

The 2024 Bonus Plan is intended to motivate our NEOs, to achieve our annual business goals and objectives as reflected in our annual operating plan. We believe that the annual cash bonus plan aligns with our “pay-for-performance” philosophy since the amount of the bonus payments, if any, is determined once we have confirmed that certain pre-established financial, operational, and/or strategic goals and objectives have been achieved. The annual cash bonus plan is also important for retaining our executive officers since cash bonuses are a typical compensation element within our industry. Finally, the 2024 Bonus Plan will better align the interests of our executive officers with those of our stockholders because participants may only earn a bonus based on the achievement of goals and objectives deemed by the Compensation Committee to be important for driving sustainable stockholder value.

Target Annual Cash Bonus Opportunities

For 2024, the Compensation Committee, as administrator of the 2024 Bonus Plan determined the target annual cash bonus opportunities of our participating Named Executive Officers (expressed as a percentage of his or her annual base salary) after considering a competitive market analysis prepared by its compensation consultant as well as the other factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above. Following this review, in connection with the approval of their respective employment agreements the Compensation Committee approved target annual cash bonus opportunities for each of our participating NEOs in recognition of the highly competitive and challenging marketplace for skilled and seasoned executive officers and to reflect an appropriate cost-of-living adjustment.

Our participating Named Executive Officers’ target annual cash bonus opportunities for 2024 as approved by the Compensation Committee were as follows:

Named Executive Officer	2024 Annual Base Salary	2024 Target Annual Cash Bonus Opportunity (as a percentage of annual base salary)	2024 Target Annual Cash Bonus Opportunity ($)

Mr. Sullivan	$625,000	125%	$781,250

Ms. Sterling(1)	$500,000	100%	$500,000

Mr. DuChene(2)	$500,000	100%	$500,000

(1)	Ms. Sterling’s Transition and Separation Agreement entered into in September 2024 guaranteed that she would be paid a bonus of $500,000.
(2)	Mr. DuChene’s employment agreement entered into in July 2024 guaranteed that his 2024 Bonus Plan bonus would be no less than $500,000.

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Corporate Performance Metrics

In May 2024, the Compensation Committee selected a series of quantitative (cash growth/debt reduction, operating cash flow, and ideal hashrate utilization) and qualitative (various operational compliance goals and strategic objectives described in the table below) as the performance metrics for the 2024 Bonus Plan. For purposes of measuring the achievement of these performance metrics, the following specific criteria were to be applied:

Performance Metrics
Threshold Level (50%)	Target Level (100%)	Maximum Level (200%)	Weighting

Increase cash to $125 million or reduce debt by $50 million	Increase cash to $150 million or reduce debt by $75 million	Increase cash to $200 million or reduce debt by $100 million	20%

Achieve operating cash flow of $100 million for 2024	Achieve operating cash flow of $125 million for 2024	Achieve operating cash flow of $150 million for 2024	20%

Ideal hashrate utilization of 95%	Ideal hashrate utilization of 97%	Ideal hashrate utilization of 98%	20%

Compliance (material weakness progress, SOC2 compliant, SOX compliant) Performance level to be determined in the discretion of Compensation Committee	Compliance (material weakness progress, SOC2 compliant, SOX compliant) Performance level to be determined in the discretion of Compensation Committee	Compliance (material weakness progress, SOC2 compliant, SOX compliant) Performance level to be determined in the discretion of Compensation Committee	20%

Company performance in achieving strategic objectives Performance level to be determined in the discretion of Compensation Committee	Company performance in achieving strategic objectives Performance level to be determined in the discretion of Compensation Committee	Company performance in achieving strategic objectives Performance level to be determined in the discretion of Compensation Committee	20%

The Compensation Committee selected each of these items as the performance metrics for the 2024 Bonus Plan because, in its view, they were consistent with the near-term goals and objectives of our operating plan, while furthering our progress on achieving our long-term strategic goals and objectives. In the case of the quantitative performance metrics, the selected performance levels for under the 2024 Bonus Plan were greater than the amounts achieved during 2023 and represented an aggressive level of performance that the Compensation Committee believed our management team could achieve only with exceptional effort and performance in light of the Company’s capital structure and in the projected business environment. In the case of the qualitative performance metrics, the Compensation Committee believed that measuring our progress with respect to each metric category was best determined on a discretionary basis after the end of the year when our achievements could be evaluated in the context of the business environment in which the Company operated, the Company’s capital structure, the limitations imposed on the Company by its Plan of Reorganization and other competitive market actions and pressures.

Achievement of two of the foregoing performance metrics would result in a threshold bonus payment equal to 50% of our Named Executive Officers’ target annual cash bonus opportunity, while achievement of three of the performance metrics would result in a bonus payment equal to 100% of our Named Executive Officers’ target annual cash bonus opportunity, achievement of four of the performance metrics would result in a threshold bonus payment equal to 150% and achievement of all five of the performance metrics would result in a maximum bonus payment equal to 200% of our NEO’s target annual cash bonus opportunity. The Compensation Committee determined that the Company had met the maximum performance threshold for 4 of the metrics and exceeded the target level for the fifth metric, indicative of an overall performance achievement to the established metrics in excess of 175%.

For purposes of the 2024 Bonus Plan, payment of the earned portion of the 2024 target annual cash bonus opportunity to a participating Named Executive Officer was subject to the Named Executive Officer’s continued service as an employee of the Company through the date of payment.

2024 Cash Bonus Payments

In determining the amount of the 2024 cash bonus payments, the Compensation Committee reviewed our actual 2024 performance relative to each of the pre-established quantitative performance metrics and exercised its discretion to determine the appropriate

38 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

achievement level for each of the qualitative performance metrics based on an assessment of our progress on each goal and objective balanced against the relative importance of each of the items making up that goal or objective, the individual and collective efforts of our participating Named Executive Officers, the facts and circumstances affecting the global economic environment during the year, and the overall creation and enhancement of sustainable long-term value.

Based on its assessment of these factors, the Compensation Committee awarded the following 2024 cash bonus payments to our participating Named Executive Officers:

Named Executive Officer	2024 Target Annual Cash Bonus Opportunity	Actual Annual Cash Bonus ($)	Actual Annual Cash Bonus (as a percentage of target annual bonus opportunity)

Mr. Sullivan	$781,250	$1,800,000	230%

Ms. Sterling	$500,000	$875,000	175%

Mr. DuChene	$500,000	$875,000	175%

The Compensation Committee believes that the payment of the 2024 cash bonuses was consistent with our “pay-for-performance” philosophy and our intention to reward the achievement of the financial, operational, and strategic objectives as reflected in our annual operating plan. The 2024 cash bonuses were paid in January 2025.

The annual cash bonus payments received by our participating Named Executive Officers for 2024 are set forth in the “2024 Summary Compensation Table” below.

Long-Term Incentive Compensation

Following the Emergence and the engagement of Compensia, on April 26, 2024, our Board of Directors adopted and approved the 2024 Stock Plan providing for an aggregate of 40 million shares of common stock to be available for grant. Pursuant to the 2024 Stock Plan, equity awards were granted to our Named Executive Officers equity awards for two specific purposes:

•

to acknowledge their efforts in managing our restructuring throughout, and successful emergence from, the Chapter 11 proceedings, maintain continuity in our management team as they guide us through our return to public reporting company status, and incentivize their ongoing efforts to build sustainable long-term value for our stockholders; and

•	to re-establish a robust long-term incentive compensation program to recruit, motivate, reward, and retain a seasoned and experienced management team to operate our business prospectively.

Going forward, we intend to provide long-term incentive compensation opportunities in the form of equity awards to our executive officers, including our Named Executive Officers. Equity awards continue to be an integral element of our executive compensation program and are designed to assist us in achieving our executive compensation goals and objectives. We believe that equity awards further our “pay-for-performance” philosophy since the value of the awards is, in the case of RSU awards, based on the market price of our common stock and, in the case of PSU awards, realized only if we have achieved specific pre-established financial, operational, and/or strategic goals and objectives, and, therefore, serve to reward the achievement of these goals and objectives. Further, the design of our equity awards are intended to meet our retention objectives because the economic value of these awards can only be realized upon vesting following the satisfaction of long-term service periods.

The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Following adoption of the 2024 Stock Plan in April 2024, the Compensation Committee established the terms of the annual 2024 equity grant in early May 2024. Those terms were implemented with respect to annual grants to senior management shortly thereafter, and for Messrs. Sullivan and DuChene, once their employment agreements became effective in June and July 2024, respectively. Therefore, the proximity of any awards to other significant corporate events is coincidental. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. We attempt to make equity awards during periods when we do not have material non-public information (“MNPI”) that could impact our stock price and we do not time the release of MNPI based on equity grant dates. A summary of the 2024 terms and applicable award opportunities granted by the Compensation Committee to the Named Executive Officers is provided below. During 2024, none of our Named Executive Officers were granted any options to purchase shares of our common stock.

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Emergence RSU Awards

In connection with the approval of their respective employment and transition and separation agreements, as the case may be, the Compensation Committee approved one-time RSU awards for each of our Named Executive Officers in recognition of their key role in the Emergence (the “Emergence RSU Awards”). The Emergence RSU Awards are intended to align the interests of our Named Executive Officers with those of our stockholders since the value of the awards is directly tied to the value of our common stock. The Emergence RSU Awards also continue to have value even if the market price of our common stock declines, which could result from factors outside our control, including a decline in the value of bitcoin and perceptions about the regulatory environment within our industry.

The Emergence RSU Awards granted to our Named Executive Officers in 2024 were as follows:

Named Executive Officer	2024 Emergence RSU Awards (target value)	2024 Emergence RSU Awards (number of RSUs)(1)

Mr. Sullivan	$9,000,000	2,867,521

Ms. Sterling	$1,000,000	318,613

Mr. DuChene	$3,150,002	1,003,633

(1)

The number of RSUs subject to each Emergence RSU Award granted to each Named Executive Officer was equal to (i) the target value of the Emergence RSU Award divided by (ii) the 20-trading day volume-weighted average market price of our common stock on May 2, 2024, which was $3.1386 per unit.

The Emergence RSU Awards granted to Messrs. Sullivan and DuChene vest over four years in equal amounts, with one-quarter of the RSUs subject to the awards vesting on January 23, 2025 for Mr. Sullivan and December 31, 2024 for Mr. DuChene, and one-quarter of the RSUs vesting on each of the next three anniversaries of such initial vesting date, subject to the Named Executive Officer’s satisfaction of the Continuous Service Condition. The Emergence RSU Award granted to Ms. Sterling vests on March 31, 2025, subject to her remaining employed by or providing other services to us through the vesting date. Each vested RSU is subject to conversion on a one-for-one basis into shares of our common stock upon settlement.

Annual RSU Awards

In connection with the approval of their respective employment agreements, the Compensation Committee approved RSU awards for Messrs. Sullivan and DuChene (the “2024 Annual RSU Awards”). These RSU awards serve the same purposes and are subject to the same risks as the Emergence RSU Awards.

The 2024 Annual RSU Awards granted to Messrs. Sullivan and DuChene were as follows:

Named Executive Officer	2024 Annual RSU Awards (target value)	2024 Annual RSU Awards (number of RSUs)(1)

Mr. Sullivan	$2,250,000	716,881

Mr. DuChene	$787,509	250,909

(1)

The number of RSUs subject to each 2024 Annual RSU Award granted to Messrs. Sullivan and DuChene, respectively, was equal to (i) the target value of the 2024 Annual RSU Award divided by (ii) the 20-trading day volume-weighted average market price of our common stock on May 2, 2024, which was $3.1386 per unit.

The 2024 Annual RSU awards vest over three years with one-third of the RSUs vesting on January 23, 2025, and 1/12th of the RSUs vesting at the conclusion of each calendar quarter thereafter until December 31, 2026, subject to the Named Executive Officer’s satisfaction of the Continuous Service Condition. Each vested RSU is subject to conversion on a one-for-one basis into shares of our common stock upon settlement.

Annual PSU Awards

In connection with the approval of their respective employment agreements, the Compensation Committee approved PSU awards for Messrs. Sullivan and DuChene (the “2024 Annual PSU Awards”). These PSU awards are subject to the same risks as the 2024 Annual RSU Awards.

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The 2024 Annual PSU Awards granted to Messrs. Sullivan and DuChene were as follows:

Named Executive Officer	2024 Annual PSU Awards (target value)	2024 Annual PSU Awards (number of PSUs at target)(1)

Mr. Sullivan	$750,000	238,961

Mr. DuChene	$262,500	83,637

(1)

The number of PSUs subject to each 2024 Annual PSU award granted to Mr. Sullivan and Mr. DuChene, respectively, was equal to (i) the target value of the 2024 Annual PSU Award divided by (ii) the 20-trading day volume-weighted average market price of our common stock on May 2, 2024, which was $3.1386 per unit.

The 2024 Annual PSU Awards are eligible to be earned over a three-year performance period consisting of three annual measurement periods (a “Measurement Period”), with (i) one-third of the PSUs eligible to be earned and subject to vesting with respect to the 2024 calendar year, (ii) one-third of the PSUs(plus any unearned portion of the award from the first annual Measurement Period) eligible to be earned and subject to vesting with respect to the 2025 calendar year, and (iii) one-third of the PSUs (plus any unearned portion of the awards from the first and second annual Measurement Periods) eligible to be earned and subject to vesting with respect to the 2026 calendar year, subject, in each case, to the attainment of certain pre-established stock price targets and his satisfaction of the Sullivan Continuous Service Condition or the DuChene Continuous Service Condition, as may be applicable:

The pre-established stock price targets for the 2024 Annual PSU Awards are as follows:

Average Share Price(1)	Vesting Percentage	Performance Level

$3.14	50%	First Hurdle

$5.00	100%	Second Hurdle(2)

$8.00	150%	Third Hurdle

$10.00	200%	Fourth Hurdle

$12.00	250%	Fifth Hurdle

$14.00	300%	Sixth Hurdle

(1)	Based on the average closing price of a share of our common stock for any 20-trading day period during a Measurement Period.
(2)	The Second Hurdle constitutes ‘target” performance for purposes of the 2024 Annual PSU Awards.

Each earned PSU is subject to conversion on a one-for-one basis into shares of our common stock upon settlement.

On December 31, 2024, the Compensation Committee determined that we had attained the first, second, third, fourth, fifth and sixth stock price hurdles during 2024 (i.e. the first Measurement Period with respect to Messrs. Sullivan and DuChene), resulting in each of Messrs. Sullivan and DuChene earning 300% of the target number of PSUs subject to their 2024 Annual PSU Awards for the first Measurement Period (i.e., with respect to the PSUS attributable to calendar year 2024), with each of such earned PSUs vesting on December 31, 2024 and being settled in January 2025 in the number of shares of our common stock set forth next to their name in the following table):

Named Executive Officer	Earned PSUs (number of units)	PSUs Settled for Share of Our Common Stock

Mr. Sullivan	238,961	238,961

Mr. DuChene	83,637	83,637

As required under their 2024 Annual PSU Award agreements, each of Messrs. Sullivan and DuChene were eligible to receive such shares of common stock as a result of their being continuously employed with us through the end of the 2024 calendar year.

The number of earned PSUs for the second and third Measurement Periods will be determined based on the degree to which the Performance Level is achieved during the second and third Measurement Periods, respectively, and Messrs. Sullivan and DuChene’s satisfaction of their continued service conditions.

The equity awards granted to our Named Executive Officers during 2024 are set forth in the “2024 Summary Compensation Table” and the “2024 Grants of Plan-Based Awards Table” below.

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Other Compensation Elements

Health and Welfare Benefit Plans

Our Named Executive Officers are eligible to participate in the same Company-sponsored health and welfare benefits plans subject to the same terms and eligibility requirements as our other full-time, salaried employees. These benefits include medical, dental, vision, life (including accidental death and dismemberment), an employee assistance plan, health and dependent care flexible spending accounts, disability insurance plans, and an employee stock purchase plan.

We also sponsor the Section 401(k) Plan that provides eligible employees, including our Named Executive Officers, with an opportunity to save for retirement on a tax-advantaged basis, subject to the limits imposed by the Internal Revenue Code (the “Code”). U.S. employees who have attained at least 18 years of age are generally eligible to participate in the Section 401(k) Plan as of the first day of the calendar month following on month of service. Participants may make pre-tax or post-tax contributions to the Section 401(k) Plan or individual roth plan, subject to the statutorily prescribed annual limits on contributions under the Code. Currently, we provide a safe harbor enhanced match contribution of 100% of participants deferrals up to 6% of eligible plan compensation. Annual match contributions are limited to the 6% match cap multiplied by IRS maximum 401(k) compensation as indexed. A participant becomes 100% vested in our Company matching contributions immediately and is 100% vested in his or her pre-tax or post-tax deferrals when contributed.

We design our employee benefits programs to be affordable and competitive in relation to market practices, and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes.

Employment Agreements

We have entered into written employment agreements with Messrs. Sullivan and DuChene. We believe that these employment agreements were necessary to secure the continued service of these individuals in a highly competitive job market and to integrate the executive officer into our executive compensation structure that we have maintained since our initial public offering. Each of these employment agreements provides for an initial term of employment (three years in the case of Mr. Sullivan and one year in the case of Mr. DuChene) which automatically renews for successive one-year periods following the initial term (unless notice is provided by either party) and sets forth the initial compensation arrangements for the Named Executive Officer. These arrangements include an initial annual base salary, eligibility to participate in our annual cash bonus plan with the amount, terms, and conditions of such participation to be determined in the sole discretion of the Compensation Committee, eligibility to receive equity or equity-based incentive awards under the 2024 Stock Plan, and eligibility to participate in our employee health, retirement, and welfare benefit plans, and to receive such other fringe benefits, as we may in our discretion make available to our executive officers generally, subject to all present and future terms and conditions of such employee benefit plans and other fringe benefits.

These employment agreements also provide Messrs. Sullivan and Mr. DuChene with certain payments and benefits in the event of a termination of employment, including certain terminations of employment in connection with a change in control of the Company. These post-employment compensation arrangements are discussed in “Post-Employment Compensation” below.

For a detailed description of each of these employment agreements, see the description of the employment agreements in “Key 2024 Executive Compensation Highlights” above and “Employment Agreements with Named Executive Officers” below.

Transition and Separation Agreement

We have also entered into the Sterling Transition Agreement which provides that the employment of Ms. Sterling will terminate on May 1, 2025, unless her employment is terminated earlier as provided in the agreement. The Sterling Transition Agreement also sets forth the compensation arrangements for Ms. Sterling, including her annual base salary during the transition period, eligibility to

42 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Compensation Discussion and Analysis

receive a $500,000 cash retention bonus if she remained continuously employed by us through December 31, 2024, the Sterling Emergence Equity Award, and eligibility to participate in our employee health, retirement, and welfare benefit plans, and to receive such other fringe benefits, as we may in our discretion make available to our executives generally, subject to all present and future terms and conditions of such employee benefit plans and other fringe benefits.

The Sterling Transition Agreement also provides Ms. Sterling with certain payments and benefits in the event of an early termination of employment as provided in the agreement and described in more detail in “Executive Summary — Key 2024 Executive Compensation Highlights — Transition Arrangements with Ms. Sterling” above and “Employment Agreements with Named Executive Officers” below.

Post-Employment Compensation

The employment agreements we have entered into with Messrs. Sullivan and Mr. DuChene provide for certain protections in the event of death, disability, and certain involuntary terminations of employment, including an involuntary termination of employment in connection with a change in control of the Company, in exchange for a general release of claims and compliance with a confidentiality covenant as set forth in their respective employment agreements.

We believe that these post-employment compensation arrangements provide reasonable compensation in the form of severance pay and certain limited benefits to these Named Executive Officers if they leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring such NEOs, upon departure, to execute a separation and release agreement in a form prescribed by us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits.

Under these post-employment compensation arrangements, all payments and benefits in the event of a change in control of the Company are payable only if there is a connected loss of employment by Messrs. Sullivan and . DuChene, as applicable (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

Pursuant to our employment agreements with Messrs. Sullivan and DuChene, in the event of a change in control of the Company, to the extent Section 280G or 4999 of the Code is applicable to either Named Executive Officer, such executive will be entitled to receive either (i) payment of the full amount specified in his employment agreement to which he is entitled or (ii) payment of such amount that is economically less than the amount that would otherwise trigger the excise tax imposed by Section 4999 of the Code, depending on which results in the Named Executive Officer receiving a higher amount after taking into account all federal, state, local, and foreign income, employment, and other taxes and the excise tax imposed by Section 4999 of the Code.

We do not use excise tax reimbursement payments (including “gross-ups”) relating to a change in control of the Company and have no such obligations in place with respect to any of our Named Executive Officers.

We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a qualifying termination of employment in connection with or within specified periods before or after a change in control of the Company, are essential to offering competitive compensation packages and for attracting and retaining highly qualified executives. We further believe that these arrangements help maintain these NEOs’ continued focus on their assigned duties to maximize stockholder value if there is a potential change in control transaction and mitigate the risk of subsequent disputes or litigation. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the compensation of our Named Executive Officers.

For detailed descriptions of the post-employment compensation arrangements with Mr. Sullivan and Mr. DuChene, see “Executive Summary — Key 2024 Executive Compensation Highlights” above. For an estimate of the potential payments and benefits payable to these Named Executive Officers under these arrangements, see “Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies

Compensation Recovery (“Clawback”) Policy

We maintain a Policy on Recoupment of Incentive Compensation (the “Clawback Policy” referenced above) that complies with the requirements of Exchange Act Rule 10D-1 and Rule 5608 of the Nasdaq Stock Market listing standards pursuant to which we are required to seek recovery of erroneously-awarded “incentive-based compensation” (including equity awards) “received” by any current or former “executive officer” (as each such term is defined in the Clawback Policy) on or after October 2, 2023 in the event that

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we are required to prepare an accounting restatement to correct an error in previously issued financial statements that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, due to material noncompliance with any financial reporting requirement under the securities laws and a lower payment or award would have been made to such executive officer based upon the restated financial results.

Under the Clawback Policy, recovery is required regardless of whether the executive officer or any other person was at fault or responsible for the accounting errors that contributed to the need for the accounting restatement or engaged in misconduct. For incentive-based compensation based on our stock price or total stockholder return, where the amount of erroneously-awarded compensation is not subject to mathematical recalculation directly from the information in the restated financial results, the recovery to be sought by us will be determined by the Compensation Committee based on a reasonable estimate of the effect of the restatement on our stock price or total stockholder return upon which the erroneously-awarded compensation was received.

Confidentiality, Non-Competition, and Non-Solicitation Agreements

Our Named Executive Officers have each entered into Proprietary Information and Invention Agreements containing, among other things, confidentiality, non-competition, and non-solicitation covenants. Pursuant to these covenants, our NEOs have agreed to refrain from (i) disclosing our proprietary information in perpetuity and (ii) for a period of 12 months following the termination of their employment, (A) competing with us or soliciting our clients or customers and (B) soliciting our employees or consultants. We monitor legal developments on the enforceability of covenants on an on-going basis.

Tax and Accounting Considerations of Compensation Policies

The Compensation Committee takes the applicable tax, financial, and accounting consequences to us as well as the tax consequences to our employees into consideration in designing and overseeing our executive compensation program.

Deductibility of Executive Compensation

Section 162(m) of the Code places a limit of $1 million on the amount of compensation per year that a public company may deduct for federal income tax purposes with respect to certain executive officers. Because our “pay-for-performance” philosophy remains central to our compensation program, the deductibility of compensation is only one of several factors that the Compensation Committee considers, however, in making its compensation decisions for our Named Executive Officers. The Compensation Committee also looks at other factors in making its decisions, as described above, and retains the flexibility to award incentive compensation that it determines to be consistent with the goals and objectives of our executive compensation program even if such compensation is not deductible by us for federal income tax purposes.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires us to measure and record the compensation expense in our income statement for all share-based payment awards made to our employees and the non-employee members of our Board of Directors, including equity awards, based on the grant date “fair value” of the award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This calculation is performed for accounting purposes and reported in the executive compensation tables required by federal securities laws, even though the recipient of the awards may never realize any value from their awards.

44 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Report of the Compensation Committee of the Board of Directors

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the section of this Proxy Statement titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the section titled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,

Yadin Rozov (Chair)

Jeff Booth

Eric Weiss

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates such information by reference.

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EXECUTIVE COMPENSATION

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from any currently planned programs summarized in this discussion.

2024 Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to our named executive officers for services rendered to the Company in all capacities for the fiscal years ended December 31, 2022, 2023, and 2024.

Name and Principal Position	Year	Salary($)(1)	Bonus($)		Stock Awards($)(2)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total($)

Adam Sullivan(4) President and Chief Executive Officer	2024	562,981	—		39,495,319		1,800,000	80,000	(6)	41,938,300
	2023	378,291	500,000	(5)	—		—	12,500		890,791

Denise Sterling(7) Executive Vice President, Chief Financial Officer	2024	424,615	1,125,000	(8)	3,262,597		—	—		4,812,212
	2023	300,000	92,000	(9)	—		—	100		392,100
	2022	300,824	—		242,422		—	50,000	(10)	593,246

Todd M. DuChene(11) Executive Vice President, Chief Legal and Administrative Officer, and Secretary	2024	500,000	150,000	(8)	13,903,680		875,000	—		15,428,680
	2023	492,308	—		—		—	100		492,408
	2022	300,824	375,000	(12)	3,851,883		—	—		4,527,707

(1)	Base Salary amounts represent actual amounts earned and paid during the fiscal year.
(2)

Amounts reported represent the aggregate grant date fair value of RSUs and PSUs granted to the named executive officer during the fiscal year based on the closing trading price of Core Scientific common stock on the Nasdaq Global Select Market on the date of grant. Values reported do not reflect the actual economic value realized or realizable by the named executive officers.

(3)	Amount represents performance bonus earned for 2024 and paid in 2025 pursuant to the Company’s 2024 Bonus Plan.
(4)

Mr. Sullivan was appointed as the Company’s President in May 2023 and Chief Executive Officer in August 2023. The 2023 base salary represents the pro rata share of his salary in 2023. Mr. Sullivan’s base salary rate for 2023 was $500,000.

(5)	Amount represents the bonus paid to Mr. Sullivan pursuant to his offer letter dated April 5, 2023.
(6)	Amount includes $80,000 in legal fees and expenses paid on Mr. Sullivan’s behalf in connection with the negotiation and execution of Mr. Sullivan’s employment agreement.
(7)	Ms. Sterling was appointed to the role of Chief Financial Officer on April 5, 2022. All other compensation for the year ended December 31, 2023, includes a $100 gift card.
(8)

Amount shown represents a retention bonus of $250,000 paid in March 2024 following the Company’s Emergence and a bonus of $875,000 paid in January 2025, which included $500,000 paid pursuant to the Sterling Transition and Separation Agreement and $375,000 discretionary bonus.

(9)	Amount shown represents the payment to Ms. Sterling under the Key Employee Incentive Program approved during the Company’s Chapter 11 cases.
(10)

Amount shown represents the payment made to Ms. Sterling under Key Employee Retention Program (the “KERP”) which was implemented in connection with the Company’s Chapter 11 cases. KERP amounts were paid upon adoption of the KERP, subject to possible clawback. The KERP awards were scheduled to vest upon the earlier of (a) 12 months following execution of the related KERP agreement and (b) the occurrence of a specified restructuring event, as defined in the KERP. If the Company terminated the executive’s employment for “cause” or the executive voluntarily terminated his or her employment with the Company without “good reason” (each as defined in the KERP) prior to the award becoming vested, the executive will forfeit the award and must repay the Company the gross (pre-tax) amount of such award.

(11)

Mr. DuChene was President and Chief Legal Officer of the Company from November 2022 until May 2023. Prior to that time, beginning in April 2019, he served as Executive Vice President and General Counsel. In connection with Mr. Sullivan’s appointment to President in May 2023. Mr. DuChene ceased to serve as President and continued to serve as Chief Legal Officer while assuming his new role of Chief Administrative Officer. All other compensation for the year ended December 31, 2023, includes a $100 gift card.

(12)	Amount shown represents a retention bonus paid to Mr. DuChene in November 2022.

46 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation

2024 Grants of Plan-Based Awards Table

The following table provides information regarding non-equity incentive plan awards and equity-based awards granted to our NEOs during the year ended December 31, 2024. The equity-based awards were granted under the 2024 Stock Plan, while the non-equity incentive plan awards were granted under the Company’s 2024 Bonus Plan (the “2024 Bonus Plan”).

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Adam Sullivan(3)	6/14/2024 6/14/2024 6/14/2024 6/14/2024	6/14/2024 6/14/2024 6/14/2024 6/14/2024	312,500	781,250	1,562,500	119,480	238,961	716,833	2,867,521 716,881			2,468,467 29,621,492 7,405,381

Denise Sterling(4)	9/05/2024 9/05/2024	9/05/2024 9/05/2024	0	0	0	0	0	0	318,613			3,262,597

Todd DuChene(5)	7/19/2024 7/19/2024 7/19/2024 7/19/2024	7/19/2024 7/19/2024 7/19/2024 7/19/2024	500,000	500,000	1,000,000	41,818	83,637	250,911	1,003,633 250.909			868,988 10,427,747 2,606,944

(1)

Represents the incentive bonus amounts payable under the 2024 Bonus Plan. Threshold and target amounts represent amounts established as a minimum bonus payment by the applicable employment agreements entered into with each of Messrs. Sullivan and DuChene. The transition and separation agreement entered into with Ms. Sterling provided for a bonus payment of $500,000 payable in January 2025. Maximum amounts represent the maximum incentive payable under the 2024 Bonus Plan. For Messrs. Sullivan and DuChene, the Compensation Committee approved the actual bonus award for 2024 for each of Messrs. Sullivan and DuChene and Ms. Sterling in January 2025. See “Employment Agreements with Named Executive Officers”.

(2)	Represents the number of PSUs granted during 2024 at target and the number of PSUs eligible to be earned depending on threshold, target or maximum performance.
(3)

The Compensation Committee approved the RSU and PSU grants on June 14, 2024. The grants consist of (i) a one-time Emergence RSU Award of vesting over four years in equal amounts, with one-quarter of the RSUs vesting on December 31, 2024, and one-quarter of the RSUs vesting on each of the next three anniversaries of such initial vesting date, (ii) an annual grant of 716,881 RSUs vesting over four years with one-third of the RSUs vesting on January 23, 2025, and vesting as to 1/12th of the RSUs at the conclusion of each calendar quarter thereafter, and (iii) 238,961 2024 PSUs eligible to be earned over a three-year performance period consisting of three annual measurement periods (referred to above as “Measurement Periods”), with (i) one-third of the PSUs eligible to be earned and subject to vesting with respect to the 2024 calendar year, (ii) one-third of the PSUs (plus any unearned portion of the award from the first annual Measurement Period) eligible to be earned and subject to vesting with respect to the 2025 calendar year, and (C) one-third of the PSUs (plus any unearned portion of the awards from the first and second annual Measurement Periods) eligible to be earned and vesting with respect to the 2026 calendar year, subject, in each case, to the attainment of pre-established stock price targets. See “Annual PSU Awards”, above. Vesting of all the RSU and PSU awards are further subject to recipients’ continuous service through the relevant vesting date. The grant date fair value for these awards was $10.33 per share of Common Stock, which was the closing market price of our Common Stock on the date of grant.

(4)

The Compensation Committee approved on September 5, 2024, the grant of 318,613 RSUs vesting on March 31, 2025, subject to Ms. Sterling remaining employed by or providing other services to us through the vesting date. The grant date fair value for these awards was $10.24 per share of Common Stock, which was the closing market price of our Common Stock on the date of grant.

(5)

The Compensation Committee approved the RSU and PSU grants on July 19, 2024. The grants consist of (i) a one-time Emergence grant of 1,003,633 RSUs vesting over four years in equal amounts, with one-quarter of the RSUs vesting on December 31, 2024, and one-quarter of the RSUs vesting on each of the next three anniversaries of such initial vesting date, (ii) an annual grant of 250,909 RSUs vesting over four years with one-third of the RSUs vesting on January 23, 2025, and 1/12th of the RSUs vesting at the conclusion of each calendar quarter thereafter, and (iii) 83,637 2024 annual PSUs eligible to be earned over a three-year performance period consisting of three annual Measurement Periods, with (i) one-third of the PSUs eligible to be earned and subject to vesting with respect to the 2024 calendar year, (ii) one-third of the PSUs (plus any unearned portion of the award from the first annual Measurement Period) eligible to be earned and subject to vesting with respect to the 2025 calendar year, and (C) one-third of the PSUs(plus any unearned portion of the awards from the first and second annual Measurement Periods) eligible to be earned and subject to vesting with respect to the 2026 calendar year, subject, in each case, to the attainment of pre-established stock price targets. See “Annual PSU Awards”, above. Vesting of all the RSU and PSU awards are further subject to recipients’ continuous service through the relevant vesting date. The grant date fair value for these awards was $10.39 per share of Common Stock, which was the closing market price of our Common Stock on the date of grant.

CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation	| 47

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity-Based Incentive Awards

The design of our equity-based incentive awards is intended to align our interests and those of our stockholders with those of our executive officers, employees and consultants. The Compensation Committee is responsible for approving equity-based grants.

To preserve cash and to incentivize exceptional performance from its executive officers, we have historically used RSUs as an incentive for long-term incentive compensation to our executive officers. Our executives generally are awarded an initial grant in the form of RSUs in connection with their commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. We may grant equity awards at such times as our Compensation Committee determines appropriate.

Historically, all RSUs were granted pursuant to (i) the Core Scientific, Inc. (f/k/a MineCo Holdings, Inc.) 2018 Omnibus Incentive Plan (as amended, the “2018 Plan”), (ii) the Blockcap, Inc. Equity Incentive Plan, (iii) the Amended and Restated 2018 Equity Incentive Plan, and (iv) the Core Scientific 2021 Equity Incentive Plan (collectively, the “Legacy Equity Plans”). For additional information regarding the equity awards held by the Named Executive Officers as of December 31, 2024, please see the section below titled “Outstanding Equity Awards at Fiscal Year-End of 2024.”

As authorized by our Plan of Reorganization, on April 26, 2024, the Compensation Committee approved and adopted the 2024 Stock Plan (the “2024 Stock Plan”) in order to permit grants of equity-based compensation to eligible non-employee directors, officers, other employees, consultants, independent contractors and agents of the Company. The 2024 Stock Plan was approved and adopted in accordance with the terms of the Plan of Reorganization as approved by the Bankruptcy Court under the Bankruptcy Code. As a result, the 2024 Stock Plan and the issuance of award and Company Common Stock pursuant to the 2024 Stock Plan did not require stockholder approval.

General. The 2024 Stock Plan provides for the grant of nonqualified stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance awards, dividend equivalent rights and other stock-based awards. The 2024 Stock Plan provides for grants of up to 40,000,000 shares of the Company’s Common Stock in respect of awards, subject to adjustment as provided in the 2024 Stock Plan, and limits the aggregate compensation that may be paid to the Company’s non-employee directors in respect of any single fiscal year (including awards under the 2024 Stock Plan) to a total of $800,000.

The Compensation Committee, as the Administrator (as defined in the 2024 Stock Plan), will administer the 2024 Stock Plan, including designating the eligible participants, as well as which participants will receive awards, the type and amounts of awards granted and the terms of such awards, including the vesting schedule, expiration date and other material features of the awards as well as the form of agreement evidencing the award.

The 2024 Stock Plan provides for an adjustment in the number of shares of Common Stock available to be delivered under the plan, the number of shares subject to awards, and the exercise price of certain awards in the event of a change in the capitalization of the Company, a stock dividend or stock split, a merger or combination of shares or other similar events, as well as for the adjustment or termination of awards upon the occurrence of certain corporate events.

Following the adoption of the 2024 Stock Plan, the Legacy Equity Plans were terminated and no additional equity incentive awards may be issued pursuant to the Legacy Plans.

Employment Agreements with Named Executive Officers

Adam Sullivan. On June 14, 2024, the Company entered into a new employment agreement with Adam Sullivan (the “Sullivan Employment Agreement”), The Sullivan Employment Agreement provides for: (i) a base salary of $625,000 (an increase from his previous base salary of $500,000 provided for in his initial employment agreement entered into is 2023 upon his appointment as President of the Company); (ii) participation in the Company’s annual incentive plan for each year beginning with calendar year 2024, with a 2024 annual incentive target equal to 125% of his base salary, subject to the achievement of certain performance criteria; (iii) participation under the 2024 Stock Plan; (iv) participation in employee benefit plans and receipt of such other fringe benefits as the Company makes available to its executives generally; (v) reimbursement of $80,000 in legal fees incurred in connection with his negotiation and entry into the Sullivan Employment Agreement and related matters; and (vi) reimbursement of certain reasonable and necessary business expenses as determined by the Company and in accordance with its business expense reimbursement policies. The Sullivan Employment Agreement also provides for payments in the event of Mr. Sullivan’s employment is terminated by the Company without “cause” or Mr. Sullivan resigns for “good reason” (as each of these terms is defined in the Sullivan Employment Agreement). See also the section below titled “— Potential Payments upon Termination or Change in Control.”

48 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation

Todd M. DuChene. On July 19, 2024, the Company entered into an employment agreement with Todd M. DuChene (the “DuChene Employment Agreement”), pursuant to which Mr. DuChene will continue to serve as Executive Vice President, Chief Legal and Administrative Officer, Chief Compliance Officer and Secretary of the Company. The DuChene Employment Agreement provides for: (i) a base salary of $500,000; (ii) participation in the Company’s annual incentive plan for each year beginning with calendar year 2024, with a 2024 annual incentive target equal to 100% of his base salary, subject to the achievement of certain performance criteria, provided that his annual incentive plan bonus for calendar year 2024 will be no less than $500,000 regardless of whether such performance criteria is achieved; (iii) participation in the 2024 Stock Plan; (iv) participation in employee benefit plans and receipt of such other fringe benefits as the Company makes available to its executives generally; and (v) reimbursement of certain reasonable and necessary business expenses as determined by the Company and in accordance with its business expense reimbursement policies. The DuChene Employment Agreement also provides for payments in the event of Mr. DuChene’s employment is terminated without “cause” (as such term is defined in the DuChene Employment Agreement). See also the section below titled “— Potential Payments upon Termination or Change in Control.”

Denise Sterling. On September 5, 2024, Denise Sterling, Executive Vice President, Chief Financial Officer of the Company, informed the Company of her intention to resign from the Company pending the appointment of a successor. In connection therewith, the Company entered into a transition and separation agreement with Ms. Sterling (the “Transition Agreement”), pursuant to which Ms. Sterling will remain employed with the Company through the earlier of May 1, 2025, unless her employment is terminated earlier as provided in the agreement) or the commencement of her successor. During the Transition Period (as defined in the Transition Agreement), Ms. Sterling will be paid a base salary of $500,000, retroactively effective as of May 2, 2024 (an increase from her prior base salary of $300,000). If Ms. Sterling remained employed by the Company through December 31, 2024, she became entitled to a cash bonus of $500,000 (the “Retention Bonus”), payment of which is contingent upon Ms. Sterling satisfying certain customary conditions as required by the Transition Agreement. While she remains employed by the Company, Ms. Sterling will participate under the 2024 Stock Plan and will continue to participate in employee benefit plans and receive such other fringe benefits that the Company generally makes available to its executives during the Transition Period. In addition, the Transition Agreement provides that, if a “qualifying early termination” (as defined in the Transition Agreement) occurs and Ms. Sterling complies with the relevant obligations in the Transition Agreement, she will be entitled to (i) the Retention Bonus to the extent it remains unpaid as of the date of the qualifying early termination and (ii) accelerated vesting of the unvested portion of the “2024 equity grant” (as defined in the Transition Agreement). See also the section below titled “Potential Payments upon Termination or Change in Control.” Pursuant to the Transition Agreement, Ms. Sterling agreed to a general release of claims and to other customary non-disparagement, confidentiality, and cooperation covenants.

CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation	| 49

Outstanding Equity Awards at Fiscal Year-End of 2024 Table

The following table presents the outstanding equity awards, which consist solely of RSUs and PSUs, held by each Named Executive Officer as of December 31, 2024.

	Stock Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Shares or Units of Stock that Have Not Vested or Not Exercisable(#)		Market Value of Shares or Units of Stock that Have Not Vested($)(2)

Adam Sullivan	June 14, 2024	June 14, 2024	2,867,521	(3)	40,288,670
	June 14, 2024	June 14, 2024	716,881	(4)	10,072,178
	June 14, 2024	June 14, 2024	477,924	(5)	6,714,832

Todd M. DuChene	July 9, 2021	June 24, 2021	20,004	(6)	281,056
	February 2, 2021	January 1, 2021	10,000	(7)	140,500
	August 15, 2022	August 15, 2022	60,000	(8)	843,000
	July 19, 2024	July 19, 2024	752,725	(9)	10,575,786
	July 19, 2024	July 19, 2024	250,909	(10)	3,525,271
	July 19, 2024	July 19, 2024	167,274	(11)	2,350,199

Denise Sterling	July 9, 2021	May 10, 2021	12,001	(12)	168,614
	January 18, 2022	January 18, 2022	4,000	(13)	56,200
	August 15, 2022	August 15, 2022	50,000	(14)	702,500
	September 5, 2024	September 5, 2024	318,613	(15)	4,476,512

(1)

Stock awards listed in this table and granted on or prior to January 24, 2024, the Effective Date of the Plan of Reorganization, represent RSUs granted pursuant to the 2021 Plan, which plan was terminated upon the Company’s Emergence from Chapter 11. All other awards consisting solely of RSUs and PSUs were granted pursuant to the 2024 Stock Plan.

(2)	Based on the closing price per share of Core common stock of $14.05 as of December 31, 2024.
(3)

A one-time grant of RSUs, one-third of which will vest on January 23, 2025, and the remainder of which will vest ratably in each of the following eight calendar quarters, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(4)

An annual compensatory grant of RSUs vesting ratably in four annual installments beginning January 23, 2025, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(5)

An annual compensatory grant of PSUs vesting ratably in three annual installments beginning January 23, 2025, upon the attainment of certain prescribed stock price hurdles, with certain adjustments for the 2025 and 2026 calendar years, if applicable, to allow for continued vesting eligibility to the extent the prescribed performance metrics were not achieved in the prior calendar year, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(6)

Represents unvested RSUs from the original grant of 800,000 RSUs, vesting one-quarter on each anniversary of the vesting commencement date. The outstanding unvested RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

(7)

Represents unvested RSUs from the original grant of 400,000 RSUs, vesting 25% on each of the first four anniversaries of the vesting commencement date. The outstanding unvested RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

(8)

Represents unvested RSUs from the original grant of 1,200,000 RSUs, vesting one-quarter on each anniversary of the vesting commencement date. The outstanding unvested RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

(9)

A one-time grant of RSUs, one-third of which will vest on January 23, 2025, and the remainder of which will vest ratably in each of the following eight calendar quarters, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(10)

An annual compensatory grant of RSUs vesting ratably in four annual installments beginning January 23, 2025, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(11)

An annual compensatory grant of PSUs vesting in three annual installments beginning January 23, 2025, upon the attainment of certain prescribed stock price hurdles, with certain adjustments for the 2025 and 2026 calendar years, if applicable, to allow for continued vesting eligibility to the extent the prescribed performance metrics were not achieved in the prior calendar year, provided that the Named Executive Officer remains in continuous service with us through each vesting date.

(12)

Represents the unvested RSUs from the original grant of 480,040 RSUs vesting one-quarter on each anniversary of the vesting commencement date. The outstanding RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

50 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation

(13)

Represents the unvested RSUs from the original grant of 80,000 RSUs vesting one-quarter on each anniversary of the vesting commencement date. The outstanding RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

(14)

Represents the unvested RSUs from the original grant of 1,000,000 RSUs vesting one-quarter on each anniversary of the vesting commencement date. The outstanding RSUs were converted on the Effective Date of the Plan of Reorganization on a ten-for-one basis pursuant to the Plan of Reorganization.

(15)	The RSUs were granted pursuant to a Transition and Separation Agreement and vest on March 25, 2025.

2024 Option Exercises and Stock Vested Table

The following Option Exercises and Stock Vested table provides additional information about the value realized by our NEOs on the vesting of RSUs during the year ended December 31, 2024.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Adam Sullivan	—	—	238,959	$3,357,374	(2)

Denise Sterling	—	—	78,003	$644,562	(3)

Todd M. DuChene	—	—	487,883	$6,089,340	(4)

(1)

The value realized on vesting was determined by multiplying the number of RSUs vesting by the closing price of our Common Stock as reported on Nasdaq Global Select Market on each award’s respective vesting dates.

(2)	Included are 238,959 RSUs that vested on December 31, 2024, based on a closing price of our Common Stock on that date of $14.05 per share.
(3)

Included are 41,002 RSUs that vested on February 22, 2024, based on a closing price of our Common Stock on that date of $3.23 per share; 12,001 RSUs that vested on May 10, 2024, based on a closing price of our Common Stock on that date of $3.64 per share; and 25,000 RSUs that vested on August 15, 2024, based on a closing price of our Common Stock on that date of $9.26 per share. Also includes, 103,833 tranche 1 warrants (CORZW) issued against vested but undistributed RSUs on January 25, 2024 based on a closing price on that date of $1.08 per warrant and 86,528 tranche 2 warrants (CORZZ) issued against vested but undistributed RSUs on January 25, 2024 based on a closing price on that date of $1.44 per warrant.

(4)

Included are 93,337 RSUs that vested on February 22, 2024, based on a closing price of our Common Stock on that date of $3.23 per share; 10,000 RSUs that vested on June 12, 2024, based on a closing price of our Common Stock on that date of $9.57 per share; 20,001 RSUs that vested on June 24, 2024 based on a closing price of our Common Stock on that date of $8.73 per share; 30,000 RSUs that vested on August 15, 2024 based on a closing price of our Common Stock on that date of $9.26 per share; 250,908 RSUs that vested on December 31, 2024 based on a closing price of our Common Stock on that date of $14.05 per share; and 83,637 PSUs that vested on December 31, 2024 based on a closing price of our Common Stock on that date of $14.05 per share. Also includes 236,372 tranche 1 warrants (CORZW) issued against vested but undistributed RSUs on January 25, 2024 based on a closing price on that date of $1.08 per warrant and 196,977 tranche 2 warrants (CORZZ) issued against vested but undistributed RSUs on January 25, 2024 based on a closing price on that date of $1.44 per warrant.

Potential Payments upon Termination or Change in Control

The Company has entered into certain agreements that will require Core to provide compensation to our Named Executive Officers in the event of their termination of employment by Core.

Mr. Sullivan

In the event Mr. Sullivan’s employment is terminated as a result of a termination of employment by the Company without “cause” or a resignation for “good reason”, and outside of the “protection period” (each as defined in the Sullivan Employment Agreement), he will be entitled to an amount estimated to be $58,813,668, consisting of:

(i)	his continued base salary for 18 months following the termination date ($937,500);
(ii)	payment of any unpaid annual bonus for completed fiscal year that ended prior to the termination date ($0);
(iii)	continued eligibility to earn a pro-rata portion of the annual bonus for the fiscal year in which the termination date occurred ($781,250);
(iv)	continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for up to 18 months following termination ($19,238) (based on 2025 rates); and[1]
(v)	accelerated vesting of the unvested portion of the 2024 Equity Grant (as defined in the Sullivan Employment Agreement) ($57,075,680)

CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation	| 51

If Mr. Sullivan’s employment is terminated by the Company without cause or he resigns for good reason within the protection period, he will be entitled to an amount estimated to be $59,126,168, consisting of:

(i)	a lump-sum payment equal to two times the sum of his base salary and target annual bonus amount in effect as of the termination date ($1,250,000),
(ii)	payment of any unpaid annual bonus for completed fiscal year that ended prior to the termination date ($0);
(iii)	continued eligibility to earn a pro-rata portion of the annual bonus for the fiscal year in which the termination date occurred ($781,250);
(iv)	continuation coverage pursuant to COBRA for a certain period of time following termination ($19,238); and
(v)	accelerated vesting of the unvested portion of his 2024 Equity Grant ($57,075,680).

Mr. DuChene

In the event Mr. DuChene’s employment is terminated by the Company without cause outside of the protection period that relates to a change in control (each as defined in the DuChene Employment Agreement), he will be entitled to an amount estimated to be ($18,215,813):

(i)	his continued base salary for 12 months following the termination date ($500,000);
(ii)	payment of any unpaid annual bonus for a completed fiscal year that ended prior to the termination date ($0);
(iii)

accelerated vesting of the unvested portion of the 2024 Equity Grant (as defined in the Employment Agreement) to the extent provided under the equity award agreements governing the 2024 Equity Grant ($16,451,257); and

(iv)

accelerated vesting, in full, with respect to the Legacy Awards (as defined in the Employment Agreement) that were issued to Mr. DuChene prior to the 2024 calendar year, subject to Mr. DuChene’s timely execution of a separation and release agreement ($1,264,556.)

If Mr. DuChene’s employment is terminated by the Company without cause within the protection period that relates to a change in control, he will be entitled to an amount estimated to be ($18,215,813):

(i)	a lump-sum payment equal to his annual base salary ($500,000);
(ii)

payment of any unpaid portion of any additional retention benefit, transaction benefit or similar benefit arrangement offered or provided to Mr. DuChene in connection with the change in control to which the protection period relates ($0);

(iii)	payment of any unpaid annual bonus for a completed fiscal year that ended prior to the termination date ($0);
(iv)	accelerated vesting of the unvested portion of the 2024 Equity Grant to the extent provided under the equity award agreements governing the 2024 Equity Grant ($16,451,257); and
(v)

accelerated vesting, in full, with respect to the Legacy Awards that were issued to Mr. DuChene prior to the 2024 calendar year, subject to Mr. DuChene’s timely execution of a separation and release agreement ($1,264,556).

If Mr. DuChene terminates his employment after the “initial term” due to his “retirement” (each as provided in the DuChene Employment Agreement) due to his Retirement (each as defined in the Employment Agreement), then, subject to him remaining employed through the date of his retirement and the specific terms and conditions of the equity award agreements to be issued to him under the 2024 Stock Plan (including, as applicable, the 2024 Equity Grant), he will be entitled to accelerated vesting of any outstanding equity or equity-based incentive awards he holds to the extent provided under the equity award agreements relating thereto; provided that Mr. DuChene will be entitled to accelerated vesting, in full, with respect to the Legacy Awards that were granted to him prior to the 2024 calendar year, subject to Mr. DuChene’s timely execution of a separation and release agreement. The estimated amount of this benefit is $1,264,556 assuming this event took place on December 31, 2024.

Ms. Sterling

Ms. Sterling’s Transition Agreement provides that, if a Qualifying Early Termination (as defined in the Transition Agreement) occurs and Ms. Sterling complies with the relevant obligations in the Transition Agreement, she will be entitled to an amount estimated to be:

(i)	the Retention Bonus to the extent it remains unpaid as of the date of the Qualifying Early Termination $0) and
(ii)	accelerated vesting of the unvested portion of the 2024 Equity Grant (estimated to be $4,476,513 in value as of December 31, 2024).

Ms. Sterling agreed to a general release of claims and to other customary non-disparagement, confidentiality, and cooperation covenants.

52 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation

Non-Employee Director Compensation

2024 Director Compensation Table following table provides information regarding compensation earned by our current non-employee directors who served following the Emergence during the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	Total($)

Jarrod Patten	150,000	$844,651	994,651

Todd Becker	125,000	$844,651	969,651

Yadin Rozov	125,000	$844,651	969,651

Jordan Levy	110,000	$844,651	954,651

Jeff Booth	100,000	$844,651	944,651

Eric Weiss	100,000	$844,651	944,651

(1)

Represents the value of the RSUs granted in 2024 to each of the non-employee directors pursuant to the 2024 Stock Plan on the date of grant as computed in accordance with ASC Topic 718. Each non-employee director received a one-time grant on appointment to the Board of Directors following the Company’s Emergence of 127,446 RSUs vesting in on the third anniversary of the grant date, and an annual grant of 47,793 RSUs vesting on January 23, 2025, provided the director remains in continuous service through each vesting date.

(2)	Each of the non-employe directors identified above had 175,239 unvested RSUs as of December 31, 2024.

For 2024, each non-employee director was eligible to receive an annual grant of RSUs having a fair market value of $150,000 and an annual cash retainer for their service on our Board of Directors and board committees as follows. In addition, we reimburse reasonable expenses incurred by our non-employee directors in connection with attendance at Board of Directors or board committee meetings.

1.	Annual Board Service Retainer:

a.	All Eligible Directors: $100,000

b.	Chair of the Board: $50,000

2.	Annual Committee Chair Service Retainer:

a.	Chair of the Audit Committee: $25,000

b.	Chair of the Compensation Committee: $25,000

c.	Chair of the Nominating and Corporate Governance Committee: $10,000

For 2025, each non-employee director will receive an annual grant of RSUs having a fair market value of $300,000, vesting one-year from the date of grant provided the director remains in continuous services through the vesting date. Newly elected members of the Board of Directors will receive a one-time grant of $500,000 in restricted stock units, vesting three years from the date of provided the director remains in continuous service through the vesting date; and an annual cash retainer for their service on our Board of Directors and board committees as follows:

1.	Annual Board Service Retainer:

a.	All Eligible Directors: $100,000

b.	Chair of the Board: $75,000

2.	Annual Committee Chair Service Retainer:

a.	Chair of the Audit Committee: $25,000

b.	Chair of the Compensation Committee: $25,000

c.	Chair of the Nominating and Corporate Governance Committee: $10,000

3.	Annual Committee Service Retainer:

a.	Member of the Audit Committee: $10,000

b.	Member of the Compensation Committee: $7,500

c.	Member of the Nominating and Corporate Governance Committee: $5,000

CORE SCIENTIFIC 2025 PROXY STATEMENT Executive Compensation	| 53

Prior to the Emergence on January 23, 2024, the non-employee members of the Board of Directors were Messrs. Hollingworth, Youngblood, Goldman, and Minnis and were paid as follows:

Name	Fees Earned or Paid in Cash($(1))	Stock Awards($)(2)	Total($)

Jarvis Hollingsworth	95,000	—	95,000

Kneeland Youngblood	88,750	—	88,750

Neal Goldman	0	—	0

Matt Minnis	80,000	—	80,000

(1)

The non-employee directors for 2024 prior to January 24, 2024, were entitled to an annual retainer of $300,000, with an additional $25,000 to the lead director and $20,000 for each Committee Chair ($25,000 for the Chair of the Special Committee). Committee members were paid an additional $10,000. Amounts shown represent payment for the first calendar quarter of 2024 prior to effective date of the Plan of Reorganization.

(2)	No RSUs were granted to any prior non-employee director during the fiscal year ended December 31, 2024.

Limitation on Increases in Non-Employee Director Compensation

Directors are entitled to compensation for their services on the Board of Directors or any committee thereof as may be approved by the Board of Directors, or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, if so approved, by resolutions of the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, without limitation, a fixed sum and reimbursement of expenses incurred, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors, as well as reimbursement for other reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof; provided that prior to the four year anniversary of the Effective Date, (i) any increases in cash compensation in the aggregate of more than 25.0% of the cash compensation as of the effective date of the Plan of Reorganization shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class and (ii) any increases in equity compensation will require the affirmative vote of at least two Class 3 directors. The approval of Proposal 6 would eliminate the provisions limiting the compensation of non-employee directors.

54 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Pay Versus Performance

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation
S-K,
we are providing the following
Pay-Versus-Performance
Table and related disclosure which contains information about the relationship between the compensation actually paid to our Named Executive Officers for the fiscal year ended December 31, 2024 (the “Covered Fiscal Year”) and information about the results for certain measures of financial performance during the Covered Fiscal Year. In reviewing this information, there are a few important things we believe you should consider:

•	The information in columns (b) and (d) of the Pay-Versus-Performance Table comes directly from our 2024 Summary Compensation Table, without adjustment; and
•
As required by Item 402(v), we describe the information in columns (c) and (e) of the
Pay-Versus-Performance
Table as “compensation actually paid” (“CAP”) to our Named Executive Officers. However, these CAP amounts may not necessarily reflect the final compensation that our Named Executive Officers actually earned or received for their service in the Covered Fiscal Year.

For further information concerning our “pay for performance” philosophy and how we align executive compensation with our performance, please refer to the “
Compensation
Discussion and Analysis
.”
Pay-Versus-Performance
Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (4)	Total Stockholder Return ($) (5)	Peer Group Total Stockholder Return ($) (6)	Net Income (Loss) (in millions) ($) (7)	Company -Selected Measure – Stock Price (8)

2024	$41,938,300	$62,876,035	$10,120,446	$13,846,286	$408.43	$124.73	($1,315,005)	$14.05

(1)
The dollar amount reported in column (b) represents the amount of total compensation reported for Mr. Sullivan (our “PEO”) for the covered fiscal year in the “Total” column of the Summary Compensation Table for such fiscal year. Please refer to “
Executive Compensation — 2024 Summary Compensation Table
.”

(2)
The dollar amount reported in column (c) represents the amount of CAP to our PEO, as computed in accordance with Item 402(v) of Regulation
S-K
for the covered fiscal year. In accordance with the requirements of Item 402(v), the following adjustments were made to our PEO’s total compensation for the covered fiscal year to determine his CAP:

Year	Reported Summary Compensation Table Total for PEO	Subtract Reported Value of Equity Awards (a)	Add Equity Award Adjustments (b)	Compensation Actually Paid to PEO

2024	$41,938,300	$39,495,319	$60,433,054	$62,876,035

(a)	These deductions are the amounts listed in the “ Stock Awards” column in the 2024 Summary Compensation Table and represent the grant date fair value of the equity awards for the covered fiscal year.
(b)
The equity award adjustments for the covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) addition of the year-end
fair value of any equity awards granted during the covered fiscal year that were outstanding and unvested as of the end of the covered fiscal year; (ii) addition of the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any equity awards granted in any prior fiscal year that were outstanding and unvested as of the end of the covered fiscal year; (iii) addition, for equity awards that were granted and vest in the same covered fiscal year, of the fair value as of the vesting date; (iv) addition, for equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, of the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative); (v) subtraction, for any equity awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year, of the amount equal to the fair value at the end of the prior fiscal year; and (vi) addition of the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that were not otherwise included in the total compensation for the covered fiscal year.

CORE SCIENTIFIC 2025 PROXY STATEMENT Pay Versus Performance	| 55

The valuation assumptions used to calculate the fair values of the time-based restricted stock unit (“RSU”) awards held by our PEO that vested during or were outstanding as of the covered fiscal year end did not materially differ from those valuation assumptions disclosed at the time of grant. The valuation assumptions used to calculate the fair value of the performance-based restricted stock unit (“PSU”) award held by our PEO that was outstanding as of the covered fiscal year end was recalculated using a Monte Carlo simulation model, using assumptions that were updated from the assumptions used to calculate the grant date fair value of the PSU award to reflect the then-current value of each variable.
The amounts deducted or added in calculating the equity award adjustments in accordance with the SEC methodology for determining CAP were as follows:

Year	Year End Fair Value of Equity Awards Granted in Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Covered Year	Fair Value at End of Prior Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

2024	$57,075,680	-0-	$3,357,373	-0-	-0-	-0-	$60,433,054

(3)
The dollar amount reported in column (d) represents the average of the amounts of total compensation reported for our Named Executive Officers as a group (excluding Mr. Sullivan, who has served as our PEO since 2023) for the covered fiscal year in the “Total” column of the Summary Compensation Table for such fiscal year. Please refer to “
Executive Compensation — 2024 Summary Compensation Table
.” The identity of each Named Executive Officer (excluding our PEO) included for purposes of calculating the average of the amounts of total compensation for the covered fiscal year were Denise Sterling, our Executive Vice President, Chief Financial Officer and Todd M. DuChene, our Executive Vice President, Chief Legal and Administrative Officer, and Secretary.

(4)
The dollar amount reported in column (e) represents the average of the amount of CAP to our Named Executive Officers as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation
S-K
for the covered fiscal year. In accordance with the requirements of Item 402(v), the following adjustments were made to the average of the total compensation of our Named Executive Officers as a group (excluding our PEO) for the covered fiscal year to determine their CAP, using the same methodology described above in Note 2(b):

Year	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers	Subtract Average Reported Value of Equity Awards (a)	Add Average Equity Award Adjustments (b)	Average Compensation Actually Paid to Non-PEO Named Executive Officers

2024	$10,120,446	($8,583,139)	$12,308,979	$13,846,286

(a)	These deductions are the amounts listed in the “ Stock Awards ” column in the 2024 Summary Compensation Table and represent the grant date fair value of the equity awards for the covered fiscal year.
(b)
The valuation assumptions used to calculate the fair value of the awards held by our Named Executive Officers as a group (excluding our PEO) that vested during or were outstanding as of the covered fiscal year end did not materially differ from those valuation assumptions disclosed at the time of grant. The valuation assumptions used to calculate the fair value of the awards held by our Named Executive Officers as a group (excluding our PEO) that was outstanding as of the covered fiscal year end was recalculated using a Monte Carlo simulation model, using assumptions that were updated from the assumptions used to calculate the grant date fair value of the PSU award to reflect the then-current value of each variable.

56 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Pay Versus Performance

The amounts deducted or added in calculating the average equity award adjustments in accordance with the SEC methodology for determining CAP were as follows:

Year	Average Year End Fair Value of Equity Awards Granted in Covered Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Covered Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Average Equity Award Adjustments

2024	$10,463,885	($1,134,023)	$2,350,179	$628,938	-0-	-0-	$12,308,979

(5)
Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose was the NASDAQ Composite Index.

(7)	The dollar amounts reported represent the amount of net income (or loss) reflected in our audited financial statements for the covered fiscal year.
(8)
In 2024, the Compensation Committee of the Board of Directors determined that our common stock price was the key metric of our business performance following Emergence because an increased common stock price would result in the elimination of secured debt, triggering the conversion and exercisability of the existing warrants, and elimination of certain contingent value rights that were based on the trading price of the Company’s common stock. A substantial increase in the trading price of our common stock afforded an opportunity to improve the Company’s capital structure and aligned with long-term stockholder value creation. The value listed reflects the Company’s common stock price at market close on December 31, 2024.

Financial Performance Measures
As described in greater detail in the “
Compensation Discussion and Analysis
,” our executive compensation program is designed to reflect our variable
“pay-for-performance”
philosophy. The performance measures that we use for both our short-term and long-term incentive award programs are selected based on an objective of incentivizing our PEO and our other Named Executive Officers to increase the value of our enterprise for our stockholders, and are among the most important financial performance measures used by us to link CAP to our PEO and our other Named Executive Officers to our performance for the most recently completed fiscal year. Overall, the most important financial performance measures for the most recently completed fiscal year were:

•	Stock price
•	Cash growth/debt reduction
•	Operating cash flow
•	Ideal hashrate utilization
Analysis of Information Presented in
Pay-Versus-Performance
Table
As described in more detail in the “
Compensation Discussion and Analysis — Executive Compensation Philosophy, Goals, and Objectives
” section of this Proxy Statement, our executive compensation program reflects a
“pay-for-performance”
philosophy. While we used a number of financial and other performance measures to align executive compensation with our performance (as described in greater detail in the “Compensation Discussion and Analysis — Primary Compensation Elements” section of this Proxy Statement) since the Emergence, not all of these measures are presented in the
Pay-Versus-Performance
Table, nor may such measures be included in the design of our future incentive compensation programs. Moreover, we generally seek to incentivize long-term performance as our primary incentive for our PEO and our other Named Executive Officers, we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation
S-K)
for a particular fiscal year. CAP is influenced by numerous factors, including, but not limited to, the timing of new equity award grants and outstanding equity award vesting, share price volatility during the fiscal year, our mix of short-term and long-term incentive compensation metrics, and many other factors. In accordance with Item 402(v), we are providing the following descriptions of the relationships between the information presented in the
Pay-Versus-
Performance Table.

CORE SCIENTIFIC 2025 PROXY STATEMENT Pay Versus Performance	| 57

Compensation Actually Paid and Company TSR and Company TSR and Peer Group TSR
The compensation actually paid to Mr. Sullivan, as computed in accordance with the requirements of Item 402(v) of Regulation
S-K,
was $62,876,035 for 2024. The average compensation actually paid to our other Named Executive Officers as a group, as computed in accordance with the requirements of Item 402(v), was $13,846,286 for 2024.
Our TSR for 2024, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v), was $408.43, while the TSR of our selected peer group, the Nasdaq Composite Index, was $124.73. As depicted, our one-year
TSR outperformed the Nasdaq Composite Index by a factor of three during 2024. Please see Note 6 above for additional information related to the computation of our TSR and peer group TSR, respectively.
The CAP to Mr. Sullivan was higher than his total compensation as reported in the 2024 Summary Compensation Table, aligning with the significant increase in our TSR following the Emergence and the commencement of trading of our common stock on the Nasdaq Global Select Market. Average CAP to our other Named Executive Officers reflected similar alignment. This pattern reflects the directional alignment of the compensation of Mr. Sullivan and our other Named Executive Officers with stockholder returns for the period presented in the
Pay-Versus-Performance
Table. This alignment of CAP with our TSR over the period presented results from a significant portion of the compensation actually paid to Mr. Sullivan and our other Named Executive Officers being comprised of newly granted equity awards.
Compensation Actually Paid and Net Income (Loss)
The compensation actually paid to Mr. Sullivan, as computed in accordance with the requirements of Item 402(v) of Regulation
S-K,
was $62,876,035 for 2024. The average compensation actually paid to our other Named Executive Officers as a group, as computed in accordance with the requirements of Item 402(v), was $13,846,286 for 2024. In our initial year of operation as a reconstituted company, our net loss for the year was approximately $1.3 billion. This variation was largely due to the grant and vesting of equity awards that fell within the definition of CAP as presented in the
Pay-Versus-Performance
Table which reflected increases in our stock price rather than our profitability. We do not use net income as a financial performance measure in our overall executive compensation program, so there is, at best, only an indirect correlation between our profitability and the various financial performance measures which we have used to date when setting goals in our short-term incentive compensation program.
Compensation Actually Paid and Stock Price
The compensation actually paid to Mr. Sullivan, as computed in accordance with the requirements of Item 402(v) of Regulation
S-K,
was $62,876,035 for 2024. The average compensation actually paid to our other Named Executive Officers as a group, as computed in accordance with the requirements of Item 402(v), was $13,846,286 for 2024. The closing price of our common stock on December 31, 2024 was $14.05 per share. These amounts are generally directionally aligned with the increase in the market price of our common stock for the period presented in the
Pay-Versus-Performance
Table. While we have used, and intend to continue to use, various financial and non-financial
performance measures for the purpose of evaluating the effectiveness of our executive compensation program, we have determined that, at the present time, stock price is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the
Pay-Versus-Performance
Table) used by us to link compensation actually paid to Mr. Sullivan and our other NEOs for the most recently completed fiscal year, to our financial performance. As described in the “
Compensation Discussion and Analysis — Primary Compensation Elements — Long-Term Incentive Compensation
” section of this Proxy Statement, in our current environment we are emphasizing our stock price performance as the most effective means for creating long-term stockholder value. To date, we have not based any compensation decisions for Mr. Sullivan and our other Named Executive Officers on, or linked there target total direct compensation opportunities to, peer group TSR or our GAAP net income results because those were not the financial performance measures used in our short-term or long-term incentive plans during 2024.

58 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Securities Authorized for Issuance Under Equity Compensation Plans

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all equity compensation plans in effect as of December 31, 2024:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted- average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)	797,215	(1)	NA	(2)	0	(3)

Equity compensation plans not approved by security holders(4)	19,454,701		—		16,411,945

Total	20,251,916		NA		16,411,945

(1)	Includes the Legacy Core Plans adjusted to reflect the ten-for-one conversion of Core common stock provided for by the Plan of Reorganization.
(2)	No stock options, compensatory warrants or rights were outstanding as of December 31, 2024. This column excludes any outstanding RSUs, which have no exercise price.
(3)	No securities remained available for future issuance under the Legacy Core Plans as of December 31, 2024
(4)

Includes the 2024 Stock Plan, which was approved by the Bankruptcy Court in connection with the Plan of Reorganization, and authorized the issuance compensatory awards of not more than 40,000,000 of our shares of common stock.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 4: Amend the Third Amended and Restated Certificate of Incorporation to Eliminate Our Classified Board of Directors Structure	| 59

PROPOSAL 4

AMEND THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE OUR CLASSIFIED BOARD OF DIRECTORS STRUCTURE

The Certificate of Incorporation currently fixes the number of directors constituting the Board of Directors at seven members, divided into three classes designated Class 1, Class 2 and Class 3, with each class elected every three years. The Board of Directors has approved, adopted and declared advisable an amendment to our Certificate of Incorporation to phase out the classified Board of Directors, such that the Board of Directors is fully declassified by the 2026 Annual Meeting of stockholders (the “Declassification Amendment”) and has recommended that stockholders approve the Declassification Amendment.

Pursuant to the Declassification Amendment, the Class 1 director nominee for election at the Annual Meeting will serve a one-year term until the 2026 Annual Meeting of Stockholders and all of the directors, including the Class 2 and Class 3 directors, will stand for election at the 2026 Annual Meeting of Stockholders and our Board of Directors will be declassified. At each annual meeting of stockholders thereafter, all directors will stand for election for one-year terms.

The Declassification Amendment would not change the present number of directors or the Board of Directors’ authority to fill any vacancies or newly created directorships. Under the Declassification Amendment, any director elected to fill a newly created directorship would serve for a term expiring at the next annual meeting of stockholders following his or her appointment. In connection with the Declassification Amendment, the Certificate of Incorporation would be further amended to provide that the number of directors that shall constitute the Board of Directors shall be fixed exclusively by the Board of Directors, subject to any rights of holders of preferred stock.

Because our Board of Directors is currently classified, the Certificate of Incorporation currently provides that directors may be removed only for cause, consistent with Delaware law. If approved, the Declassification Amendment provides that (i) prior to the election of directors at the 2026 Annual Meeting of Stockholders, directors may be removed only for cause, and (ii) from and after the 2026 Annual Meeting of Stockholders , all directors may be removed either with or without cause.

If approved, the Declassification Amendment would become effective following the Annual Meeting upon the Company making the required filing of the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. In addition, if the Declassification Amendment is approved, the Class 1 director elected at the Annual Meeting will serve for a one-year term, rather than a three-year term, and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal. If the Declassification Amendment is not approved by our stockholders, then the Board of Directors will remain classified and the Class 1 director will be elected for a term expiring at the 2028 Annual Meeting of stockholders.

Background of the Proposal

The classified board of directors structure was implemented by the Company’s senior secured creditors in its Plan of Reorganization to extend the term of service of its appointed directors for at least three years following the Company’s Emergence. As part of its ongoing review of corporate governance matters, the Board of Directors, taking into account the input of the directors and the Nominating and Corporate Governance Committee, considered the advantages and disadvantages of maintaining the classified Board of Directors structure outside of the context originally implemented. The Board of Directors considered the view of certain stockholders who believe that classified boards of directors have the effect of reducing the accountability of directors to stockholders because stockholders are unable to evaluate and consider all directors for election on an annual basis.

The Board of Directors also considered the benefits of retaining the classified board of directors structure. A classified structure may promote stockholder value by providing continuity and stability in the management of the business and affairs of the company, as a majority of the board of directors typically has prior experience as directors of the company. In addition, under certain circumstances, a classified board of directors may protect stockholder value by forcing an entity seeking control of the company to initiate discussions at arm’s-length with the Board of Directors, because the entity cannot replace the majority of the Board of Directors in a single election. The Board of Directors also considered that even without a classified board of directors (and without the supermajority

60 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 4: Amend the Third Amended and Restated Certificate of Incorporation to Eliminate Our Classified Board of Directors Structure

voting requirements, which the Board of Directors also recommends eliminating pursuant to Proposal 5), the Company would have appropriate safeguards to protect the interests of all stockholders and discourage a would-be acquirer from proceeding with a proposal that undervalues the Company or is opportunistic. These include other provisions of the Certificate of Incorporation and the Second Amended and Restated Bylaws (the “Bylaws”), as well as certain provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

After balancing these interests, the Board of Directors has decided to submit this proposal to eliminate the classified board of directors structure.

Effectiveness of the Proposed Amendment

The approval of this proposal is not conditioned on the approval of any other proposal. If the Declassification Amendment is approved by our stockholders at the Annual Meeting, then, promptly following the Annual Meeting, we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Declassification Amendment (and the amendments contemplated by Proposal 5 and Proposal 6, if approved), which will become effective upon filing. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board of Directors retains the discretion to abandon and not implement the Declassification Amendment at any time before it becomes effective.

Text of the Proposed Amendment

If approved and effected, the Declassification Amendment would amend current Article V(C), (D), and (E) in the Certificate of Incorporation to read as follows, with the changes from our current Certificate of Incorporation marked (and including the changes to Article V(E) that would only be applicable if the changes in Proposal 6 were approved and adopted):

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

~~C~~B. Board of Directors.

Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding to elect additional directors under specified circumstances:

1. The number of directors ~~constituting~~ that shall constitute the Board of Directors shall be ~~seven (7) members, which seven (7) members~~ fixed exclusively by the Board of Directors.

2. ~~1. Effective upon the effectiveness of this Third Amended and Restated Certificate of Incorporation (the “Effective Date”), the number of directors constituting the Board of Directors shall be seven (7) members, which seven (7) members~~ The Board of Directors shall be and is divided into three classes designated as Class 1, Class 2 and Class 3. ~~Class 1 shall consist of two (2) directors, Class 2 shall consist of two (2) directors, and Class 3 shall consist of three (3) directors, collectively constituting the entire Board of Directors. Class 1 shall initially consist of Adam Sullivan and Jarrod Patten, Class 2 shall initially consist of Jeff Booth and Eric Weiss, and Class 3 shall initially consist of Todd Becker, Jordan Levy and Yadin Rozov.~~

3. Notwithstanding the foregoing, directors elected at the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) and at each annual meeting thereafter shall be elected for a one-year term expiring at the next succeeding annual meeting of stockholders and shall hold office until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

4. For the avoidance of doubt, effective as of the 2026 Annual Meeting (or the first annual meeting thereafter at which all directors elected by stockholders generally are elected for a one-year term expiring at the next succeeding annual meeting of stockholders), the division of the Board of Directors into classes shall terminate.

Except as otherwise provided herein, directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting of stockholders and entitled to vote thereon. The chairperson of the Board of Directors shall be determined by the affirmative vote of a majority of the directors then in office, without giving effect to the vote of the director selected as the new chairperson.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 4: Amend the Third Amended and Restated Certificate of Incorporation to Eliminate Our Classified Board of Directors Structure	| 61

~~2. Effective upon the Effective Date, the term of office of the initial Class 1 directors shall expire at the first annual meeting of stockholders held after the Effective Date; the term of office of the initial Class 2 directors shall expire at the second annual meeting of stockholders held after the Effective Date; and the term of office of the initial Class 3 directors shall expire at the third annual meeting of stockholders held after the Effective Date. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal~~.

~~DC~~. Removal of Directors.

Subject to any limitations imposed by applicable law~~, following the effectiveness of this Third Amended and Restated Certificate of Incorporation~~ and the rights of the holders of any one or more series of Preferred Stock then outstanding to remove directors elected by such series of Preferred Stock, any director or the entire Board of Directors may be removed from office ~~only for cause~~ by the affirmative vote of the holders of at least a majority of the shares of capital stock of the Corporation entitled to vote on the election of such directors, voting together as a single class; provided that (i) until the 2026 Annual Meeting, such removal may be only for cause and (ii) ~~commencing with~~ from and after the 2026 Annual Meeting, such removal may be with or without cause.

~~ED~~. Vacancies.

Subject to any limitations imposed by applicable law and stock exchange requirements and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding to elect additional directors or fill vacancies in respect of such directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors or by the sole remaining director, and not by the stockholders~~; provided that if any Class 3 director resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the later of (a) the date of the 2027 annual meeting of stockholders and (b) the date on which no New Secured Notes (as defined in the Plan) and no New Secured Convertible Notes (as defined in the Plan) remain outstanding, any replacement for such director shall be chosen from a list of nominees provided by the Ad Hoc Noteholder Group to the Corporation on or prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Class 3 directors; provided further, that if any Class 2 director or the Class 1 director chosen by the Equity Committee (collectively, the “Equity Committee Directors”) resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the date of the 2026 annual meeting of stockholders in the case of the Class 2 directors or the 2025 annual meeting of stockholders in the case of the Class 1 director chosen by the Equity Committee, such replacement shall be chosen from a list of nominees provided by the Equity Committee to the Corporation prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Equity Committee Directors.~~ Any director elected in accordance with this paragraph shall serve for a term expiring at the first annual meeting of stockholders held after such director’s election and shall hold office ~~for the remainder of the full term of the director for which the vacancy was created or occurred and~~ until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal.

Set forth in Appendix A to this Proxy Statement is a form of the Fourth Amended and Restated Certificate of Incorporation that would be adopted should each of Proposals 4, 5 and 6 be approved (though none of them is conditioned on or otherwise requires the approval of any other).

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the approval of the Declassification Amendments.

62 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 5: Amend the Certificate of Incorporation to Remove the Supermajority Voting Provisions

PROPOSAL 5

AMEND THE CERTIFICATE OF INCORPORATION TO REMOVE THE SUPERMAJORITY VOTING PROVISIONS

The Certificate of Incorporation currently requires a supermajority vote of all outstanding shares of our common stock in order to amend the Bylaws and Articles V, VI, VII and VIII of our Certificate of Incorporation, including, among others, those that relate to the number, election and term of directors; the removal of directors; amendments to the bylaws; stockholder action by written consent; limitations on director liability; forum selection for certain actions brought against the Company; and amendments to the Certificate of Incorporation.

The Board of Directors has approved, adopted and declared advisable an amendment to our Certificate of Incorporation to remove the supermajority voting restrictions on amendments of the Bylaws and certain portions of the Certificate of Incorporation (the “Supermajority Voting Amendments”), and has recommended that stockholders approve the Supermajority Voting Amendments.

Pursuant to the Supermajority Voting Amendments, amendments to the Bylaws and Certificate of Incorporation would be subject to stockholder approval in the manner required by the DGCL, which is generally a majority of our outstanding shares of common stock.

If the Supermajority Voting Amendments are approved by our stockholders and effected, the Board of Directors will adopt conforming amendments to the Bylaws in a Third Amended and Restated Bylaws.

Background of the Proposal

The supermajority voting provisions were implemented by the Company’s senior secured creditors in the Plan of Reorganization to extend the control of its appointed directors for at least three years following the Emergence. As part of its ongoing review of corporate governance matters, the Board of Directors, taking into account the input of the directors and the Nominating and Corporate Governance Committee, considered the advantages and disadvantages of maintaining the supermajority voting requirements. The Board of Directors believes it is important to maintain stockholder confidence by demonstrating that the Board of Directors is responsive and accountable to stockholders and committed to strong corporate governance. Many stockholders believe that supermajority voting requirements impede accountability to stockholders and contribute to board entrenchment. The Board of Directors also considered that, even without the supermajority vote (and without the classified structure of the Board of Directors, which the Board of Directors also recommends eliminating pursuant to Proposal 4), the Company has appropriate safeguards to protect the interests of all stockholders and to discourage a would-be acquirer from proceeding with a proposal that undervalues the Company or is opportunistic and to assist the Board of Directors in responding to such proposals. These include other provisions of the Certificate of Incorporation and Bylaws as well as certain provisions of the DGCL.

The Board of Directors also considered that under certain circumstances, supermajority voting requirements can provide benefits to the Company and all its stockholders by making it more difficult for one or a few large stockholders to facilitate a takeover of the Company or implement certain significant changes to the Company without more widespread stockholder support.

After balancing these interests, the Board of Directors has decided to submit this proposal to eliminate the supermajority voting requirements in favor of a requirement that, in addition to approval of our Board of Directors, any amendment to the Bylaws or the Certificate of Incorporation be approved by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

Effectiveness of the Proposed Amendment

The approval of this proposal is not conditioned on the approval of any other proposal. If the Supermajority Voting Amendments are approved by our stockholders at the Annual Meeting, then, promptly following the Annual Meeting, we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Supermajority Voting Amendments (and the amendments contemplated by Proposal 4 and Proposal 6, if approved), which will become effective upon filing. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board of Directors retains the discretion to abandon and not implement the Supermajority Voting Amendments at any time before they become effective.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 5: Amend the Certificate of Incorporation to Remove the Supermajority Voting Provisions	| 63

Text of the Proposed Amendment

If approved and effected, the Supermajority Voting Amendments would amend current Articles V(F) and VIII(C) in the Certificate of Incorporation to read as follows, with the changes from our current Certificate of Incorporation marked (and including the changes to Articles V(F) and VIII(C) currently in the Certificate of Incorporation that would only be applicable if the changes in Proposal 6 were to be approved and adopted):

V.

~~F~~E. Bylaw Amendments.

The Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation or any provision or provisions thereof, without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or this Fourth Amended and Restated Certificate of Incorporation. ~~Any adoption, amendment or repeal of the Bylaws of the Corporation or any provision or provisions thereof by the Board of Directors shall require the approval of a majority of the authorized number of directors; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations (as defined in the Plan) remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated Certificate of Incorporation shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors.~~ The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, such action by stockholders shall require the affirmative vote of the holders of ~~at least 66 2/3%~~ a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~; provided, further, however, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated Certificate of Incorporation shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors~~.

VIII.

C. Notwithstanding any other provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by law or by this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least ~~66 2/3%~~ a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VI, VII and VIII~~; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations (as defined in the Plan) remain outstanding, the affirmative vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors shall also be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VII and VIII hereof~~.

Set forth in Appendix A to this Proxy Statement is a form of the Fourth Amended and Restated Certificate of Incorporation that would be adopted should each of Proposals 4, 5 and 6 be approved (though none of them is conditioned on or otherwise requires the approval of any other). In addition, set forth in Appendix B to this Proxy Statement is a form of the Third Amended and Restated Bylaws that would be adopted should each of Proposals 5 and 6 be approved (though neither of them is conditioned on or otherwise requires the approval of the other).

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the approval of the Supermajority Voting Amendments.

64 |

  CORE SCIENTIFIC 2025 PROXY STATEMENT

  Proposal 6: Amend the Certificate of Incorporation to Eliminate Certain Consent Rights Provided to Our

  Creditors in Connection with the Company’s Emergence from Bankruptcy and Make Other Non-Substantive and Conforming Changes

PROPOSAL 6

AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN CONSENT RIGHTS PROVIDED TO OUR CREDITORS IN CONNECTION WITH THE COMPANY’S EMERGENCE FROM BANKRUPTCY AND MAKE OTHER NON-SUBSTANTIVE AND CONFORMING CHANGES

The Certificate of Incorporation currently includes several provisions that provide consent rights over certain corporate actions to specified directors selected by certain of the Company’s creditors, so long as the Company’s secured convertible notes due 2029 (“Secured Convertible Notes”), senior secured notes due 2028 (the “Secured Notes”) and/or contingent value rights (“CVRs”) that were issued pursuant to the Plan of Reorganization remain outstanding. These corporate actions include restrictions on the Board of Directors’ ability to fill vacancies on the Board of Directors; the ability of the Board of Directors and the Company’s stockholders to adopt, amend or appeal certain provisions of the Bylaws or the Certificate of Incorporation, and the Company’s ability to file a voluntary petition under chapter 11 of title 11 of the United States Code.

Prior to the date of the Proxy Statement, the Secured Convertible Notes automatically converted by their terms into shares of common stock and the Secured Notes were redeemed in full, such that no Secured Convertible Notes or Secured Notes remained outstanding. Furthermore, based on the last reported sale price of the common stock of $[•] per share on the Record Date, the payment obligation under the CVRs would not be triggered for any of the three applicable testing dates. Accordingly, the Board of Directors has approved, adopted and declared advisable an amendment to our Certificate of Incorporation to remove the director consent rights (the “Director Consent Amendments”) and has recommended that stockholders approve the Director Consent Amendments. The Board of Directors further proposes to make additional non-substantive and conforming changes to amend and restate the Certificate of Incorporation, including (a) removing Article IX of the Certificate of Incorporation, which is no longer applicable, (b) adding various references regarding the rights of holders of preferred stock, and (c) updating the self-references in the Certificate of Incorporation to reflect that it is the Fourth Amended and Restated version.

If the Director Consent Amendments are approved by our stockholders and effected, the Board of Directors will adopt conforming amendments to the Bylaws in a Third Amended and Restated Bylaws.

Background of the Proposal

The director consent rights were implemented by the Company’s senior secured creditors in the Plan of Reorganization to extend the control of its appointed directors following the Emergence. As part of its ongoing review of corporate governance matters, the Board of Directors, taking into account the input of the directors and the Nominating and Corporate Governance Committee, considered the advantages and disadvantages of maintaining the director consent rights. The Board of Directors believes it is important to maintain stockholder confidence by demonstrating that the Board of Directors is responsive and accountable to stockholders and committed to strong corporate governance. In light of the fact that no Secured Convertible Notes or Secured Notes remain outstanding, the current unlikelihood that the payment obligation under the CVRs is triggered, and the Company’s performance since its Emergence, the Board of Directors believes the director consent rights are no longer necessary to protect the interests of former creditors of the Company that have been paid in full. The Board of Directors also considered that even without the director consent rights (and without the classified structure of the Board of Directors and supermajority voting requirements, which the Board of Directors also recommends eliminating pursuant to Proposals 4 and 5, respectively), the Company has appropriate safeguards to protect the interests of all stockholders and to discourage a would-be acquirer or other large stockholder from implementing certain significant changes to the Company.

The Board of Directors also considered that under certain circumstances, the director consent rights can provide benefits to the Company and all its stockholders by making it more difficult for one or a few large stockholders to implement certain significant changes to the Company without support from the Board of Directors.

After balancing these interests, the Board of Directors has decided to submit this proposal to eliminate the director consent rights.

  CORE SCIENTIFIC 2025 PROXY STATEMENT

  Proposal 6: Amend the Certificate of Incorporation to Eliminate Certain Consent Rights Provided to Our

  Creditors in Connection with the Company’s Emergence from Bankruptcy and Make Other Non-Substantive and Conforming Changes

| 65

Effectiveness of the Proposed Amendment

The approval of this proposal is not conditioned on the approval of any other proposal. If the Director Consent Amendments are approved by our stockholders at the Annual Meeting, then, promptly following the Annual Meeting, we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Director Consent Amendments (and the amendments contemplated by Proposal 4 and Proposal 5, if approved), which will become effective upon filing. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board of Directors retains the discretion to abandon and not implement the Director Consent Amendments at any time before they become effective.

Text of the Proposed Amendment

If approved and effected, the Director Consent Amendments would remove Articles V(A) and VIII (D) and amend current Article V(E) and (F) and Article VIII(C) in the Certificate of Incorporation to read as follows, with the changes from our current Certificate of Incorporation marked (and including the changes to Article V(E) and Articles V(F) and VIII(C) currently in the Certificate of Incorporation that would only be applicable if the changes in Proposal 4 and Proposal 5, respectively, were to be approved and adopted):

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

~~A. Certain Definitions~~

~~For purposes of this Article V, the following terms shall have the meanings specified below:~~

~~“Ad Hoc Noteholder Group” has the meaning ascribed to such term in the RSA.~~

~~“Equity Committee” has the meaning ascribed to such term in the RSA.~~

~~“RSA” means that certain Restructuring Support Agreement, dated as of November 16, 2023, by and among the Corporation and certain of its affiliates, the Consenting Creditors (as defined in the RSA), the Equity Committee, and certain members of the Equity Committee (in their capacity as members of the Equity Committee), as the same may be amended from time to time in accordance with its terms, filed at Docket No.1440 in the Chapter 11 Cases.~~

~~E~~D. Vacancies.

Subject to any limitations imposed by applicable law and stock exchange requirements and subject to the rights of the holders of any one or more series of Preferred Stock to elect additional directors or fill vacancies in respect of such directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors or by the sole remaining director, and not by the stockholders~~; provided that if any Class 3 director resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the later of (a) the date of the 2027 annual meeting of stockholders and (b) the date on which no New Secured Notes (as defined in the Plan) and no New Secured Convertible Notes (as defined in the Plan) remain outstanding, any replacement for such director shall be chosen from a list of nominees provided by the Ad Hoc Noteholder Group to the Corporation on or prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Class 3 directors; provided further, that if any Class 2 director or the Class 1 director chosen by the Equity Committee (collectively, the “~~Equity Committee Directors~~”) resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the date of the 2026 annual meeting of stockholders in the case of the Class 2 directors or the 2025 annual meeting of stockholders in the case of the Class 1 director chosen by the Equity Committee, such replacement shall be chosen from a list of nominees provided by the Equity Committee to the Corporation prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Equity Committee Directors.~~ Any director elected in accordance with this paragraph shall serve for a term expiring at the first annual meeting of stockholders held after such director’s election and shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal.

66 |

  CORE SCIENTIFIC 2025 PROXY STATEMENT

  Proposal 6: Amend the Certificate of Incorporation to Eliminate Certain Consent Rights Provided to Our

  Creditors in Connection with the Company’s Emergence from Bankruptcy and Make Other Non-Substantive and Conforming Changes

~~F~~E. Bylaw Amendments.

The Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation or any provision or provisions thereof, without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or this Fourth Amended and Restated Certificate of Incorporation. ~~Any adoption, amendment or repeal of the Bylaws of the Corporation or any provision or provisions thereof by the Board of Directors shall require the approval of a majority of the authorized number of directors; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations (as defined in the Plan) remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated Certificate of Incorporation shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors.~~ The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, such action by stockholders shall require the affirmative vote of the holders of ~~at least 66 2/3%~~ a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~; provided, further, however, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated Certificate of Incorporation shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors~~.

VIII.

C. Notwithstanding any other provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by law or by this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least ~~66 2/3%~~ a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VI, VII and VIII~~; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations (as defined in the Plan) remain outstanding, the affirmative vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors shall also be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VII and VIII hereof~~.

~~D. Notwithstanding any other provisions of this Third Amended and Restated Certificate of Incorporation or the Bylaws, (a) the affirmative vote of at least two (2) Class 2 and two (2) Class 3 directors shall be required for any settlement of Disputed Claims (as defined in the Plan) in Class 8A, Class 8B or Class 11 of the Plan if such settlement is in excess of $1,000,000.00, (b) the affirmative vote of at least two (2) Class 3 directors shall be required to authorize the filing of a voluntary petition under chapter 11 of title 11 of the United States Code prior to the later of (x) three (3) years from the Effective Date and (y) the date on which no New Secured Notes (as defined in the Plan) or New Secured Convertible Notes (as defined in the Plan) remain outstanding, and (c) at any time between the three (3) year anniversary of the Effective Date and the four (4) year anniversary of the Effective Date, the affirmative vote of all directors other than the director serving as Chief Executive Officer of the Corporation shall be required to authorize the filing of a voluntary petition under chapter 11 of title 11 of the United States Code~~.

Set forth in Appendix A to this Proxy Statement is a form of the Fourth Amended & Restated Certificate of Incorporation that would be adopted should each of Proposals 4, 5 and 6 be approved (though none of them is conditioned on or otherwise requires the approval of any other). In addition, set forth in Appendix B to this Proxy Statement is a form of the Third Amended and Restated Bylaws that would be adopted should each of Proposals 5 and 6 be approved (though neither of them is conditioned on or otherwise requires the approval of the other).

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the approval of the Director Consent Amendments.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 7: Approval of the Amended and Restated 2024 Stock Incentive Plan	| 67

PROPOSAL 7

APPROVAL OF THE AMENDED AND RESTATED 2024 STOCK INCENTIVE PLAN

Description of Proposal

On [•], 2025, on the recommendation of the Compensation Committee, our Board of Directors approved an amendment and restatement of the Core Scientific, Inc. 2024 Stock Incentive Plan (the “Restated Plan”), subject to stockholder approval at the Annual Meeting. The Restated Plan will supersede the 2024 Stock Plan (referred to as the “Existing Plan” in this description) if the Restated Plan is approved by our stockholders, in which case the Restated Plan will take effect on the date it is approved by our stockholders (the “Effective Date”).

If approved, the maximum number of shares of Core Scientific, Inc.’s (the “Company’s”) common stock (“shares”) that may be issued under the Restated Plan will be [•], subject to adjustment upon certain changes in the Company’s capitalization. The Board of Directors expects that the [•] shares available for grant under the Restated Plan, if approved by stockholders, will satisfy the Company’s equity compensation needs for approximately [•] years based on historical grants.

As of [•], 2025, [•] shares remained available for grants under the Existing Plan.

Historically, equity awards were granted pursuant to (i) the Core Scientific, Inc. (f/k/a MineCo Holdings, Inc.) 2018 Omnibus Incentive Plan, (ii) the Blockcap, Inc. Equity Incentive Plan, (iii) the Amended and Restated 2018 Equity Incentive Plan, and (iv) the Core Scientific 2021 Equity Incentive Plan (collectively, the “Legacy Equity Plans”). Following the adoption of the Existing Plan, the Legacy Equity Plans were terminated and no additional equity incentive awards were issuable pursuant to the Legacy Equity Plans.

The Compensation Committee and the Board of Directors have determined that an increase in the number of shares available for grants is necessary as a part of our continuing effort to attract, retain, and motivate employees and other service providers and to align their interests with those of our stockholders.

This proposal is being submitted to our stockholders in compliance with the Nasdaq Corporate Governance Requirements concerning stockholder approval of equity compensation plans and/or material revisions to these plans.

While equity incentive awards are an important part of our pay-for-performance compensation program, the Board of Directors and Compensation Committee are mindful of their responsibility to our stockholders to exercise judgment in granting equity-based awards. We review a number of relevant metrics to assess the cumulative impact of our equity compensation programs, including burn rate, overhang and dilution.

The annual burn rate and overhang with respect to our equity compensation plans, including the Existing Plan and the Legacy Equity Plans over the last three fiscal years was as follows:

Burn Rate and Overhang Table(1)	2022	2023	2024

Burn Rate(2)	[●]%	[●]%	[●]%

Overhang(3)	[●]%	[●]%	[●]%

1.

With respect to Legacy Equity Plans that we assumed, only grants that were made by us since we assumed the Legacy Equity Plan are included in the figures in the table. In general, when preparing these calculations, numbers in the table were adjusted to reflect the ten-for-one conversion of Company common stock provided for by the Plan of Reorganization.

2.

Burn rate represents (a) the number of shares subject to equity awards that we granted during the applicable fiscal year divided by (b) the basic weighted average common shares outstanding for the applicable fiscal year.

3.

Overhang represents (a) total plan shares divided by (b) (i) total plan shares plus (ii) common shares outstanding, where (a) total plan shares equals the sum of (i) the number of shares available for future grants under the Existing Plan and Legacy Equity Plans plus (ii) stock option awards outstanding plus (iii) restricted stock units outstanding plus (iv) performance stock units outstanding (assuming target performance levels). If the Restated Plan is approved with [•] new shares, our overhang would be expected to be [•] % as calculated based on the number of common shares outstanding and outstanding awards on [•], 2025, and the [•] new shares.

As of [•],2025, there were [•] Company common shares outstanding. Dilution is the total number of shares subject to equity awards granted less cancellations, divided by the total number of common shares outstanding at the end of the year. Over the past three fiscal years, our average annual dilution was [•]%.

68 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 7: Approval of the Amended and Restated 2024 Stock Incentive Plan

Based solely on the closing price of the Company’s common stock, as reported on the Nasdaq Global Select Market on [•], 2025, which was $[•] per share, the maximum aggregate market value of the [•] shares that could be issued under the Restated Plan is $[•].

Outstanding Awards and Share Reserve under Existing Plan and Legacy Equity Plans

The following table includes information regarding outstanding equity awards and shares available for future grants under the Existing Plan and Legacy Equity Plans as of [•], 2025:

	Existing Plan	Legacy Equity Plans(1)

Total shares underlying outstanding stock options	0	0

Weighted average exercise price of outstanding stock options	—	—

Weighted average remaining contractual life of outstanding stock options, in years

Total shares underlying outstanding unvested RSUs and PSUs (at target)	19,454,701	797,215

Total shares currently available for grant (stock options, RSUs and PSUs)	16,411,945	0

(1)	Following the adoption of the Existing Plan, the Legacy Equity Plans were terminated and no additional equity incentive awards may be issued pursuant to the Legacy Equity Plans.

If stockholders approve the Restated Plan, we will not make any further grants under the Existing Plan.

Overview

The Restated Plan provides for the grant of stock options (consisting of non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock awards to employees, non-employee directors, consultants and agents of the Company and its subsidiaries.

The Restated Plan aims to reflect certain “best practices” that are consistent with the interests of our stockholders and with our corporate governance policies. Accordingly, the Restated Plan reflects the following practices:

•

No Single Trigger Acceleration of Awards upon a Change in Control. Awards will not accelerate simply upon the occurrence of a change in control unless the awards are not assumed or adequately substituted by a successor.

•

No Repricing of Awards Without Stockholder Approval. The Restated Plan does not permit the repricing of outstanding stock options or stock appreciation rights to reduce their exercise or base price, or the exchange of underwater stock options or stock appreciation rights for cash or by substitution for new awards with a lower exercise or base price without stockholder approval, other than in limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.

•

No Liberal Share Recycling. Shares used to pay the exercise price of an award and/or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the Restated Plan.

•

Limits on Awards to Non-Employee Directors. Consistent with the Existing Plan, under the Restated Plan, the aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $800,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

•	Minimum Vesting Conditions. Awards are generally required to have vesting periods that are at least a year long, subject to certain exceptions.
•	Clawback. Awards under the Restated Plan are subject to the Company’s applicable clawback policies, as currently in effect or may be adopted.
•	No Evergreen Provision. There is no evergreen feature under which the shares authorized for issuance under the Restated Plan may automatically be replenished.

A summary of material provisions of the Restated Plan is set forth below. The summary is qualified by reference to the full text of the Restated Plan, which is attached as Appendix B to this Proxy Statement.

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Summary of the Material Features of the Restated Plan

The purposes of the Restated Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining outside directors, officers, other employees, consultants, independent contractors and agents; and (iii) to motivate such people in the long-term best interests of the Company and its stockholders. The Restated Plan is intended to stimulate the efforts of employees, non-employee directors, consultants and agents towards our success, as well as assist in recruitment and retention.

All employees (including officers and directors who are employees) of the Company or its subsidiaries and non-employee directors, consultants and agents engaged by the Company or its subsidiaries to render services to such entity are eligible to participate in the Restated Plan at the discretion of the Restated Plan’s administrator (the “Administrator”), which is generally the Compensation Committee, provided that the Board of Directors may serve as the Administrator in its discretion and certain powers may be delegated to the Company’s Chief Executive Officer and other executive officers, as described further below. As of [•] 2025, approximately [•] employees, [•] non-employee directors and [•] consultants would be eligible to participate in the Restated Plan.

The Administrator may make awards in its discretion. Each award will be evidenced by a written or electronic agreement or communication between the Company and the participant setting forth the terms and conditions of the award. No awards under the Restated Plan are transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in an applicable award agreement, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the applicable award agreement, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. No award may generally be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder will immediately become null and void.

The Administrator administers the Restated Plan and grants awards under the Restated Plan. The Administrator has the power to interpret the Restated Plan and awards thereunder, to determine the terms and conditions of awards, to approve forms of award agreement, to select participants who may be granted awards (generally on the basis of their service), to determine the terms and conditions of any exchange program, and to make all other determinations necessary or advisable for the administration of the Restated Plan. In addition, the Administrator may delegate to the Company’s Chief Executive Officer or other executive officers the authority to make and amend awards to employees and consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act.

Except as provided below, the Board of Directors or its delegate is permitted to amend or terminate the Restated Plan at any time, provided that any termination does not affect the validity of previously granted awards and may not materially impair the rights of any participant with respect to previously granted awards without the participant’s written consent. The Board of Directors and Compensation Committee will not have the right, without stockholder approval, to:

•	Increase the maximum number of shares covered by the Restated Plan; or
•

Make any other amendment to the Restated Plan that would constitute a modification, revision or amendment requiring stockholder approval pursuant to any applicable law or regulation or rule of the principal exchange on which our shares are traded.

Subject to satisfaction of the minimum vesting conditions set forth in the Restated Plan, all of the terms relating to the satisfaction of performance measures and the termination of the vesting period or performance period relating to an award, or any forfeiture and cancellation of such award upon termination of employment with or service to the Company, whether by reason of disability, death, or any other reason, or during a paid or unpaid leave of absence, will be determined by the Administrator and set forth in the applicable award agreement.

Shares Available for Issuance

The maximum number of shares that may be issued under the Restated Plan will be [•] shares, subject to adjustment upon certain changes in the Company’s capitalization. The shares issued under the Restated Plan may be authorized and unissued shares, or reacquired common stock, including shares purchased by the Company on the open market for purposes of the Restated Plan.

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If any shares subject to an award expire or become unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, are forfeited to the Company or repurchased by the Company, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) that were subject thereto will become available for future grant or sale under the Restated Plan. Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the award so exercised will cease to be available under the Restated Plan. Shares that have actually been issued under the Restated Plan under any award will not be returned to the Restated Plan and will not become available for future distribution under the Restated Plan; provided, however, that if unvested shares of restricted stock or restricted stock units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Restated Plan. Shares used to pay the exercise or purchase price of an award and/or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the Restated Plan. To the extent an award under the Restated Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Restated Plan. Shares actually issued pursuant to awards transferred under any exchange program to reprice options or stock appreciation rights will not become available for grant under the Restated Plan.

Types of Awards

The Administrator has the discretion to award stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock awards.

Options. A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Restated Plan, the Administrator may grant non-qualified stock options to eligible participants (“incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be granted under the Restated Plan). The Administrator will determine the number of shares covered by each option and no dividends, or dividend equivalents, will be paid on any options.

The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. The exercise price of each option must be paid in full in cash or check at the time of exercise. The Administrator also may permit payment through the tender of shares that are already owned by the participant, a net exercise arrangement, or by such other method as the Administrator may permit, including under a broker-assisted (or other) cashless exercise program or any combination of the foregoing methods.

Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date. Each option will be automatically exercised as of the end of the last day of the term of such option, if the exercise price with respect to each share subject to the option is less than the fair market value of a share on such date, on a net exercise basis and with tax withholding satisfied by the Company retaining shares from the exercise.

Unless otherwise provided by the Administrator, a participant’s unvested stock options will be forfeited on the date a participant ceases to be a service provider (i.e., the participant experiences a termination of employment or service with respect to the Company).

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Administrator) equal to (i) the number of shares exercised, times (ii) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price. SARs may be granted separately or in tandem with any stock option and no dividends, or dividend equivalents, will be paid on any SARs. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to stock options, meaning that the expiration may not be later than 10 years after the grant date. Tandem SARs are exercisable only during the period when the stock option related to the tandem SAR is also exercisable.

Restricted Stock. Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant.

In determining whether an award of restricted stock should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted stock will have full voting rights and other ownership rights associated with the shares other than the ability to transfer or dispose of the shares, unless determined otherwise by the Administrator. These ownership rights include the right to receive dividends or other distributions made with respect to such shares. Any distribution or dividend with respect to shares underlying the restricted stock award, including a regular cash dividend, will be deposited with the Company and will be subject to the same vesting conditions that apply to such restricted stock award.

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Restricted Stock Units. Restricted stock units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the Company or its subsidiaries. In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. The Company may settle the restricted stock units in cash, in shares or in a combination of both. The award agreement will specify whether the participant will be entitled to receive dividend equivalents, and if determined by the Administrator, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares subject to the restricted stock unit award. Any dividend equivalents credited with respect to a restricted stock unit award will be subject to the same vesting conditions as applicable to such award.

Performance Awards. A performance award is a right to receive, contingent upon the attainment of specified performance measures during a performance period, a specified amount of cash, shares (including restricted stock), or a combination of both. The value of a performance award at vesting, if any, will be determined by the degree to which the performance measures have been achieved during the performance period. Any dividends, distribution rights or dividend equivalents with respect to a performance award will be subject to the same vesting conditions as applicable to such award.

In establishing performance measures, the Administrator may use one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) on an individual basis:

•	earnings (including earnings per share and net earnings);
•	earnings before interest, taxes and depreciation;
•	earnings before interest, taxes, depreciation and amortization;
•	total stockholder return;
•	return on equity or average stockholder’s equity;
•	return on assets, investment, or capital employed;
•	stock price;
•	margin (including gross margin);
•	income (before or after taxes);
•	operating income;
•	operating income after taxes;
•	pre-tax profit;
•	operating cash flow;
•	sales or revenue targets;
•	increases in revenue or product revenue;
•	expenses and cost reduction goals;
•	improvement in or attainment of working capital levels;
•	economic value added (or an equivalent metric);
•	market share;
•	cash flow;
•	cash flow per share;
•	share price performance;
•	debt reduction;
•	customer satisfaction;
•	stockholders’ equity;
•	capital expenditures;
•	debt levels;
•	operating profit or net operating profit;
•	workforce diversity;
•	growth of net income or operating income;
•	billings;
•	financing;
•	regulatory milestones;
•	stockholder liquidity;
•	corporate governance and compliance;

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•	intellectual property;
•	personnel matters;
•	progress of internal research;
•	progress of partnered programs;
•	partner satisfaction;
•	budget management;
•	partner or collaborator achievements;
•	internal controls, including those related to the Sarbanes-Oxley Act of 2002;
•	investor relations, analysts and communication;
•	implementation or completion of projects or processes;
•	employee retention;
•	number of users, including unique users;
•	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);
•	establishing relationships with respect to the marketing, distribution and sale of the Company’s products;
•	supply chain achievements;
•	co-development, co-marketing, profit sharing, joint venture or other similar arrangements;
•	individual performance goals;
•	corporate development and planning goals; and
•	any combination of the foregoing or such other measures of performance selected by the Administrator whether or not listed above.

Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Administrator may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring, or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance measures will be subject to such other special rules and conditions as the Administrator may establish at any time.

Other Stock Awards. The Administrator is also authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, including without limitation shares granted as a bonus and not subject to any vesting conditions, deferred stock units, stock purchase rights and shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as determined by the Administrator. Any dividend, dividend equivalent or other distribution payments with respect to other stock awards that are subject to vesting conditions will be subject to the same vesting conditions as the underlying awards.

Change in Control

In the event of a “change in control” (as defined in the Restated Plan) with respect to any award that is not assumed, continued or substituted by the successor or its affiliate for an equivalent award then unless otherwise provided in an award agreement:

•	Awards will become fully vested and exercisable and the restrictions applicable to them (that are not performance-based) will lapse;
•

Performance conditions related to awards for which the performance period has been completed as of the date of the change in control, but have not yet been paid will vest and be paid in cash and/or shares, with all performance goals to be deemed achieved at actual performance;

•

Performance conditions related to awards for which the performance period has not been completed as of the date of the change in control will be deemed achieved at the greatest of target, the actual performance level attained, or such other performance level that may be reasonably projected to be attained with respect to such awards.

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An award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) received in the change in control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change in control is not solely common stock of the successor or its parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an option or stock appreciation right or upon the payout of a restricted stock unit or other award, for each share subject to such award, to be solely common stock of the successor or its parent equal in fair market value to the per share consideration received by holders of common stock in the change in control.

For purposes of the Restated Plan, a change in control will generally occur in the event (i) a person (subject to certain exceptions) becomes the beneficial owner of fifty percent (50%) or more of either the Company’s outstanding shares or voting power of the Company’s outstanding securities; (ii) of the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries or sale or other disposition of all or substantially all of its assets, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries, subject to certain exceptions; or (iii) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (collectively, a “change in control”). With respect to any nonqualified deferred compensation that becomes payable on account of the change in control, the change in control transaction also must comply with the “change in control event” definition set forth in the applicable Treasury Regulations promulgated under Section 409A of the Code (“Section 409A”) if necessary for the payment not to violate Section 409A.

Minimum Vesting Period

Awards are generally subject to a one year minimum vesting requirement, provided that the following types of awards are not subject to such minimum vesting requirement:(i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting (except with respect to any new non-employee director who joins the Board of Directors other than in connection with any such annual meeting), and (iv) any additional awards the Administrator may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Restated Plan; and, provided, further, that the foregoing restriction does not apply to the Board of Directors’ exercise of discretion to provide for accelerated exercisability or vesting of any award in the event of a Participant’s death, disability or a change in control.

Change in Capitalization

In the event of any stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the Administrator will make appropriate adjustments to (i) the number and class of shares available under the Restated Plan; and (ii) the terms of each outstanding award (such as the number, class, and price of shares covered by each outstanding award). In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants.

Clawback and Other Policies

All awards granted under the Restated Plan are subject to any incentive compensation clawback or recoupment policy of the Company or its subsidiaries currently in effect or as may be adopted by the Company or its subsidiaries and, in each case, as may be amended from time to time. No such policy adoption or amendment will require a participant’s prior consent. All awards granted under the Restated Plan are subject to any other applicable Company or subsidiary policies, such as insider trading policies.

Plan Term

No award may be granted under the Restated Plan on or after the tenth anniversary of the date the Restated Plan is adopted by the Board of Directors, but awards granted before that time may extend beyond that date in accordance with their terms.

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Certain Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences of awards under the Restated Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable state and local law.

Options. An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of our common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of our common stock received upon exercise of an option will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

SARs. A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our common stock received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant. The participant’s tax basis in any share of our common stock received upon exercise of a SAR will be the fair market value of the share of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long- term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.

Restricted Stock Units. In general, the grant of restricted stock units (including performance stock units) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed on restricted stock units in the year of vesting (which may occur prior to the year of settlement).

Other Stock Awards. In general, when a participant receives payment of an other stock awards in the form of vested shares, the participant will recognize ordinary income equal to the fair market value of the shares received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Dividends and Dividend Equivalents. In general, dividends and dividend equivalents are generally taxable as ordinary income when the participant receives a payout of the dividend equivalent and we generally will be entitled to a tax deduction at the same time and in the same amount.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Restated Plan with a deferral feature

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will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Participants are solely responsible for the payment of any taxes and penalties incurred under Section 409A.

New Plan Benefits

No awards have been granted under the Restated Plan. Future grants under the Restated Plan will be made at the discretion of the Administrator, and accordingly, are not yet determinable except with respect to the grants expected to be made to non-employee directors immediately following the Annual Meeting (see “Non-Employee Director Compensation” above).

In addition, the value of the awards granted under the Restated Plan will depend on a number of factors, such as the fair market value of our common stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Restated Plan.

The following table includes additional information regarding the equity awards currently contemplated to be made under the Restated Plan:

Name and Position	Dollar Value ($)(1)			Number of Units(2)

Adam Sullivan President and Chief Executive Officer	$	[	●]	[	●]

Denise Sterling Executive Vice President and Chief Financial Officer	$	[	●]	[	●]

Todd M. DuChene Executive Vice President, Chief Legal and Administrative Officer, and Secretary	$	[	●]	[	●]

All current executive officers as a group	$	[	●]	[	●]

All current directors who are not executive officers as a group	$	[	●]	[	●]

All employees, including all current officers who are not executive officers, as a group	$	[	●]	[	●]

(1)	The dollar value was calculated by multiplying the Number of Units from the adjacent column by $[•], which was the closing price per share of Company common stock on [•], 2025.
(2)

This column corresponds to the number of RSUs forecasted to be granted to non-employee directors shortly following the Annual Meeting. For 2025, each non-employee director is expected to receive an annual grant of RSUs having a [target grant date] fair market value of $300,000, vesting one-year from the date of grant provided the director remains in continuous service with us through the vesting date.

Registration with the SEC

We intend to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the shares reserved for issuance under the Restated Plan.

Summary

We believe strongly that the approval of the Restated Plan is important to our continued success. Awards such as those provided under the Restated Plan constitute an important incentive and help us attract and retain high performing individuals.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the approval of the Core Scientific, Inc. Amended and Restated 2024 Stock Incentive Plan.

The preceding summary of the Restated Plan does not purport to be a complete description of all provisions of such plan and should be read in conjunction with, and qualified in its entirety by reference to, the complete text of the Restated Plan, which is filed herewith and is hereby incorporated by reference herein.

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Why We are Asking our Stockholders to Approve the Restated Plan

Our Board of Directors believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, including employees, non-employee directors, consultants and agents because of the strong competition for highly trained and experienced individuals among our peer group companies and those against whom we compete. In addition, because of the complexity of our business, our success depends on our ability to attract and retain extremely talented individuals with deep experience in our business and industry. Without such key personnel, we might not achieve our growth plans. Therefore, the Board of Directors believes that the proposed amendment to the Restated Plan to increase the number of shares issuable under the Restated Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 7.

Approval by our stockholders of the proposed amendment to increase the number of shares issuable under the Restated Plan will allow us to continue to attract and retain highly trained and experienced individuals who are critical to our success, through the grant of equity awards at levels determined appropriate by our Board of Directors or Compensation Committee. The Restated Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of current and future employees, non-employee directors, consultants and agents, consistent with our compensation philosophy and common compensation practice for companies in our industry and peer group. To date, we have relied significantly on equity awards in the form of restricted stock units to attract and retain key employees, non-employee directors, consultants and agents, all of whom are critical to our success. We believe the use of restricted stock units strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because their compensation, in the form of restricted stock units, is heavily dependent contingent on the appreciation in value of our common stock. In addition, we believe restricted stock units encourage employee ownership in the Company and promote retention through the reward of long-term value accretion.

Why You Should Vote to Approve the Restated Plan

The Restated Plan Will Provide Sufficient Shares for Us to Meet our Forecasted Equity Needs

As described above, if this Proposal 7 is approved by our stockholders, then the Restated Plan will succeed the Existing Plan and we will have a total of approximately xxxxxxxxx shares available for grant under the Restated Plan after our Annual Meeting, which includes xxxxxxxxx new shares available for grant pursuant to the Restated Plan, plus xxxxxx shares, which represent the shares remaining available for issuance under the Existing Plan.

The share increase under the Restated Plan will provide sufficient shares for issuance under the Restated Plan to meet our estimated near-term equity compensation needs for our current and future employees, non-employee directors, consultants and agents. We operate in a highly competitive industry and geographies for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. As a high growth technology infrastructure company, we believe that a combination of equity and cash compensation is more appropriate and preferable and meets the expected retention and recruiting standards needed to enable us to attract, retain and motivate employees. Furthermore, we believe that an equity focused compensation program would provide value to our stockholders, enhances long-term employee retention and serves to align employees’ interests with those of our stockholders, in comparison to a program that includes equity awards.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 8: Ratification of Selection of Independent Registered Public Accounting Firm	| 77

PROPOSAL 8

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Auditor (“Auditor” or “Auditor”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (‘fiscal year 2025”), and has further directed that management submit the selection of Auditor for ratification by the stockholders at the Annual Meeting. Auditor has been engaged by us since the Auditor Change Effective Date (as defined below). Representatives of Auditor are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Auditor as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Auditor to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interest of the Company and our stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024, and December 31, 2023, by Marcum, our principal accountant.

	Year Ended December 31,
	2024	2023

Audit Fees(1)	$1,863,000	$1,135,000

Audit-Related Fees(2)	—	—

Tax Fees(3)	—	—

All Other Fees(3)	—	—

Total Fees	$1,863,000	$1,135,000

(1)

“Audit Fees” consist of fees in connection with the audit of our annual consolidated financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)

“Audit-Related Fees” consist of fees incurred for services that are reasonably related to the performance of the annual audit of the Company’s consolidated financial statements and the reviews of our quarterly consolidated financial statements for the year ended December 31, 2024. We did not incur any Audit-Related Fees for the years ended December 31, 2023 and December 31, 2024.

(3)	We did not incur any tax or other fees with auditors for the years ended December 31, 2023 and December 31, 2024.

All fees described above were pre-approved by the Audit Committee. There were no services that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

78 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 8: Ratification of Selection of Independent Registered Public Accounting Firm

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services and permissible non-audit services subject to a de minimis exception. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the ratification of the appointment of Auditor LLP as our independent registered public accounting firm for the year ending December 31, 2025.

CORE SCIENTIFIC 2025 PROXY STATEMENT Proposal 9: Adjournment of the Annual Meeting	| 79

PROPOSAL 9

ADJOURNMENT OF THE ANNUAL MEETING

We are asking our stockholders to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposals 4, 5 and 6 at the time of the Annual Meeting (the “Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting to a later date or dates and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against Proposals 4, 5 and 6 such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of Proposals 4, 5 and 6 and seek to convince the holders of those shares to change their votes to votes in favor of Proposals 4, 5 and 6.

The Board of Directors believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies with respect to the approval of Proposals 4, 5 and 6 if there are insufficient votes to approve such proposal at the time of the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4, 5, and 6.

80 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of February 28, 2025 by: (i) each director and nominee for director; (ii) each of our named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws

Applicable percentages are based on 294,533,462 shares of common stock outstanding on March  , 2025 and does not include 97,643,101 tranche 1 warrants and 17,863,271 tranche 2 warrants) outstanding on that date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock issuable upon the exercise of tranche 1 warrants and tranche 2 warrants held by such person and shares subject to RSUs held by such person that would vest based on service-based vesting conditions within 60 days of March 1, 2025. Except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each stockholder below is c/o Core Scientific, Inc., 838 Walker Road, Suite 21-2105, Dover, Delaware 19904.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Number of Shares(1)	Percent of Class

Directors and Named Executive Officers:
Adam Sullivan(2)	1,204,797	*
Todd M. DuChene(3)	1,545,709	*
Denise Sterling(4)	614,803	*
Todd Becker(5)	47,793	*
Jeff Booth(6)	47,793	*
Jordan Levy(7)	158,993	*
Jarrod Patten(8)	171,054	*
Yadin Rozov(9)	217,793	*
Eric Weiss(10)	73,793	*

All current directors and executive officers as a group (9 individuals)		1.4%

5% Stockholders
Blackrock, Inc.(12)	15,547,691	5.3%
Beryl Capital Management(13)	15,492,487	5.3%
The Vanguard Group(14)	19,378,652	6.5%

*	Less the 1%
(1)

This table is based on information supplied by officers and directors and principal stockholders and Schedules 13D and 13G and Forms 3 and 4 filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

CORE SCIENTIFIC 2025 PROXY STATEMENT Security Ownership of Certain Beneficial Owners and Management	| 81

(2)

Represents 970,923 shares of common stock owned by Mr. Sullivan and 114,364 tranche 1 warrants which are exercisable into shares of common stock at $6.81 per share. and 119,480 shares of common stock issuable within 60 days of March 1, 2025.

(3)

Represents 967,663 shares of common stock owned by Mr. DuChene, 537,133 tranche 1 warrants which are exercisable into shares of common stock at $6.81 per share and 40,913 shares of common stock issuable within 60 days of March 1, 2025.

(4)

Represents 614,802 shares of common stock owned by Ms. Sterling, 123,696 Tranche 1 warrants which are exercisable into shares of Core common stock at $6.81 per share, 103,080 Tranche 2 Warrants which are exercisable into shares of common stock at $.01 per share and 330,614 shares of common stock issuable within 60 days of March 1, 2025.

(5)	Represents 47,793 shares of Core common stock owned by Mr. Becker.
(6)	Represents 47,793 shares of Core common stock owned by Mr. Booth.
(7)	Represents 158,993 shares of Core common stock owned by Mr. Levy.
(8)	Represents 171,054 shares of Core common stock owned by Mr. Patten.
(9)	Represents 217,793 shares of Core common stock owned by Mr. Rozov.
(10)	Represents 79,793 shares of Core common stock owned by Mr. Weiss.
(11)

Based on a Schedule 13G filed with the SEC by Blackrock, Inc. on November 8, 2024. Of the shares of common stock beneficially owned, Blackrock reported that it has sole dispositive power with respect to 15,547,691 shares, shared dispositive power with respect to 0 shares, sole voting power with respect to 15,699,491 shares, and shared voting power with respect to 0 shares. Blackrock, Inc. listed its principal place of business as 50 Hudson Yards, New York, New York 10001.

(12)

Based on a Schedule 13G filed with the SEC by Beryl Capital Management LLC, Beryl Capital Management LP, Beryl Capital Partners II LP, and David A Witkin on August 19, 2024. Total holdings represent 15,492,487 shares of common stock, as to which each filer disclaims beneficial ownership except to the extent of its pecuniary interest therein with Beryl Capital Management LLC and Beryl Capital Management LP each reporting shared dispositive power with respect to 15,492,487 shares of common stock, sole dispositive power with respect to 0 shares of common stock, shared voting power with respect to 15,492,487 shares of common stock, .and sole voting power with respect to 0 shares of common stock; Beryl Capital Partners reporting shared dispositive power with respect to 13,636,271 shares of common stock, sole dispositive power with respect to 0 shares of common stock, shared voting power with respect to 13,636,271 shares of common stock, and sole voting power with respect to 0 shares of common stock; with David A. Witkin reporting shared dispositive power with respect to 15,492,487 shares of common stock, sole dispositive power with respect to 0 shares of common stock, shared voting power with respect to 15,492,487 shares of common stock, and sole voting power with respect to 0 shares of common stock. The filers listed their principal place of business as 225 Avenue I, Suite 205, Redondo Beach, California 90277.

(13)

Based on a Schedule 13G filed with the SEC by The Vanguard Group on January 30, 2025. Of the shares of common stock beneficially owned, The Vanguard Group reported that it has sole dispositive power with respect to 18,866,269 shares, shared dispositive power with respect to 512,383 shares, sole voting power with respect to 0 shares, and shared voting power with respect to 291,000 shares. The Vanguard Group listed its principal place of business as 100 Vanguard Blvd., Malvern, PA 19355.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers, and beneficial owners of more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of such reports received by it with respect to fiscal year 2024, or written representations from certain reporting persons, the Company believes that no director, officer or beneficial owner of more than 10% of the outstanding common stock of the Company failed to file on a timely basis the reports required under Section 16(a) of the Exchange Act during 2024 except for the Form 4 for an RSU grant to Denise Sterling, our former Executive Vice President, Chief Financial Officer in connection with her Transition Agreement which was filed fifteen business days late.

82 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Transactions with Related Persons

TRANSACTIONS WITH RELATED PERSONS

There were no transactions with related persons since January 1, 2024. The Company’s Corporate Governance Principles adopted by the Board of Directors provide that neither the Company nor any individual shall enter into a related party transaction unless it has been reviewed and approved or ratified by the Audit Committee. A “related party transaction” for these purposes is defined as a transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.

Indemnification Agreements

Our certificate of incorporation contains provisions limiting the liability of executive officers and directors, and our bylaws provide that we will indemnify each of our executive officers and directors to the fullest extent permitted under Delaware law.

We have entered into indemnification agreements with all of our directors and executive officers. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our certificate of incorporation and our bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.

Other Related Party Transactions

We have entered into employment agreements with our named executive officers. For more information regarding employment agreements with our named executive officers, see the section titled “Executive Compensation — Employment Agreements with Named Executive Officers.”

We have also granted restricted stock units to our named executive officers and directors. For a description of these equity awards, see the section titled “Executive Compensation.”

Related Person Transaction Policy

We have adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any officer, director, nominee to become a director, employee or a holder of more than 5% of any class of our voting securities (including the common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the Audit Committee (or, where review by the Audit Committee would be inappropriate, to another independent body of the Board of Directors) for review. To identify related person transactions in advance, we will rely on information supplied by our officers, directors and certain significant stockholders. In considering related person transactions, the Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•	the risks, costs, and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties.

The Audit Committee will approve only those transactions that it determines are fair to us and in our best interests.

CORE SCIENTIFIC 2025 PROXY STATEMENT Stockholder Proposals for the 2026 Annual Meeting	| 83

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or nominate persons for election to the Board of Directors.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2026 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2026 proxy statement, any such stockholder proposal must be submitted in writing to the Company’s Corporate Secretary at the principal executive offices of the Company, no later than November 19, 2025, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2026 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Company’s Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2025 Annual Meeting of Stockholders, unless the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders. For the Company’s 2026 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than January 12, 2026 and no later than February 11, 2026. If the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made by the Company.

In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, must include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notice of any proposals or nominations for the Company’s 2026 Annual Meeting of Stockholders should be sent to our Corporate Secretary at c/o Core Scientific, Inc., 838 Walker Road, Suite 21-2105, Dover, Delaware 19904.

84 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Householding of Proxy Materials

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Core Scientific, Inc. stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Core Scientific, Inc. Direct your written request to 838 Walker Road, Suite 21-2105, Dover, Delaware 19904, Attn: Secretary, or contact the Secretary at [(425) 998-5300]. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

CORE SCIENTIFIC 2025 PROXY STATEMENT Other Matters	| 85

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Todd M. DuChene

Chief Legal and Administrative Officer and Secretary

March [18], 2025

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024, is available without charge upon written request to: Secretary, Core Scientific, Inc. 838 Walker Road, Suite 21-2105, Dover, Delaware 19904.

CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix A	| A-1

~~Exhibit 3.1~~

~~THIRD~~FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CORE SCIENTIFIC, INC.

The undersigned, being the Secretary of Core Scientific, Inc. (originally incorporated under the name Power & Digital Infrastructure Acquisition Corp.) (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of the Delaware (as it now exists or may hereafter be amended and supplemented, the “DGCL”), hereby certifies that:

ONE: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 29, 2020 and was subsequently amended and restated with the filing of the Amended and Restated Certificate of Incorporation on February 12, 2021, ~~and~~ the filing of the Second Amended and Restated Certificate of Incorporation on January 19, 2022 ~~(the “Second~~, and the filing of the Third Amended and Restated Certificate of Incorporation on January 23, 2024 (the “Third Amended and Restated Certificate of Incorporation”).

~~TWO: On December 21, 2022, the Corporation and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).~~

~~THREE~~TWO: The ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the Corporation, attached hereto as Exhibit A, is incorporated herein by reference, and restates, integrates and further amends the provisions of the ~~Second~~Third Amended and Restated Certificate of Incorporation of the Corporation, as previously amended or supplemented.

~~FOUR: The Third Amended and Restated Certificate of Incorporation has been duly adopted, pursuant to, and in accordance with, the Fourth Amended Joint Chapter 11 Plan of Core Scientific Inc. and its Affiliated Debtors (with Technical Modifications), dated January 15, 2024 [Docket No. 1749] (the “Plan”), confirmed by order, dated January 16, 2024, of the Bankruptcy Court, jointly administered under the caption “In re: CORE SCIENTIFIC, INC., et al., Debtors,” Case No. 22-90341 (CML) (the “Chapter 11 Cases”) in accordance with Sections 242, 245 and 303 of the DGCL.~~

~~FIVE~~THREE: Pursuant to Section 103(d) of the DGCL, the ~~Third~~Fourth Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware.

The Corporation has caused this ~~Third~~Fourth Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on ~~January 23~~[ ], ~~2024~~2025.

CORE SCIENTIFIC, INC.
By:	~~/s/ Todd DuChene~~
Name:	Todd DuChene
Title:	Secretary

A-2 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix A

EXHIBIT A

~~THIRD~~FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CORE SCIENTIFIC, INC.

I.

The name of the corporation is Core Scientific, Inc. (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

IV.

A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 12,000,000,000. Of such shares, 10,000,000,000, shall be shares of Common Stock, each having a par value of $0.00001 per share, and 2,000,000,000 shares shall be shares of Preferred Stock, each having a par value of $0.00001 per share. Notwithstanding anything to the contrary contained herein, the rights and preferences of the Common Stock shall at all times be subject to the rights and preferences of the Preferred Stock as may be set forth in one or more certificates of designations filed with the Secretary of State of the State of Delaware from time to time in accordance with the DGCL and this Certificate. The number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding shares of stock entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor.

B. The Board of Directors is hereby expressly authorized, to the fullest extent as may now or hereafter be permitted by the DGCL, by resolution or resolutions, at any time and from time to time, to provide for the issuance of a share or shares of Preferred Stock in one or more series and to fix for each such series (i) the number of shares constituting such series and the designation of such series, (ii) the voting powers (if any), whether full or limited, of the shares of such series, (iii) the powers, preferences, and relative, participating, optional or other special rights of the shares of each such series, and (iv) the qualifications, limitations, and restrictions thereof, and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. Without limiting the generality of the foregoing, to the fullest extent as may now or hereafter be permitted by the DGCL, the authority of the Board of Directors with respect to the Preferred Stock and any series thereof shall include, but not be limited to, determination of the following:

1. the number of shares constituting any series, which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding) and the distinctive designation of that series;

2. the dividend rate or rates on the shares of any series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

3. the voting rights, if any, of such series and, if the shares shall have voting rights, the number of votes per share and the terms and conditions of such voting rights;

4. whether any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate upon such events as the Board of Directors shall determine;

5. whether the shares of any series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix A	| A-3

6. whether any series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7. the rights of the shares of any series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

8. any other powers, preferences, rights, qualifications, limitations, and restrictions of any series.

The powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Unless otherwise provided in the resolution or resolutions providing for the issuance of such series of Preferred Stock, shares of Preferred Stock, regardless of series, which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock, without designation as to series of Preferred Stock, and the Corporation shall have the right to reissue such shares.

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote.

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

~~A. CERTAIN DEFINITIONS~~

~~For purposes of this Article V, the following terms shall have the meanings specified below:~~

~~“Ad Hoc Noteholder Group” has the meaning ascribed to such term in the RSA.~~

~~“Equity Committee” has the meaning ascribed to such term in the RSA.~~

~~“RSA” means that certain Restructuring Support Agreement, dated as of November 16, 2023, by and among the Corporation and certain of its affiliates, the Consenting Creditors (as defined in the RSA), the Equity Committee, and certain members of the Equity Committee (in their capacity as members of the Equity Committee), as the same may be amended from time to time in accordance with its terms, filed at Docket No.1440 in the Chapter 11 Cases.~~

~~B~~A. MANAGEMENT OF THE BUSINESS.

The management of the business and the conduct of the affairs of the Corporation shall be vested in the board of directors of the Corporation (the “Board of Directors”).

~~C~~B. BOARD OF DIRECTORS.

~~1. Effective upon the effectiveness of this Third Amended and Restated Certificate of Incorporation (the “Effective Date”), the~~ Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding to elect additional directors under specified circumstances:

1. The number of directors ~~constituting~~that shall constitute the Board of Directors shall be ~~seven (7) members, which seven (7) members~~ fixed exclusively by the Board of Directors.

2. The Board of Directors shall be and is divided into three classes designated as Class 1, Class 2 and Class 3. ~~Class 1 shall consist of two (2) directors, Class 2 shall consist of two (2) directors, and Class 3 shall consist of three (3) directors, collectively constituting the entire Board of Directors. Class 1 shall initially consist of Adam Sullivan and Jarrod Patten, Class 2 shall initially consist of Jeff Booth and Eric Weiss, and Class 3 shall initially consist of Todd Becker, Jordan Levy and Yadin Rozov.~~

3. Notwithstanding the foregoing, directors elected at the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) and at each annual meeting thereafter shall be elected for a one-year term expiring at the next succeeding annual meeting of stockholders and shall hold office until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

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4. For the avoidance of doubt, effective as of the 2026 Annual Meeting (or the first annual meeting thereafter at which all directors elected by stockholders generally are elected for a one-year term expiring at the next succeeding annual meeting of stockholders), the division of the Board of Directors into classes shall terminate.

Except as otherwise provided herein, directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting of stockholders and entitled to vote thereon. The chairperson of the Board of Directors shall be determined by the affirmative vote of a majority of the directors then in office, without giving effect to the vote of the director selected as the new chairperson.

~~2. Effective upon the Effective Date, the term of office of the initial Class 1 directors shall expire at the first annual meeting of stockholders held after the Effective Date; the term of office of the initial Class 2 directors shall expire at the second annual meeting of stockholders held after the Effective Date; and the term of office of the initial Class 3 directors shall expire at the third annual meeting of stockholders held after the Effective Date. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.~~

~~D~~C. REMOVAL OF DIRECTORS.

Subject to any limitations imposed by applicable law~~, following the effectiveness of this Third Amended and Restated Certificate of Incorporation~~ and the rights of the holders of any one or more series of Preferred Stock then outstanding to remove directors elected by such series of Preferred Stock, any director or the entire Board of Directors may be removed from office ~~only for cause~~ by the affirmative vote of the holders of at least a majority of the shares of capital stock of the Corporation entitled to vote on the election of such directors, voting together as a single class; provided that (i) until the 2026 Annual Meeting, such removal may be only for cause and (ii) from and after the 2026 Annual Meeting, such removal may be with or without cause.

~~E~~D. VACANCIES.

Subject to any limitations imposed by applicable law and stock exchange requirements and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding to elect additional directors or fill vacancies in respect of such directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors or by the sole remaining director, and not by the stockholders~~; provided that if any Class 3 director resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the later of (a) the date of the 2027 annual meeting of stockholders and (b) the date on which no New Secured Notes (as defined in the Plan) and no New Secured Convertible Notes (as defined in the Plan) remain outstanding, any replacement for such director shall be chosen from a list of nominees provided by the Ad Hoc Noteholder Group to the Corporation on or prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Class 3 directors; provided further, that if any Class 2 director or the Class 1 director chosen by the Equity Committee (collectively, the “Equity Committee Directors”) resigns or is removed from the Board of Directors for any reason including due to death or disability or for cause prior to the date of the 2026 annual meeting of stockholders in the case of the Class 2 directors or the 2025 annual meeting of stockholders in the case of the Class 1 director chosen by the Equity Committee, such replacement shall be chosen from a list of nominees provided by the Equity Committee to the Corporation prior to the Effective Date and, if none of the nominees on such list are available, such replacement shall be selected by a majority vote of the directors and shall be acceptable to the remaining Equity Committee Directors~~. Any director elected in accordance with this paragraph shall serve for a term expiring at the first annual meeting of stockholders held after such director’s election and shall hold office ~~for the remainder of the full term of the director for which the vacancy was created or occurred and~~ until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal.

~~F~~E. BYLAW AMENDMENTS.

The Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation (as so amended from time to time, the “Bylaws”) or any provision or provisions thereof~~. Any adoption, amendment or repeal of the Bylaws of the Corporation or any provision or provisions thereof by the Board of Directors shall require the approval of a majority of the authorized number of directors; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or~~

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~~Contingent Payment Obligations (as defined in the Plan) remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated~~ without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or this Fourth Amended and Restated Certificate of Incorporation ~~shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors~~. The stockholders shall also have the power to adopt, amend or repeal the Bylaws ~~of the Corporation~~; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, such action by stockholders shall require the affirmative vote of the holders of ~~at least 66 2/3%~~a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~; provided, further, however, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations remain outstanding, any amendment or repeal of Sections 5(a) or 24(a) of the Bylaws or this Section F of Article IV or Section D of Article VIII of this Third Amended and Restated Certificate of Incorporation shall also require the vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors.~~.

~~G~~F. STOCKHOLDER ACTIONS.

1. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

2. ~~No~~Subject to the rights of the holders of shares of any one or more series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

3. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws ~~of the Corporation~~.

VI.

A. The liability of each director and officer for monetary damages shall be eliminated to the fullest extent permitted under applicable law. In furtherance thereof, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any repeal or modification of the foregoing two sentences shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

B. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, board observers, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors.

C. Any repeal or modification of this Article VI shall only be prospective and shall not adversely affect the rights or protections or increase the liability of any officer or director under this Article VI as in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (a) any derivative claim or cause of action brought on behalf of the Corporation; (b) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (c) any claim or cause of action against the Corporation or any current or former director, officer or other employee of the Corporation, arising out of or pursuant to any provision of the DGCL, this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time); (d) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation (as each may be amended from time to time, including any right,

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obligation or remedy thereunder); (e) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (f) any claim or cause of action against the Corporation or any current or former director, officer or other employee of the Corporation, governed by the internal-affairs doctrine or otherwise related to the corporation’s internal affairs, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Section A of Article VII shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933 Act, as amended (the “1933 Act’), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction.

B. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

C. If any provision or provisions of this ~~paragraph~~ Article VII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article VII (including, without limitation, each portion of any sentence of this Article VII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

VIII.

A. Any person or entity holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation.

B. The Corporation reserves the right to amend, alter, change or repeal, at any time and from time to time, any provision contained in this ~~Third~~Fourth Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph C and paragraph D of this Article VIII, and all rights, preferences and privileges of whatsoever nature conferred upon the stockholders, directors or any other persons whomsoever by and pursuant to this ~~Third~~Fourth Amended and Restated Certificate of Incorporation in its present form or as hereafter amended herein are granted subject to this reservation.

C. Notwithstanding any other provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by law or by this ~~Third~~Fourth Amended and Restated Certificate of Incorporation~~:~~ or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least ~~66 2/3%~~a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VI, VII and VIII~~; provided, that, for so long as the New Secured Convertible Notes, New Secured Notes, and/or Contingent Payment Obligations (as defined in the Plan) remain outstanding, the affirmative vote of at least two (2) Class 2 directors and at least two (2) Class 3 directors shall also be required to alter, amend or repeal (whether by merger, consolidation or otherwise) Articles V, VII and VIII hereof.~~.

~~D. Notwithstanding any other provisions of this Third Amended and Restated Certificate of Incorporation or the Bylaws, (a) the affirmative vote of at least two (2) Class 2 and two (2) Class 3 directors shall be required for any settlement of Disputed Claims (as defined in the Plan) in Class 8A, Class 8B or Class 11 of the Plan if such settlement is in excess of $1,000,000.00, (b) the affirmative vote of at least two (2) Class 3 directors shall be required to authorize the filing of a voluntary petition under chapter 11 of title 11 of the United States Code prior to the later of (x) three (3) years from the Effective Date and (y) the date on which no New Secured Notes (as defined in the Plan) or New Secured Convertible Notes (as defined in the Plan) remain outstanding, and (c) at any time between the three (3) year anniversary of the Effective Date and the four (4) year anniversary of the Effective Date, the affirmative vote of all directors other than the director serving as Chief Executive Officer of the Corporation shall be required to authorize the filing of a voluntary petition under chapter 11 of title 11 of the United States Code.~~

~~IX.~~

~~The Corporation shall not issue nonvoting equity securities (as such term is defined in Section 101(16) of Chapter 11 of Title 11 of the Bankruptcy Code) (which shall be deemed not to include warrants or options or similar instruments to purchase equity of the Corporation or any equity security issued pursuant to the Plan (all of which constitute voting equity securities)); provided, however,~~

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~~the foregoing restriction shall (a) have no further force and effect beyond that required under Section 1123(a)(6) of chapter 11 of the Bankruptcy Code, (b) only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect. The prohibition on the issuance of nonvoting equity securities is included in this Third Amended and Restated Certificate of Incorporation in compliance with Section 1123(a)(6) of the Bankruptcy Code.~~

* * * *

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APPENDIX B

Third Amended and Restated Bylaws

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~~Second~~Third Amended and Restated Bylaws of

Core Scientific, Inc. (A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be as set forth in the ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the corporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”).

Section 2. Other Offices. The corporation may also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors of the corporation (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. If adopted, the corporate seal shall consist of the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place of Meetings. Meetings of the stockholders of the corporation may be held at such place, if any, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law of the State of Delaware (“DGCL”) and Section 14 below.

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors~~; provided that the first annual meeting of the stockholders shall be held on a date at least fifteen (15) months after the Effective Date (as defined in the Fourth Amended Joint Chapter 11 Plan of Core Scientific Inc. and its Affiliated Debtors (with Technical Modifications) [Docket No. 1749], dated January 15, 2024, filed in the jointly administered chapter 11 cases under the caption “In re: CORE SCIENTIFIC, INC., et al., Debtors,” Case No. 22-90341 (CML)) and each subsequent annual meeting of the stockholders shall be held on a date as close as practicable to twelve (12) months after the immediately preceding annual meeting of stockholders, except with respect to the second and third annual meetings, which shall be held on a date at least twelve (12) months after the immediately preceding meeting of stockholders. The corporation may postpone, reschedule or cancel~~ any.Any annual meeting of stockholders previously scheduled by the Board of Directors may be postponed, rescheduled or cancelled by the Board of Directors, or any director or officer of the corporation to whom the Board of Directors has delegated such authority, at any time, before or after notice of such meeting has been given to the stockholders. Except as provided in the Certificate of Incorporation, nominations of persons for election to the Board of Directors and proposals of other business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (or any supplement thereto); (ii) by or at the direction of the Board of Directors or a duly authorized committee thereof; or (iii) by any stockholder of the corporation who was a stockholder of record ~~(and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the corporation)~~ at the time of giving the stockholder’s notice provided for in Section 5(b) below and who is a stockholder of record at the time of the annual meeting of stockholders, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

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(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law, the Certificate of Incorporation and these Third Amended and Restated Bylaws (“Bylaws”), and only such nominations shall be made and such business shall be conducted as shall have been properly brought before the meeting in accordance with the procedures below.

(i) For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a), the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement the information contained in such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class or series and number of shares of each class or series of capital stock of the corporation that are owned of record and beneficially by such nominee and a list of any pledge of or encumbrances on such shares, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) the questionnaire, representation and agreement required by Section 5(e), completed and signed by such nominee, and (~~5~~6) all other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved and whether or not proxies are being or will be solicited), or that is otherwise required to be disclosed or provided to the corporation pursuant to Section 14 of the 1934 Act (including such person’s written consent to being named in ~~the corporation’s~~a proxy statement, ~~and~~ associated proxy card and other filings as a nominee ~~of the stockholder~~ and to serving as a director if elected); and (B) all of the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation (as such term is used in any applicable stock exchange listing requirements or applicable law) or on any committee or sub-committee of the Board of Directors, in either case under any applicable stock exchange listing requirements, ~~or~~ applicable law or the Policies (as defined below), or that the Board of Directors determines, in good faith, could be material to a reasonable stockholder’s understanding of the background, qualifications, experience, independence, or lack thereof, of such proposed nominee. The number of nominees a stockholder may nominate for election at ~~the~~ an annual meeting on its own behalf (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at ~~the~~ an annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. A stockholder may not designate any substitute or alternate nominees unless the stockholder provides timely notice of such substitute or alternate nominee(s) in accordance with this Section 5(b)(i), in the case of an annual meeting, or Section 6, in the case of a special meeting (and such notice contains all of the information, representations, questionnaires and certifications with respect to such substitute or alternate nominee(s) that are required by the Bylaws with respect to nominees for director).

(ii) Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a), the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement the information contained in such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) all of the information required by Section 5(b)(iv).

(iii) To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 70 days after the anniversary of the preceding year’s annual meeting, or if the corporation did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation ~~or (B) the corporation did not have an annual meeting in the preceding~~

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~~year, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made~~. In no event shall an adjournment or postponement (or the public announcement thereof) of an annual meeting for which notice has been given, or for which a ~~or the~~ public announcement ~~thereof~~ of the date of the meeting has been made by the corporation, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iv) The written notice required by Sections 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice, ~~and~~ the beneficial owner, if any, on whose behalf the nomination or proposal is made and any affiliate who controls either of the foregoing stockholder or beneficial owner, directly or indirectly (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, ~~including, if applicable, such name and address~~ who is a record stockholder, as they appear on the corporation’s books and ~~records~~, the name and address of each other Proponent; (B) the class, series and number of shares of each class or series of the capital stock of the corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the 1934 Act) by each Proponent (provided, that for purposes of this Section 5(b)(iv), such Proponent shall in all events be deemed to beneficially own all shares of any class or series of capital stock of the corporation as to which such Proponent or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future); (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal (and/or the voting of shares of any class or series of capital stock of the corporation, other than a revocable proxy given in response to a proxy solicitation made to ten or more persons) between or among any Proponent and any of its affiliates or associates, and/or any other persons (including their names) ~~acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing,~~ including, without limitation, any agreements, arrangements or understandings required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the 1934 Act, regardless of whether the requirement to file a Schedule 13D is applicable; (D) a representation that the ~~Proponents are holders~~ stockholder is a holder of record ~~or beneficial owners, as the case may be,~~ of shares of the corporation at the time of giving notice, that such stockholder will be entitled to vote at the meeting; and ~~intend~~ that such stockholder (or a qualified representative thereof) intends to appear ~~in person or by proxy~~ at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation whether any Proponent or any other participant (as defined in Item 4 of Schedule 14A under the 1934 Act) will engage in a solicitation with respect to such nomination or proposal and, if so, the name of each participant in such solicitation and the amount of the cost of solicitation that has been and will be borne, directly or indirectly, by each participant in such solicitation and a representation as to whether the Proponents intend or are part of a group that intends (x) to deliver, or make available, a proxy statement and/or form of proxy to holders of ~~a sufficient number~~ at least the percentage of the corporation’s voting shares ~~to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice~~ required to approve or adopt the proposal or elect the nominee, (y) to otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, and/or (z) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the 1934 Act; ~~and~~ (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12-month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic or voting terms of, such Derivative Transactions; (H) a certification regarding whether each Proponent has complied with all applicable federal, state and other legal requirements in connection with such Proponent’s acquisition of shares of capital stock or other securities of the corporation and/or such Proponent’s acts or omissions as a stockholder or beneficial owner of the corporation; and (I) any other information relating to each Proponent required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14 of the 1934 Act and the rules and regulations promulgated thereunder.

(c) A stockholder providing the written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information (other than the representations required by Section 5(b)(iv)(E)) provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to notice of the meeting and (ii) the date that is five Business Days (as defined below) prior to the meeting and, in the event of any adjournment or postponement thereof, five Business Days prior to such adjourned or postponed meeting; provided, that no such update or supplement shall cure or affect the accuracy (or inaccuracy) of any representations made by any Proponent, any of its affiliates or associates, or a nominee or the validity (or invalidity) of any nomination or proposal that failed to comply with this Section 5 or is rendered invalid as a result of any inaccuracy therein. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five Business Days after the later of the record date for the determination of stockholders entitled to notice of the meeting or the public announcement of such record date. In the case of an update and supplement pursuant to clause (ii) of this

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Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two Business Days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two Business Days prior to such adjourned or postponed meeting (or if there are fewer than two Business Days between the date for the meeting, or the date of the immediately preceding adjournment or postponement thereof, and the date for the adjourned or postponed meeting, not later than the day prior to such adjourned or postponed meeting).

(d) Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors to be elected to the Board of Directors at ~~the~~ an annual meeting is increased ~~effective after the time period for which nominations would otherwise be due under Section5(b)(iii)~~ and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board ~~the additional directorships~~ at least ~~100~~ ten days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii) ~~the first anniversary of the preceeding year’s annual meeting~~, a stockholder’s notice required by this Section 5 and that complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

(e) To be eligible to be a nominee for election or re-election as a director of the corporation pursuant to a nomination under clause (iii) of Section 5(a) or clause (ii) of Section 6(c), each Proponent must deliver (in accordance with the time periods prescribed for delivery of notice under Sections 5(b)(3), 5(d) or 6(c), as applicable) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (in the form provided by the Secretary within ten days following a written request therefor by a stockholder of record) and a written representation and agreement (in the form provided by the Secretary within ten days following written request therefor by a stockholder of record) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding (whether oral or in writing) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding (whether oral or in writing) with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation or a nominee that has not been disclosed in such questionnaire; (iii) would be in compliance, if elected as a director of the corporation, and will comply with, all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation that are publicly disclosed or which were provided by the Secretary with the written representation and agreement required by this Section 5(e) (together, the “Policies”); and (iv) if elected as a director of the corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election.

(~~e~~f) A person shall not be eligible for election or re-election as a director ~~at an annual meeting~~ unless the person is nominated, in the case of an annual meeting, in accordance with ~~either~~ clause (ii) or (iii) of Section 5(a), and in accordance with the procedures set forth in Section 5(b), Section 5(c), ~~and~~ Section 5(d), Section 5(e), Section 5(f) and Section 5(g), as applicable, or in the case of any special meeting of stockholders, in accordance with Section 6(c) and the requirements thereof. Only such business shall be conducted at any annual meeting of the stockholders of the corporation as shall have been brought before the meeting in accordance with clauses (i), (ii) ~~or~~ and (iii) of Section 5(a) and in accordance with the procedures set forth in Section 5(b), ~~and~~ Section 5(c), Section 5(f) and Section 5(g), as applicable. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by applicable law, if any Proponent (i) provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act with respect to one or more proposed nominees and (ii) subsequently (x) fails to comply with the requirements of Rule 14a-19 promulgated under the 1934 Act (or fails to timely provide reasonable evidence sufficient to satisfy the corporation that such Proponent has met the requirements of Rule 14a-19(a)(3) promulgated under the 1934 Act in accordance with the next sentence) or (y) fails to inform the corporation that they no longer plan to solicit proxies in accordance with the requirements of Rule 14a-19 promulgated under the 1934 Act by delivering a written notice to the Secretary at the principal executive offices of the corporation within two Business Days after the occurrence of such change, then the nomination of each such proposed nominee shall be disregarded (and such nominee disqualified from standing for election or re-election), notwithstanding that the nominee is included (as applicable) as a nominee in the corporation’s proxy statement, notice of meeting or other proxy materials for any stockholder meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the corporation (which proxies and votes shall be disregarded). If any Proponent provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act, such Proponent shall deliver to the corporation, no later than five Business Days prior to the applicable meeting, reasonable evidence sufficient to demonstrate that it has met the requirements of Rule 14a-19(a)(3) promulgated under the 1934 Act.

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Notwithstanding anything to the contrary set forth herein, and for the avoidance of doubt, the nomination of any person whose name is included (as applicable) as a nominee in the corporation’s proxy statement, notice of meeting or other proxy materials for any stockholder meeting (or any supplement thereto) as a result of any notice provided by any Proponent pursuant to Rule 14a-19(b) promulgated under the 1934 Act with respect to such proposed nominee and whose nomination is not made by or at the direction of the Board of Directors or any authorized committee thereof shall not be deemed (for purposes of clause (i) of Section 5(a) or otherwise) to have been made pursuant to the corporation’s notice of meeting (or any supplement thereto) and any such nominee may only be nominated by a Proponent pursuant to clause (iii) of Section 5(a) (and, in the case of a special meeting of stockholders pursuant to and to the extent permitted under Section 6(c) of these Bylaws). Except as otherwise required by applicable law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures and requirements set forth in these Bylaws (including, without limitation, compliance with Rule 14a-19 promulgated under the 1934 Act) and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations ~~in~~ required by this Section~~s 5(b)(iv)(D) and 5(b)(iv)(E~~), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded (and such nominee disqualified from standing for election or re-election), or that such business shall not be transacted, notwithstanding that such proposal or nomination is set forth in (as applicable) the corporation’s proxy statement, notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such nomination or such business may have been solicited or received. Notwithstanding the foregoing provisions of this Section 5, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded (and such nominee disqualified from standing for election or re-election) and such proposed business shall not be transacted, notwithstanding that such nomination or proposed business is set forth in (as applicable) the Corporation’s proxy statement, notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such vote may have been received by the corporation. For purposes of this Section 5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager, trustee or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such ~~person must produce such~~ writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, ~~at~~ shall be provided to the Secretary of the corporation at least five Business Days prior to the meeting of stockholders.

(~~f~~g) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations promulgated thereunder with respect to the matters set forth in Section 5, and any violation thereof shall be deemed a violation of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii). Nothing shall be deemed to affect any rights of holders of any class or series of preferred stock to make nominations of persons for election to the Board of Directors if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.

(h) For purposes of Sections 5 and 6,

(i) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”);

(ii) “Business Day” means any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York;

(iii) “close of business” means 5:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a Business Day;

(iv) “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(A) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation;

(B) that otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation;

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(C) the effect or intent of which is to mitigate loss, manage risk or benefit from changes in value or price with respect to any securities of the corporation; or

(D) that provides the right to vote (other than a revocable proxy given in response to a proxy solicitation made to ten or more persons) or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, directly or indirectly, with respect to any securities of the corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation or similar right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member; and

(v) “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, GlobeNewswire or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act or by such other means reasonably designed to inform the public or security holders in general of such information, including, without limitation, posting on the corporation’s investor relations website.

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (iv) stockholders of record who own, in the aggregate, at least 20.0% of the voting power of the outstanding shares of the corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting. ~~The corporation may postpone, reschedule or cancel any~~ Any special meeting of stockholders previously scheduled by the Board of Directors may be postponed, rescheduled or cancelled by the Board of Directors, or any director or officer to whom the Board of Directors has delegated such authority, at any time, before or after notice of such meeting has been given to the stockholders.

(b) The Board of Directors (or its designee) shall determine the date, time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.

(c) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Except as provided in the Certificate of Incorporation, nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or a duly authorized committee thereof or (ii) ~~provided that the Board of Directors has determined that directors shall be elected at such meeting,~~ by any stockholder of the corporation who is a stockholder of record ~~(and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owners was the beneficial owner of shares of the corporation)~~ at the time of giving notice provided for in this paragraph, who is a stockholder of record at the time of the special meeting of stockholders, who is entitled to vote at the meeting and who ~~delivers written notice to the Secretary of the corporation setting forth the information required by~~ complies with Sections 5(b)(i), ~~and~~ 5(b)(iv), 5(c), 5(e) and 5(f). The number of nominees a stockholder may nominate for election at ~~the~~ a special meeting on its own behalf (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at a special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the corporation calls a special meeting of stockholders for the purpose of ~~electing~~ submitting a proposal to stockholders for the election of one or more directors to the Board of Directors, any such stockholder of record entitled to vote in such election of directors may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) ~~and 5(b)(iv)~~ shall be received by the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than (i) the close of business on the later of the 90th day prior to such meeting or (ii) the tenth day following the day on which the corporation first makes a public announcement of the date of the special meeting ~~and of the nominees proposed by the Board of Directors to be elected at such meeting~~ at which directors are to be elected. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement (or the

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public announcement thereof) of a special meeting for which notice has been given, or for which ~~the~~a public announcement ~~thereof~~ of the date of the meeting has been made by the corporation, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(d) A person shall not be eligible for election or re-election as a director at the special meeting unless the person is nominated either in accordance with clause (i) or clause (ii) of ~~this~~ Section 6(c). Except as otherwise required by applicable law, the chairperson of the special meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures and requirements set forth in these Bylaws ~~and the Certificate of Incorporation~~ and, if any proposed nomination or business is not in compliance with these Bylaws (including, without limitation, compliance with Rule 14a-19 promulgated under the 1934 Act), or if the Proponent does not act in accordance with the representations ~~in~~ required by Section 5~~(b)(iv)(D) and 5(b)(iv)(E~~), to declare that such nomination shall not be presented for stockholder action at the meeting and shall be disregarded (and such nominee disqualified from standing for election or re-election), notwithstanding that such nomination is set forth in (as applicable) the corporation’s proxy statement, notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such nomination may have been solicited or received. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder (meeting the requirements specified in Section 5(e))) does not appear at the special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded (and such nominee disqualified from standing for election or re-election), notwithstanding that the nomination is set forth in (as applicable) the corporation’s proxy statement, notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such ~~vote~~ nominating may have been solicited or received by the corporation.

(e) Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 6, and any violation thereof shall be deemed a violation of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act or the rules and regulations promulgated thereunder; provided, however, that any references in these Bylaws to the 1934 Act are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors or proposals of other business to be considered pursuant to Section 6(c). Nothing shall be deemed to affect any rights of holders of any class or series of preferred stock to make nominations of persons for election to the Board of Directors if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.

Section 7. Notice of Meetings. Except as otherwise provided by applicable law, notice ~~given in writing or by electronic transmission,~~ of each meeting of stockholders shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. Such notice shall specify the date, time and place, if any, ~~date and hour, in the case of special meetings, the purpose or purposes~~ of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting, and in the case of special meetings, the purpose or purposes of the meeting. ~~Such notice may be given by personal delivery, mail or with the consent of the stockholder entitled to receive notice, by facsimile or electronic transmission. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If delivered by courier service, the notice is given on the earlier of when the notice is received or left at the stockholder’s address. If sent via electronic mail, notice is given when directed to such stockholder’s electronic mail address in accordance with applicable law unless (a) the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or (b) electronic transmission of such notice is prohibited by applicable law. Notice of the time, place, if any, and purpose of any meeting of stockholders (to the extent required) may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given~~. Notice shall be deemed given as provided in Section 232 of the DGCL.

Section 8. Quorum and Vote Required. At all meetings of stockholders, except where otherwise ~~provided~~ required by ~~statute~~ law or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to

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time, either by the chairperson of the meeting or by vote of the holders of a majority of the voting power of the shares represented thereat and entitled to vote thereon, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Except as otherwise provided by ~~statute~~ law or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes), shall be the act of the stockholders~~. For purposes of this section, a majority of the votes cast means that the number of shares voted “for” a matter must exceed the number of votes cast “against” that matter (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against”).~~ Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, directors shall be elected by ~~the vote of~~ a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by ~~statute~~ law or by the Certificate of Incorporation or these Bylaws or any applicable stock exchange rules, the holders of a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by law or by the Certificate of Incorporation or these Bylaws or any applicable stock exchange rules, the affirmative vote of the holders of a majority (or plurality, in the case of the election of directors) of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes), shall be the act of such class or classes or series.

Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairperson of the meeting or by ~~the vote of~~ the stockholders by the affirmative vote of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes) ~~voting power of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote thereon~~. When a meeting is adjourned to another time or place, if any, including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and may vote at such meeting are announced at the meeting at which the adjournment is taken or are (i) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication, or (ii) set forth in the notice of meeting given in accordance with Section 7 of these Bylaws. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days ~~or if after the adjournment a new record date is fixed for the adjourned meeting~~, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders or adjournment thereof, except as otherwise provided by applicable law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. ~~Every person~~ Each stockholder entitled to vote ~~shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder~~ at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period. ~~A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.~~ Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.

Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so

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provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his or her act binds all; (b) if more than one votes, the act of the majority so voting binds all; or (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, any person voting the shares, or a beneficiary, if any, or may apply to the Delaware Court of Chancery or such other court as may have jurisdiction for relief as provided in Section 217(b) of the DGCL. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12. List of Stockholders. The corporation shall prepare, ~~at least ten days before every~~ no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number ~~and class~~ of shares registered in the name of each stockholder; provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the list shall reflect all of the stockholders entitled to vote as of the tenth day before the meeting date. Nothing in this Section 12 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.

Section 13. Action without Meeting.

~~No~~ Subject to the rights of holders of any series of preferred stock then outstanding, no action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders duly called in accordance with these Bylaws and no action shall be taken by the stockholders by written consent or by electronic transmission.

Section 14. Remote Communication.

(a) For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

(b) Whenever this Article III requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested and the corporation shall not be required to accept delivery of any document not in such written form or so delivered.

Section 15. Organization.

(a) At every meeting of stockholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed, is absent or refuses to act, the Chief Executive Officer, or if no Chief Executive Officer is then serving or the Chief Executive Officer is absent or refuses to act, the President, or if the President is absent or refuses to act, a chairperson of the meeting designated by the Board of Directors, or, if the Board of Directors does not designate such chairperson, a chairperson of the meeting chosen by a majority of the voting power of the stockholders entitled to vote, present in person or by proxy, shall act as chairperson of the meeting of stockholders. The Chairperson of the Board of Directors may appoint the Chief Executive Officer as chairperson of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary or other officer or other person directed to do so by the chairperson of the meeting, shall act as secretary of the meeting.

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(b) The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 16. Number of Directors. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 17. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by the Certificate of Incorporation or the DGCL.

Section 18. Terms of Directors. The terms of directors shall be as set forth in the Certificate of Incorporation.

Section 19. Vacancies. Vacancies and newly created directorships on the Board of Directors shall be filled as set forth in the Certificate of Incorporation.

Section 20. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Board of Directors or the Secretary. Such resignation shall take effect at the time of delivery of the notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors serving on the Board of Directors at such time, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal.

Section 21. Removal. Directors shall be removed as set forth in the Certificate of Incorporation.

Section 22. Meetings.

(a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place, if any, within or without the State of Delaware that has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place, if any, within or without the State of Delaware as designated and called by the Chairperson of the Board of Directors, the Chief Executive Officer or the Board of Directors.

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings. Notice of the time and place, if any, of all special meetings of the Board of Directors shall be transmitted orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record

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and communicate messages, or by electronic mail or other means of electronic ~~means~~ transmission at least 24 hours before the date and time of the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, postage prepaid, at least three days before the date of the meeting.

~~(e) Waiver of Notice. Notice of any meeting of the Board of Directors may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.~~

Section 23. Quorum and Voting.

(a) Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 46 for which a quorum shall be one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving on the Board of Directors or, if greater, one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by applicable law, the Certificate of Incorporation or these Bylaws.

Section 24. Action without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission. ~~Such~~ After an action is taken, such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

(a) Fees and Compensation. Directors shall be entitled to such compensation for their services on the Board of Directors or any committee thereof as may be approved by the Board of Directors, or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, if so approved, by resolution of the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, without limitation, a fixed sum and reimbursement of expenses incurred, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors, as well as reimbursement for other reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof~~;~~ provided ~~that prior to the four (4) year anniversary of the Effective Date, (i) any increases in cash compensation in the aggregate of more than twenty-five percent (25.0%) of the cash compensation as of the Effective Date shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class and (ii) any increases in equity compensation shall require the affirmative vote of at least two (2) Class 3 directors.~~ Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by applicable law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by applicable law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of

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Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. The Board of Directors, subject to any requirements of any outstanding series of preferred stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places, if any, as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at such place, if any, that has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place, if any, of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place, if any, of special meetings of the Board of Directors. ~~Notice of any meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.~~ Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Duties of Chairperson of the Board of Directors. The Chairperson of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairperson of the Board of Directors shall perform such other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

Section 27. Lead Independent Director. The Chairperson of the Board of Directors, or if the Chairperson is not an independent director, one of the independent directors, may be designated by the Board of Directors as lead independent director to serve until replaced by the Board of Directors (“Lead Independent Director”). ~~The~~ If appointed, the Lead Independent Director will preside over meetings of the independent directors and perform such other duties as may be established or delegated by the Board of Directors and perform such other duties as may be established or delegated by the Chairperson of the Board of Directors.

Section 28. Organization. At every meeting of the directors, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Lead Independent Director, or if the Lead Independent Director has not been appointed or is absent, a chairperson of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary or other officer, director or other person directed to do so by the person presiding over the meeting, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 29. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem appropriate or necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by applicable law, the Certificate of Incorporation or these Bylaws. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility.

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Section 30. Tenure and Duties of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed, subject to such officer’s earlier death, resignation or removal. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility or, if so authorized by the Board of Directors, by the Chief Executive Officer or another officer of the corporation.

(b) Duties of Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of Chief Executive Officer. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c) Duties of President. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of President. The President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors (or the Chief Executive Officer, if the Chief Executive Officer and President are not the same person and the Board of Directors has delegated the designation of the President’s duties to the Chief Executive Officer) shall designate from time to time.

(d) Duties of Vice Presidents. A Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant (unless the duties of the President are being filled by the Chief Executive Officer). A Vice President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(e) Duties of Secretary and Assistant Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts, votes and proceedings thereof in the minute books of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer, or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer.

(g) Duties of Treasurer and Assistant Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation. The Treasurer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Treasurer or other officer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

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Section 31. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 32. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 33. Removal. Any officer may be removed from office at any time, either with or without cause, by the Board of Directors, or by any duly authorized committee thereof or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 34. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute, sign or endorse on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by applicable law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall from time to time authorize so to do.

Unless otherwise specifically determined by the Board of Directors or otherwise required by applicable law, the execution, signing or endorsement of any corporate instrument or document by or on behalf of the corporation may be effected manually, by facsimile or (to the extent permitted by applicable law and subject to such policies and procedures as the corporation may have in effect from time to time) by electronic signature.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 35. Voting of Securities Owned by the Corporation. All stock and other securities of or interests in other corporations or entities owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 36. Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers of the corporation (it being understood that each of the Chairperson of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number, and the class or series, of shares owned by such holder in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 37. Lost Certificates. ~~A~~ The corporation may issue a new certificate or certificates or uncertificated shares ~~shall be issued~~ in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to ~~agree to indemnify the corporation in such manner as it shall require~~

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~~or to~~ give the corporation a ~~surety~~ bond ~~in such form and amount as it may direct as indemnity~~ (or other adequate security) sufficient to indemnify it against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

Section 38. Transfers.

(a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

Section 39. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determining the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 39(a) at the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 40. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 41. Additional Powers of the Board. In addition to, and without limiting, the powers set forth in these Bylaws, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the corporation, including the use of uncertificated shares of stock, subject to the provisions of the DGCL, other applicable law, the Certificate of Incorporation and these Bylaws. The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 42. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 36), may be signed by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the

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signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 43. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 44. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, determines proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose or purposes as the Board of Directors shall determine to be conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 45. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 46. Indemnification of Directors, Executive Officers, Employees and Other Agents.

(a) Directors and Executive Officers. The corporation shall indemnify to the full extent permitted under and in any manner permitted under the DGCL or any other applicable law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or executive officer (for the purposes of this Article XI, “executive officers” shall be those persons designated by the corporation as (a) executive officers for purposes of the disclosures required in the corporation’s proxy and periodic reports or (b) officers for purposes of Section 16 of the 1934 Act) of the corporation, or while serving as a director or executive officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by applicable law, (ii) the proceeding was authorized by the Board of Directors, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d) of this Section 46.

(b) Other Officers, Employees and Other Agents. The corporation shall have power to indemnify (including the power to advance expenses in a manner consistent with subsection (c) of this Section 46) its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to any executive officer or other persons as the Board of Directors shall determine.

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(c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding, by reason of the fact that such person is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of Another Enterprise, prior to the final disposition of the Proceeding, promptly following request therefor, all expenses (including attorneys’ fees) incurred by any director or executive officer in connection with such Proceeding; provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 46 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (d) of this Section 46, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any Proceeding, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the Proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section 46 shall be deemed to be contractual rights, shall vest when the person becomes a director or executive officer of the corporation, shall continue as vested contract rights even if such person ceases to be a director or executive officer of the corporation, and shall be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 46 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. To the fullest extent permitted by applicable law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any Proceeding, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 46 or otherwise shall be on the corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Section 46 shall not be exclusive of any other right that such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f) Survival of Rights. The rights conferred on any person by these Bylaws shall continue as to a person who has ceased to be a director, executive officer, or officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

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(g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase and maintain insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 46.

(h) Amendments. Any repeal or modification of this Section 46 shall only be prospective and shall not affect the rights under this Section 46 as in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any Proceeding against any agent of the corporation.

(i) Saving Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law. If this Article XI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent not prohibited under the applicable law of such jurisdiction.

(j) Certain Definitions and Construction of Terms. For the purposes of Article XI of these Bylaws, the following definitions and rules of construction shall apply:

(i) References to “Another Enterprise” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 46.

(ii) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 46 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iii) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(iv) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any Proceeding.

(v) The term “Proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

ARTICLE XII

NOTICES

Section 47. Notices.

(a) Notice to Stockholders. Notice to stockholders of stockholder meetings shall be given as provided in Section 7. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by applicable law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or ~~nationally recognized overnight~~ courier service, or by facsimile, electronic mail or other means of electronic transmission ~~means~~.

(b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, with notice other than one which is delivered personally to ~~(including by any of the means specified in Section 22(d)), or by overnight delivery service. Any notice sent by overnight delivery service or U.S. mail shall~~ be sent to such address or electronic mail address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known address or electronic mail ~~post office~~ address of such director.

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(c) Affidavit of ~~Mailing~~ Notice. An affidavit of ~~mailing~~ notice, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under applicable law or any provision of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

(g) Waiver. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or the Bylaws

ARTICLE XIII

AMENDMENTS

Section 48. Amendments. Subject to the limitations set forth in Section 46(h) and the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal these Bylaws of the corporation. Subject to the limitations set forth in the provisions of the Certificate of Incorporation, any adoption, amendment or repeal of these Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the directors then in office. Subject to the limitations set forth in the provisions of the Certificate of Incorporation, the stockholders also shall have power to adopt, amend or repeal these Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least ~~66 2/3%~~ a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

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APPENDIX C

Core Scientific, Inc. 2025 Equity Incentive Plan

1.

Purposes of the Plan. The purposes of this Plan are to provide (a) designated employees of the Company or any Subsidiary of the Company, (b) certain consultants and advisors who perform services for the Company or any Subsidiary of the Company and (c) non-employee members of the Board with the opportunity to receive Awards. The Company believes that this Plan will align the interests of the Company’s stockholders and the recipients of Awards by increasing the proprietary interest of such recipients in the Company’s growth and success, help attract and retain quality service providers and motivate such persons to act in the long-term best interests of the Company and its stockholders.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Awards and Dividend Equivalents.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Awards or Dividend Equivalents.

(d)

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan. Each Award under this Plan shall be evidenced by an Award Agreement.

(e)	“Board” means the Board of Directors of the Company.

(f)

“Cause” shall mean, except to the extent specified otherwise by the Administrator or separately defined in a written employment or similar agreement between a Participant and the Company, a finding by the Administrator that, before or after termination of employment or service, one or more of the following has occurred with respect to a Participant: [(a) the Participant’s conviction of, or plea of no contest with respect to, (i) any felony, or of (ii) any misdemeanor involving dishonesty or moral turpitude; (b) the Participant’s participation in a fraud or act of dishonesty (or an attempted fraud or act of dishonesty) that results in material harm to the Company or a Subsidiary; (c) the Participant’s material breach of any fully executed agreement between the Participant and the Company or any Subsidiary; or (d) the Participant’s gross misconduct or material failure to comply with (i) a written instruction of the Board or the Participant’s supervisor or (ii) any written Company or Subsidiary policy, in each case that results in material harm to the Company or a Subsidiary; provided that the Company shall provide the Participant with written notice of the events or occurrences described in clauses (c) and (d), and, to the extent curable and reasonably capable of prompt cure, an opportunity to cure within fifteen (15) calendar days].

(g)	“Change in Control” means the occurrence of any of the following events:

(i)

the consummation of an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (x) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (ii) of this Section 2(g);

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(ii)

the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (a “Business Combination”), in each case, unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iii)	The stockholders of the Company approve an agreement providing for a liquidation or dissolution of the Company.

Notwithstanding the foregoing or any other provision of the Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control or any analogous term in an individual written agreement between the Company or any affiliate and the Participant shall supersede the foregoing definition with respect to awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, such transaction or event also constitutes a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code if required in order for the payment not to violate Section 409A of the Code.

(h)	“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two (2) or more members of the Board, each of whom is intended to satisfy the applicable rules and requirements to be (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of the rules of the principal national stock exchange on which the Common Stock is then traded.

(j)	“Common Stock” means the common stock, par value $0.00001 per share, of the Company, and all rights appurtenant thereto.

(k)	“Company” means Core Scientific, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

(l)

“Consultant” means any natural person, other than an Employee or Non-Employee Director, engaged by the Company or any Subsidiary of the Company to render services to such entity if the person: (i) renders bona fide services to the Company or the Subsidiary; and (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s or any of its Subsidiaries’ securities.

(m)	“Director” means a member of the Board.

(n)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)	“Dividend Equivalent” means any right granted under Section 11 of the Plan.

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(p)

“Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r)	“Excise Tax” means the excise tax imposed by Section 4999 of the Code.

(s)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. Notwithstanding the preceding, the term Exchange Program does not include any action described in Section 14 or Section 15 and does not to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies” within the meaning of Section 424 of the Code.

(t)

“Fair Market Value” means the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that the Company may in its discretion use the closing transaction price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding. If the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code. With respect to any property other than Common Stock, “Fair Market Value” shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator.

(u)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)	“Non-Employee Director” means a Director who is not an Employee.

(w)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)	“Option” means a stock option granted pursuant to the Plan.

(z)	“Other Stock Award” means an Award granted pursuant to Section 10 of the Plan.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc)	“Performance-Based Award” means an Award that is earned or becomes vested on account of achievement of one or more Performance Goals.

(dd)	“Performance Goals” means the goal(s) determined by the Administrator in its discretion to be applicable to a Participant for a Performance Period.

(ee)	“Performance Period” means the time period during which the performance objectives or continued status as an Employee, Director or Consultant must be met.

(ff)

“Period of Restriction” means the period during which any transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture, as provided in Section 7 of the Plan.

(gg)	“Plan” means this 2025 Equity Incentive Plan, as it may be amended or restated from time to time.

(hh)	“Prior Plan” means the Core Scientific, Inc. 2024 Stock Plan.

(ii)	“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan.

(jj)

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8 of the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

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(kk)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ll)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(mm)	“Service Provider” means an Employee, Director or Consultant.

(nn)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(oo)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a Stock Appreciation Right.

(pp)	“Stockholder Approval Date” means the date of stockholder approval of the Plan in accordance with Section 31 herein.

(qq)

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than fifty percent (50%) of the combined voting power of the total outstanding equity interests of such entity.

(rr)

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary of the Company or with which the Company or any Subsidiary of the Company combines.

(ss)	“Successor” means, in the event of a Change in Control, the acquiring or succeeding company (or an affiliate thereof).

(tt)

“Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all U.S. and non-U.S. federal, state, and local taxes (including the Participant’s FICA obligation) that are required to be withheld by the Company or the employing Subsidiary, (b) the Participant’s and, to the extent required by the Company (or the employing Subsidiary), the Company’s (or the employing Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or sale of Shares, and (c) any other Company (or employing Subsidiary) taxes the responsibility for which the Participant has agreed to bear with respect to such Award (or exercise thereof or issuance of Shares thereunder).

3.	Stock Subject to the Plan.

(a)

Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is equal to [-] Shares (the “Share Limit”). The Shares may be authorized, but unissued, or reacquired Common Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(b)

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to the Company or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan. Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will [not] become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Shares actually issued pursuant to Awards transferred under any Exchange Program to reprice options or stock appreciation rights will not become available for grant under the Plan. Subject to adjustment provided in Section 15 of the Plan, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the Share Limit.

(c)	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(d)

Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary of the Company or the Company’s or any Subsidiary of the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count

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against the Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

(e)

Successor to the Prior Plan. The Plan is intended as the successor to the Prior Plan. [Following the Stockholder Approval Date][From and after 12:01 a.m. Eastern Time on the Stockholder Approval Date], no additional stock awards may be granted under the Prior Plan. In addition, from and after 12:01 a.m. Eastern Time on the Stockholder Approval Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Stockholder Approval Date will be subject to the terms of the Plan.

(f)

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $800,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

(g)

Minimum Vesting Conditions. Notwithstanding any other provision of this Plan to the contrary, in no event shall any Award vest earlier than the first anniversary of the date on which the Award is granted; provided, that the following types of Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting (except with respect to any new Non-Employee Director who joins the Board other than in connection with any such annual meeting), and (iv) any additional awards the Administrator may grant, up to a maximum of 5% of the available share reserve authorized for issuance under this Plan pursuant to Section 3(a) of the Plan; and, provided, further, that the foregoing restriction does not apply to the Board’s exercise of discretion to provide for accelerated exercisability or vesting of any award in the event of a Participant’s death, Disability or a Change in Control.

4.	Administration of the Plan.

(a)	Procedure.

(i)

Administration. The Plan shall be administered by the Administrator. The Administrator shall be comprised of the Committee, it being understood that, pursuant to the Core Scientific, Inc. Charter of the Compensation Committee of the Board, as in effect as of the effective date hereof, the Board has previously delegated authority to the Compensation Committee of the Board to (among other things) approve, modify, terminate, and administer this Plan. The Board may retain the right to ratify, approve or amend any grants as it deems appropriate. If the Board requires ratification or approval of a grant and the grant is not ratified or approved by the Board, such grant shall not be effective.

(ii)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)

to determine the terms and conditions of any Exchange Program (provided that no Exchange Program shall be implemented unless the approval of the stockholders of the Company is obtained for such Exchange Program);

(vii)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

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(viii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including (but not limited to) rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws;

(ix)

to modify or amend each Award (subject to Section 21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x)	to allow Participants to satisfy Tax Obligations in such manner as prescribed in Section 16 of the Plan;

(xi)	to authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award previously granted by the Administrator;

(xii)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)

Delegation of Authority. Notwithstanding the foregoing, subject to the requirements of Applicable Laws, the Administrator may delegate to the Chief Executive Officer of the Company or such other executive officer of the Company as the Administrator deems appropriate the authority to make, and amend, Awards to Employees and Consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act. The grant of authority under this Section 4(c) shall be subject to such conditions and limitations as may be determined by the Administrator. If the Chief Executive Officer or other executive officer of the Company makes grants pursuant to the delegated authority under this Section 4(c), references in the Plan to the “Administrator,” as they relate to making, or amending, such Awards, shall be deemed to refer to the Chief Executive Officer or other executive officer of the Company, as applicable.

(d)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(e)

No Liability. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with administering this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-Laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

(f)

Award Agreements. No Award shall be valid until an Award Agreement is executed by the Company and, to the extent required by the Company, either executed by the Participant or accepted by the Participant by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Award Agreement to the Company, such Award shall be effective as of the effective date set forth in the Award Agreement.

5.

Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Awards and Dividend Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.	Stock Options.

(a)

Limitations. Each Option will be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

(b)

Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of

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an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)	Option Exercise Price and Consideration.

(i)

The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine conditions that must be satisfied before the Option may be exercised.

(iii)

Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check; (3) subject to the Administrator’s approval and such restrictions as the Administrator deems appropriate, by delivering other Shares (including Shares acquired in connection with the exercise of an Option, such as a net exercise arrangement), provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; or (4) such other method as the Administrator may permit, including consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; or (5) any combination of the foregoing methods of payment.

(d)	Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

Subject to Section 3(b) of the Plan, exercising an Option will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iii)

Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant ceasing to be a Service Provider as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)

Termination for Cause. Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider on account of Participant’s termination for Cause by the Company or any Subsidiary of the Company, any Option held by the Participant (whether or not then vested) shall terminate as of the date the Participant ceases to be a Service Provider. In addition, notwithstanding the foregoing, if a Participant has engaged in conduct that constitutes Cause at any time while the Participant is a Service Provider or after the Participant ceases to be a Service Provider, any Option held by the Participant (whether or not then vested) shall immediately terminate. If a Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Participant shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Participant for such Shares (subject to any right of setoff by the Company).

7.	Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)

Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)

Removal of Restrictions. During the Period of Restriction, the Shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name. Each certificate for a Share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Administrator may determine that the Company will not issue certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed. Except as otherwise provided in this Section 7 or in an applicable Award Agreement, all restrictions imposed on Restricted Stock shall lapse upon the expiration of the Period of Restriction and the

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satisfaction of all conditions imposed by the Administrator (including, without limitation, any Performance Goals). The Administrator may waive any or all restrictions and conditions of an Award of Restricted Stock.

(f)

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)

Dividends, Dividend Equivalents and Other Distributions. Dividends, Dividend Equivalents and other distributions declared during the Period of Restriction applicable to any Restricted Stock Award shall only become payable if (and to the extent) the Period of Restriction applicable to the Restricted Stock Award lapses with all conditions satisfied and the Administrator provides that the Award is accompanied by rights to dividends, Dividend Equivalents or other distributions. Notwithstanding the foregoing, any such rights to dividend, Dividend Equivalent, or other distribution payments are subject to the limitations described in Section 11 of the Plan.

8.	Restricted Stock Units.

(a)

Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)

Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Companywide, functional, or individual goals (including, but not limited to, continued employment) or other Performance Goals, or any other basis determined by the Administrator in its discretion.

(c)

Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)

Dividends, Dividend Equivalents and Other Distributions. Dividends, Dividend Equivalents and other distributions declared during the period of time after a Restricted Stock Unit Award is granted and prior to such Award meeting the applicable vesting criteria and settling in Shares shall only become payable if (and to the extent) such Award vests and that the Administrator provides that the Award is accompanied by rights to dividends, Dividend Equivalents or other distributions. Notwithstanding the foregoing, any such rights to dividend, Dividend Equivalent, or other distribution payments are subject to the limitations described in Section 11 of the Plan.

9.	Stock Appreciation Rights.

(a)

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, separately or in tandem with any Option (for all or a portion of the applicable Option). The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)

Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(c)

Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

(d)

Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(e)

Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

Notwithstanding the foregoing, the rules of Section 6(b) of the Plan relating to the maximum term and Section 6(d) of the Plan relating to exercise also will apply to Stock Appreciation Rights and a tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(f)	Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.

Other Stock Awards. Subject to the limitations set forth in this Plan, the Administrator is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Administrator. The Administrator shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Administrator may specify in its discretion. Any dividend, dividend equivalent or other distribution payments with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards and are subject to the limitations described in Section 11 of the Plan.

11.

Dividend Equivalents. The Administrator is hereby authorized to grant Dividend Equivalents to Service Providers under which the Participant may be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Administrator) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Administrator. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Administrator shall determine. Notwithstanding the foregoing: (i) the Administrator may not grant Dividend Equivalents to Participants in connection with grants of Options or Stock Appreciation Rights and (ii) dividend and Dividend Equivalent and other distribution amounts with respect to any Award (or Share underlying an Award) may be accrued but not paid to a Participant until all conditions or restrictions relating to such Award and/or Share have been satisfied or lapsed and shall be forfeited if all of such conditions or restrictions are never satisfied or lapse.

12.

Compliance With Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code and any regulations or guidance promulgated thereunder (“Section 409A”), and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Company, or a Subsidiary of the Company, for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company or any Subsidiary of the Company within the meaning of Section 409A. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Law requires otherwise. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. Notwithstanding anything to the contrary in the Plan or any Award, if and to the extent the Administrator shall determine that the terms of any Award may result in the failure of such Award to comply with or be exempt from the requirements of Section 409A, the Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Award as it deems necessary or advisable to bring such Award into compliance with or maintain an exemption from Section 409A.

(a)

Notwithstanding anything to the contrary in the Plan, if a holder of an Award is determined on the date of the holder’s termination of employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the

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Code, then, with regard to any payment under this Plan that is considered nonqualified deferred compensation under Section 409A and which is payable on account of a “separation from service” (within the meaning of Section 409A), such payment shall be delayed until the earlier of (i) the first business day following the six (6)-month anniversary of the holder’s “separation from service” and (ii) the date of the holder’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 12(a) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid in a lump sum, without interest, on the first (1st) business day following the expiration of the Delay Period and any remaining payments due under the award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.

(b)

Unless the Administrator provides otherwise, each Restricted Stock Unit Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the fifteenth (15th) day of the third (3rd) month after the end of the first (1st) calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A.

(c)

The Administrator may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any Award made hereunder shall be deferred, or the Administrator may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Administrator may determine in its sole discretion, subject to the requirements of Section 409A.

13.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company or any Subsidiary of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.

Transferability of Awards. No Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.

15.	Adjustments; Change in Control.

(a)

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Administrator shall be final, binding and conclusive.

(b)	Change in Control.

(i)

Assumption, Substitution or Continuation of Outstanding Awards. In the event of a Change in Control in which the Successor proposes to assume, substitute or continue equivalent awards (with such adjustments as may be required or permitted by Section 15(a) of the Plan, with appropriate adjustments as to the number and kind of shares and prices), any substitute equivalent award must (a) have a value at least equal to the value of the Award being substituted; (b) relate to a publicly-traded equity security of the Successor involved in the Change in Control or another publicly traded entity that is affiliated with the Successor following the Change in Control; (c) be the same type of award as the Award being substituted; (d) be vested to the extent the Award being substituted was vested at the time of the Change in

C-12 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix C

Control and (e) have other terms and conditions (including by way of example, vesting and exercisability) that are the same or more favorable to the Participant than the terms and conditions of the Award being substituted, in each case, as reasonably determined by the Administrator (as constituted prior to the Change in Control) in good faith. Unless otherwise provided in the applicable Award Agreement, if a Participant’s Award is assumed, substituted or continued by the Successor pursuant to this Section 15(b)(i), then, subject to the remaining provisions of this Section 15(b), such Award will not vest or lapse solely as a result of the Change in Control but will instead remain outstanding under the terms pursuant to which it has been assumed, substituted, or continued and will continue to vest or lapse pursuant to such terms.

(A)

For the purposes of this Section 15(b), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor or its Parent, the Administrator may, with the consent of the Successor, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of another type of Award, for each Share subject to such Award, to be solely common stock of the Successor or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(ii)

No Assumption, Substitution, or Continuation of Outstanding Awards. If for any reason outstanding Awards are not assumed, substituted, or continued pursuant to Section 15(b)(i) of the Plan, such outstanding Awards will be subject to the following rules, in each case effective immediately prior to such Change in Control but conditioned upon completion of such Change in Control, with any corresponding payments made as soon as reasonably practicable after the Change in Control, but no later than within 30 days following the date of the Change in Control:

(A)

Options and Stock Appreciation Rights. All Options and Stock Appreciation Rights will become fully vested and exercisable. The Administrator will give Participants a reasonable opportunity (at least 30 days if practicable) to exercise any or all Options and Stock Appreciation Rights before the consummation of the transaction resulting in the Change in Control, provided that any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void and such Options and Stock Appreciation Rights will be restored to their status as if there had been no Change in Control. If a Participant does not exercise all Options and Stock Appreciation Rights prior to the Change in Control, the Administrator will pay such Participant in exchange for the cancellation of each such unexercised Options and Stock Appreciation Rights the difference between the exercise price for such Option or the grant price for such Stock Appreciation Right and the per Share consideration provided to other similarly situated stockholders in such Change in Control; provided, however, that if the exercise price of such Option or the grant price of such Stock Appreciation Right exceeds the aforementioned consideration provided, then such unexercised Option or Stock Appreciation Right will be canceled and terminated without any payment.

(B)

Vesting of Restricted Stock Units and Other Stock Awards and Lapse of Restricted Stock Restrictions, for Awards that are not Performance-Based Awards. All restrictions imposed on Restricted Stock Units, Other Stock Awards and Restricted Stock that are not performance-based will lapse and be of no further force and effect, such that all such Restricted Stock Units, Other Stock Awards and Restricted Stock will become fully vested, and the Period of Restriction will expire for such Awards of Restricted Stock. Restricted Stock Units and Other Stock Awards will be settled and paid in cash and/or Shares at the Administrator’s discretion, and Restricted Stock will be paid in cash and/or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its discretion, provide such holders the consideration provided to other similarly situated stockholders in such Change in Control.

(C)

Vesting, Payment and Achievement of Performance-Based Awards. All Performance-Based Awards for which the Performance Period has been completed as of the date of the Change Control but have not yet been paid will vest and be paid in cash and/or Shares at such time at the Administrator’s discretion, with all Performance Goals to be deemed achieved at actual performance. Unless otherwise provided in the applicable Award Agreement, all Performance-Based Awards for which the Performance Period has not been completed as of the date of the

CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix C	| C-13

Change in Control will, with respect to each Performance Goal or other vesting criteria, be deemed achieved at [one hundred percent (100%) of target levels] and all other terms and conditions met, and vest and be paid out for the entire Performance Period (and not pro rata), with the manner of payment to be made in cash or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its reasonable discretion, provide such holders the consideration provided to other similarly situated stockholders in such Change in Control.

(D)

Notwithstanding anything in this Section 15(b) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its Successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(iii)

Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Section 15(b) may not be terminated, amended, or modified in any manner that adversely affects any then-outstanding Award or Award Participant without the prior written consent of the Participant, unless for the purpose of complying with Applicable Laws and regulations.

(iv)

Limitation on Change in Control Payments. Notwithstanding anything in this Section 15(b) to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of the Award (i) could be deemed a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this Section 15(b), would be subject to an Excise Tax, then the “payments” to such Participant pursuant to this Section 15(b) shall be either (a) delivered in full, or (b) delivered as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax; whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Participant on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Unless the Company and the Participant otherwise agree in writing, any determination required under this Section 15(b)(iv) shall be made in writing in good faith by an accounting firm chosen by the Administrator. If a reduction in benefits is required only under the Plan, the reduction will apply to the Participant’s “payments” under this Section 15(b), as applicable, provided further than such payments will be reduced (or acceleration of vesting eliminated) in the following order: the order specified by the Participant’s Award Agreement, the order specified by any other written agreement between the Participant and the Company, the vesting acceleration of Options or Stock Appreciation Rights, then the vesting acceleration of equity awards other than Options or Stock Appreciation Rights. In the event that acceleration of vesting of Options, Stock Appreciation Rights or other equity awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant for the Participant’s Options, Stock Appreciation Rights or other equity awards, as applicable. If two or more Options, Stock Appreciation Rights or other equity awards are granted on the same day, the Options, Stock Appreciation Rights or other equity awards, as applicable, will be reduced on a pro-rata basis. For purposes of making the calculations required by this Section 15(b)(iv), the accountant selected by the Administrator may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to such accountants such information and documents as the accountants may reasonably request in order to make a determination under this Section 15(b)(iv).

16.	Tax Withholding.

(a)

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations with respect to such Award (or exercise thereof).

(b)

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may determine to permit the satisfaction of such withholding obligations for such Tax Obligations, in whole or in part, by any of the following methods (without limitation): (i) causing the Participant to tender a cash payment, (ii) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s) (provided, in the case of a Participant who is an “officer” of the Company as defined in Rule 16a-1(f) promulgated pursuant to the Exchange Act, or any successor law (or any successor rule), that any withholding amount that exceeds the amount that is required to be withheld pursuant to the Tax Obligations for such Participant is

C-14 |	CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix C

approved in advance by the Administrator or the Board (such requirement, the “Section 16 Officer Condition”)), (iii) causing the Participant to deliver to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s), subject to the Section 16 Officer Condition, or (iv) having the Company withhold from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)

As a condition to accepting an Award under this Plan, the Participant: (i) agrees to not make any claim against the Company, or any of its officers, directors, employees or affiliates related to tax liabilities arising from such award or other Company compensation, and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so.

17.

No Effect on Employment or Service; No Rights to Future Awards. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or a Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the right of the Company or a Subsidiary of the Company to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws. Nothing in the Plan shall entitle any Service Provider or any other person to any claim or right to be granted an Award.

18.

Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later (but not earlier) date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.

Rights as a Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

20.

Term of Plan. Subject to Section 31 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 21 of the Plan.

21.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board or its delegate may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

No Repricing Without Stockholder Approval. The Administrator shall not, without the approval of the stockholders of the Company (i) implement an Exchange Program or (ii) include provisions with respect to any option or SAR that “reloads” such option or SAR on exercise.

(d)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to the Plan’s termination.

22.	Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. For the avoidance of doubt, no Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Administrator.

(b)

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

CORE SCIENTIFIC 2025 PROXY STATEMENT Appendix C	| C-15

23.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24.

Clawback; Other Company Policies. Notwithstanding any other provision of the Plan to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy of the Company currently in effect or as may be adopted by the Company and, in each case, as may be amended from time to time. No such policy adoption or amendment shall require a Participant’s prior consent. All Awards granted under the Plan shall be and remain subject to any other applicable policies of the Company and any Subsidiary of the Company, such as insider trading policies as they may exist from time to time.

25.

Limitations Applicable to Officers. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

26.

Funding of the Plan. This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. No provision contained herein shall be construed to require that (a) the Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan, or (b) interest be paid or accrued on any Award or on any subsequent distribution of Common Stock, payment of cash, release or lapse of any restrictions on Common Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Awards. To the extent any holder of an Award acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such individual shall not have any rights in or against any specific assets of the Company.

27.

Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

28.

Non U.S. Employees. Without amending this Plan, the Administrator may grant awards to Service Providers who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

29.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.

30.

Governing Law. This Plan, each award hereunder and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

31.

Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

*********

XXXXXXXX

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

CORE SCIENTIFIC

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

Core Scientific, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 14, 2025

Monday, May 12, 2025 10:00 AM, Eastern Time

The undersigned hereby appoints Adam Sullivan, Todd DuChene and Krista Rhynard (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Core Scientific, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

PRELIMINARY PROXY styleIPC CARD SUBJECT TO COMPLETION Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Core Scientific, Inc. Internet: www.proxypush.com/CORZ • Cast your vote online Annual Meeting of Stockholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of March 14, 2025 Phone: Monday, May 12, 2025 10:00 AM, Eastern Time 1-866-240-5213 Annual Meeting to be held live via the internet—please visit • Use any touch-tone telephone • Have your Proxy Card ready www.proxydocs.com/CORZ for more details • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 11:59 PM, Eastern Time, May 11, 2025. This proxy is being solicited on behalf of the Board of Directors The lawful undersigned attorneys of hereby the undersigned, appoints Adam with Sullivan, full power Todd of substitution DuChene and and revocation, Krista Rhynard and (the authorizes “Named them, Proxies”), and each and of each them, or either to vote of all them, the shares as the of true capital and such stock other of Core matters Scientific, as may Inc. be which properly the undersigned brought before is entitled the meeting to vote or at any said adjournment meeting and thereof, any adjournment conferring authority thereof upon upon the such matters true and specified lawful attorneys and upon to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. IDENTICAL THE SHARES TO REPRESENTED THE BOARD OF BY DIRECTORS’ THIS PROXY RECOMMENDATION. WILL BE VOTED AS This DIRECTED proxy, when OR, IF properly NO DIRECTION executed, will IS GIVEN, be voted SHARES in the manner WILL BE directed VOTED herein. In their postponement discretion, thereof. the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance card. Your vote with is the important! Board of Please Directors’ vote. recommendation. Important Notice The Regarding Named Proxies the Availability cannot of vote Proxy your Materials shares unless for the you Stockholder sign (on the Meeting reverse to Be side) Held and on return May this 12, 2025. www.proxydocs. The Notice com/CORZ. of Annual It Meeting, Is important Proxy that Statement proxies be and completed Annual and Report submitted on Form promptly. 10-K Therefore, are available whether at https://investors. or not you plan corescientific. to be present com at and the Annual with the Meeting, accompanying please instructions submit your above. vote PLEASE by proxy BE via SURE the internet, TO SIGN by AND telephone DATE THIS or by PROXY mail in CARD the enclosed AND MARK postage-paid ON THE REVERSE envelope SIDE. in accordance Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Core Scientific, Inc. 2025 Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4, 5, 6, 7, 8 AND 9 THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors Class 1 FOR WITHHOLD 1.01 Adam Sullivan FOR #P2# #P2# FOR AGAINST ABSTAIN 2. To approve, on a non-binding, advisory basis, the compensation of our named FOR executive officers, as disclosed in this proxy statement. #P3# #P3# #P3# 1YR 2YR 3YR ABSTAIN 3. To indicate, on a non-binding, advisory basis, the preferred frequency of stockholder 1 YEAR advisory votes on the compensation of our named executive officers. #P4# #P4# #P4# #P4# FOR AGAINST ABSTAIN 4. To approve an amendment of the Company’s Third Amended and Restated Certificate FOR of Incorporation to declassify the Board of Directors. #P5# #P5# #P5# 5. To approve an amendment of the Company’s Third Amended and Restated Certificate FOR of Incorporation to eliminate the supermajority vote requirement for stockholders to #P6# #P6# #P6# amend certain provisions of our Certificate of Incorporation. 6. To approve an amendment of the Company’s Third Amended and Restated Certificate FOR of Incorporation to eliminate certain consent rights provided to our creditors in #P7# #P7# #P7# connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes. 7. To approve the Amended and Restated 2024 Equity Incentive Plan. FOR #P8# #P8# #P8# 8. To ratify the selection of        as our independent registered public accounting FOR firm for the fiscal year ending December 31, 2025. #P9# #P9# #P9# 9. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional FOR proxies if there are not sufficient votes in favor of Proposals 4, 5, and 6. #P10# #P10# #P10# * Such other business as may properly come before the meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/CORZ Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date